                                              Registration Statement No. 2-27330
                                                                        811-1539

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 70

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 70

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                 ----------------------------------------------
                             FOR VARIABLE ANNUITIES
                             ----------------------
                           (Exact name of Registrant)


                        THE TRAVELERS INSURANCE COMPANY
                        -------------------------------
                          (Name of Insurance Company)

                ONE TOWER SQUARE, HARTFORD, CONNECTICUT   06183
                -----------------------------------------------
    (Address of Insurance Company's Principal Executive Offices)  (Zip Code)

   Insurance Company's Telephone Number, including Area Code: (860) 277-0111
                                                              --------------

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
                     The Travelers Growth and Income Stock
                         Account for Variable Annuities
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                    (Name and Address of Agent for Service)


              --------------------------------------------------
                 Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

             immediately upon filing pursuant to paragraph (b) of Rule 485.
------
   X         on May 1, 1998 pursuant to paragraph (b) of Rule 485.
------
             60 days after filing pursuant to paragraph (a)(1) of Rule 485.
------
             on __________ pursuant to paragraph (a)(1) of Rule 485.
------
             75 days after filing pursuant to paragraph (a)(2).
------
             on __________ pursuant to paragraph (a)(2) of Rule 485.
------

If appropriate check the following box:

         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             Cross-Reference Sheet

                                    Form N-3

ITEM
NO.                                                    CAPTION IN PROSPECTUS
---                                                    ---------------------
1.    Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
2.    Definitions                                      Glossary of Special Terms
3.    Synopsis                                         Prospectus Summary
4.    Condensed Financial Information                  Condensed Financial Information
5.    General Description of Registrant                The Insurance Company and the Separate
         and Insurance Company                              Accounts; The Travelers Growth and Income
                                                            Stock Account for Variable Annuities
6.    Management                                       Managed Separate Accounts: Management
                                                            and Advisory Services
7.    Deductions and Expenses                          Charges and Deductions; Fee Table
8.    General Description of Variable                  The Variable Annuity Contract; Miscellaneous
         Annuity Contracts
9.    Annuity Period                                   The Annuity Period
10.   Death Benefit                                    Death Benefit; Payout Options
11.   Purchases and Contract Value                     The Variable Annuity Contract
12.   Redemptions                                      Surrenders and Redemptions; Right to Return
13.   Taxes                                            Premium Tax; Federal Tax Considerations
14.   Legal Proceedings                                Legal Proceedings and Opinions
15.   Table of Contents of Statement                   Appendix A
         of Additional Information


                                                       CAPTION IN STATEMENT OF ADDITIONAL
                                                       INFORMATION
                                                       ---------------------------------------

16.   Cover Page                                       The Travelers Growth and Income Stock
                                                            Account for Variable Annuities
17.   Table of Contents                                Table of Contents
18.   General Information and History                  Description of The Travelers and the
                                                            Separate Accounts
19.   Investment Objectives and                        Investment Restrictions
         Policies
20.   Management                                       The Board of Managers
21.   Investment Advisory and Other Services           Investment Management and Advisory Services;
                                                            Securities Custodian; Independent Accountants
22.   Brokerage Allocation                             Investment Management and Advisory Services
23.   Purchase and Pricing of Securities               Valuation of Separate Account Assets
         Being Offered
24.   Underwriters                                     Distribution and Management Services
25.   Calculation of Performance Data                  Performance Data
26.   Annuity Payments                                 Inapplicable
27.   Financial Statements                             Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

             TRAVELERS UNIVERSAL ANNUITY VARIABLE CONTRACT PROFILE


                                  MAY 1, 1998



THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH IS ATTACHED TO THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY. THE TERMS "WE," "US," "OUR" AND "THE COMPANY" REFER TO TRAVELERS INSURANCE COMPANY. "YOU" AND "YOUR" REFER TO THE CONTRACT OWNER.



1. THE VARIABLE ANNUITY CONTRACT. The Contract offered by Travelers Insurance Company is a variable annuity that is intended for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed income options. Under a qualified Contract, you can make one or more payments, as you choose, on a tax-deferred basis. Under a non-qualified Contract, you can make one or more payments with after-tax dollars. You direct your payment(s) to one or more of the variable funding options listed in Section 4 and/or to the Fixed (Flexible Annuity) Account. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You may gain or lose money in the funding options.



The Contract, like all deferred variable annuity contracts has two phases: the accumulation phase and the income phase. During the accumulation phase, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments (annuity payments) from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the income phase.



2. ANNUITY PAYMENTS (THE INCOME PHASE). You may choose to receive income payments from the Fixed Account or the variable funding options. If you want to receive regular payments from your annuity, you can choose one of the following annuity options: Option 1 -- payments for your life (life annuity) assuming that you are the annuitant; Option 2 -- payments for your life with an added guarantee that payments will continue to your beneficiary for a certain number of months (120, 180 or 240, as you select) if you should die during that period; Option 3 -- payments for your life with a cash refund with the guarantee that, upon your death, your beneficiary will receive the balance as a lump sum payment; Option 4 -- Joint and Last Survivor Life Annuity in which payments are made for your life and the life of another person (usually your spouse). This option can also be elected with payments continuing at a reduced rate after the death of one payee. There are also Income Options available: Income Option
1 -- Fixed Amount -- the Cash Surrender Value of your Contract will be paid to you in equal payments for a fixed period; or Option 2 -- Fixed Period -- the Cash Surrender Value will be used to make payments for a fixed time period. If you should die prior to the end of the Fixed Period, the remaining amount will go to your beneficiary.



Once you make an election of an annuity option or an income option and income payments begin, it cannot be changed. During the income phase, you have the same investment choices you had during the accumulation phase. If amounts are directed to the variable funding options, the dollar amount of your payments may increase or decrease. Once the annuity or income payments begin, the selection of funding options may be changed only with the permission of the Company.



3. PURCHASE. You may purchase a tax-qualified Contract with an initial payment of at least $20, except in the case of an individual retirement annuity (IRA) where the minimum initial payment is $1,000. Additional payments to a tax-qualified Contract of at least $20 may be made. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.

WHO MAY PURCHASE THIS CONTRACT?



The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollover pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans (which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code.



4. INVESTMENT OPTIONS. You can direct your money into the Fixed (Flexible Annuity) Account and/or to any or all of the following variable funding options. The funding options are described in the prospectuses for the funds. Depending on market conditions, you may make or lose money in any of these options.



                           MANAGED SEPARATE ACCOUNTS



Travelers Growth and Income Stock Account
  ("Account GIS")


Travelers Money Market Account
  ("Account MM")


Travelers Quality Bond Account
  ("Account QB")


Travelers Timed Aggressive Stock Account
  ("Account TAS")


Travelers Timed Growth and Income Stock
  Account ("Account TGIS")


Travelers Timed Short-Term Bond Account
  ("Account TSB")



                    TRAVELERS FUND U FOR VARIABLE ANNUITIES



Capital Appreciation Fund


Dreyfus Stock Index Fund


High Yield Bond Trust


Managed Assets Trust


AMERICAN ODYSSEY FUNDS, INC.


  Core Equity Fund


  Emerging Opportunities Fund


  Global High-Yield Bond Fund


  Intermediate-Term Bond Fund


  International Equity Fund


  Long-Term Bond Fund


DREYFUS VARIABLE INVESTMENT FUND


  Small Cap Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND


  VIP Equity Income Portfolio


  VIP Growth Portfolio


  VIP High Income Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II


  VIP II Asset Manager Portfolio


TEMPLETON VARIABLE PRODUCTS SERIES FUND


  Templeton Asset Allocation Fund
    (Class 1)


  Templeton Bond Fund (Class 1)


  Templeton Stock Fund (Class 1)


TRAVELERS SERIES FUND, INC.


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Putnam Diversified Income Portfolio


  Smith Barney High Income Portfolio


  Smith Barney International Equity Portfolio


  Smith Barney Large Cap Value Portfolio


THE TRAVELERS SERIES TRUST


  Disciplined Mid Cap Stock Portfolio


  Social Awareness Stock Portfolio


  U.S. Government Securities Portfolio


  Utilities Portfolio


5. EXPENSES. The Contract has insurance features and investment features, and there are costs related to each.


For each contract we deduct a semi-annual administrative charge of $15. There is also an annual insurance charge of 1.25% of the amounts you direct to the variable Funding Options.



Each Funding Option has an investment charge (total fund charge), which includes the management fee, any applicable asset allocation fee and other expenses (and which reflects any expense reimbursements or fee waivers). The charge ranges from .32% to 2.11% annually, of the average daily net asset balance of the Funding Option, depending on the Funding Option selected.



If you withdraw amounts from the Contract, we may deduct a withdrawal charge (of 5% for five years) of the purchase payments you made to the Contract. If you withdraw all amounts under the Contract, or if you begin receiving annuity/income payments, the Company may be required by your state to deduct a premium tax of 0% - 5%.



The following table is designed to help you understand the Contract charges. The column "Total Annual Insurance Charge" shows the total of the $15 semi-annual contract charge (which is represented as 0.167% below) and the insurance charge of 1.25%. The investment charges for each portfolio are also shown. Each of the American Odyssey Portfolios is listed twice, once with the optional CHART asset allocation fee of 1.25% reflected, and once without the optional asset allocation fee. The columns under the heading "Examples" show you how much you would pay under the Contract for a one-year period and for a 10-year period. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (a) at the end of year one and (b) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the Examples show the aggregate of all the annual charges assessed during that time, but no withdrawal charge is shown. For these examples, the premium tax is assumed to be 0%. Please refer to the Fee Table in the prospectus for more details.





                                                                      TOTAL                EXAMPLES: TOTAL
                                                           TOTAL      ANNUAL               ANNUAL EXPENSES
                                                          ANNUAL     FUNDING     TOTAL       AT END OF:
                                                         INSURANCE    OPTION    ANNUAL    -----------------
                    PORTFOLIO NAME                        CHARGES    EXPENSES   CHARGES   1 YEAR   10 YEARS
-----------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Account GIS........................................    1.40%       0.62%     2.02%     $70       $234
    Account MM.........................................    1.40%       0.32%     1.72%      67        203
    Account QB.........................................    1.40%       0.32%     1.72%      67        203
    Account TAS........................................    1.40%       1.60%     3.00%      80        331
    Account TB* (Travelers Timed Bond Account).........    1.40%       1.75%     3.15%      82        345
    Account TGIS.......................................    1.40%       1.57%     2.97%      80        329
    Account TSB........................................    1.40%       1.57%     2.97%      80        329
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund..............................    1.40%       0.84%     2.24%      73        257
Dreyfus Stock Index Fund...............................    1.40%       0.28%     1.68%      67        198
High Yield Bond Trust..................................    1.40%       0.84%     2.24%      73        257
Managed Assets Trust...................................    1.40%       0.63%     2.03%      71        235
AMERICAN ODYSSEY FUNDS, INC.(1)
    Core Equity Fund...................................    1.40%       0.65%     2.05%      71        238
    Emerging Opportunities Fund........................    1.40%       0.86%     2.26%      73        259
    Global High-Yield Bond Fund........................    1.40%       0.68%     2.08%      71        241
    Intermediate-Term Bond Fund........................    1.40%       0.63%     2.03%      71        235
    International Equity Fund..........................    1.40%       0.77%     2.17%      72        250
    Long-Term Bond Fund................................    1.40%       0.62%     2.02%      70        234
AMERICAN ODYSSEY FUNDS, INC.(2)
    Core Equity Fund...................................    1.40%       1.90%     3.30%      83        359
    Emerging Opportunities Fund........................    1.40%       2.11%     3.51%      85        378
    Global High-Yield Bond Fund........................    1.40%       1.93%     3.33%      84        362
    Intermediate-Term Bond Fund........................    1.40%       1.88%     3.28%      83        357
    International Equity Fund..........................    1.40%       2.02%     3.42%      84        370
    Long-Term Bond Fund................................    1.40%       1.87%     3.27%      83        356
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio................................    1.40%       0.78%     2.18%      72        251
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity Income Portfolio............................    1.40%       0.58%     1.98%      70        230
    Growth Portfolio...................................    1.40%       0.69%     2.09%      71        242
    High Income Portfolio..............................    1.40%       0.71%     2.11%      71        244
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio............................    1.40%       0.65%     2.05%      71        238
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund....................    1.40%       0.78%     2.18%      72        251
    Templeton Bond Fund................................    1.40%       0.68%     2.08%      71        241
    Templeton Stock Fund...............................    1.40%       0.88%     2.28%      73        261
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio..........................    1.40%       0.82%     2.22%      72        255
    G.T. Global Strategic Income Portfolio*............    1.40%       1.07%     2.47%      75        280
    MFS Total Return Portfolio.........................    1.40%       0.86%     2.26%      73        259
    Putnam Diversified Income Portfolio................    1.40%       0.88%     2.28%      73        261
    Smith Barney High Income Portfolio.................    1.40%       0.70%     2.10%      71        243



* Not currently available to new Contract Owners in most states.



 (1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.



 (2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.

                                                                      TOTAL                EXAMPLES: TOTAL
                                                           TOTAL      ANNUAL               ANNUAL EXPENSES
                                                          ANNUAL     FUNDING     TOTAL       AT END OF:
                                                         INSURANCE    OPTION    ANNUAL    -----------------
                    PORTFOLIO NAME                        CHARGES    EXPENSES   CHARGES   1 YEAR   10 YEARS
-----------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND, INC., CONTINUED
    Smith Barney International Equity Portfolio........    1.40%       1.01%     2.41%      74        274
    Smith Barney Large Cap Value Portfolio
      (formerly Smith Barney Income and Growth
      Portfolio).......................................    1.40%       0.69%     2.09%      71        242
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio................    1.40%       0.95%     2.35%      74        268
    Social Awareness Stock Portfolio...................    1.40%       0.98%     2.38%      74        271
    U.S. Government Securities Portfolio...............    1.40%       0.58%     1.98%      70        231
    Utilities Portfolio................................    1.40%       1.06%     2.46%      75        279



6. TAXES. The payments you make to the Contract during the accumulation phase are made with before-tax dollars or after-tax dollars. You may be taxed on your purchase payments and will be taxed on any earnings when you make a withdrawal or begin receiving payments. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.



For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, the Company can calculate and pay you the minimum distribution amount required by federal law.



7. ACCESS TO YOUR MONEY. You can take withdrawals at any time during the accumulation phase. A withdrawal charge (a deferred sales charge) may apply. The amount of the charge depends on a number of factors, including the length of time since the purchase payment was made. After the first contract year, you may withdraw up to 10% of the cash value (as of the end of the previous contract year) without a deferred sales charge. You may also have to pay income taxes, a federal tax penalty or premium taxes on any money you take out.



You may choose to receive monthly, quarterly, semi-annual or annual ("systematic") withdrawals of at least $50 if your Contract's cash value is $5,000 or more. All applicable sales charges and premium taxes will be deducted.


8. PERFORMANCE. The value of the Contract will vary depending upon the investment performance of the Funding Options you choose. The following chart shows total returns for each Funding Option for the time periods shown. The rate of return reflects the insurance charges, administrative charge, investment charges and all other expenses of the Funding Option. The rate of return does not reflect any withdrawal charge, which, if applied, would reduce such performance. Past performance is not a guarantee of future results.


LAST TEN CALENDAR YEARS (OR FULL YEARS SINCE INCEPTION):


--------------------------------------------------------------------------------------------------------------------------------
        PORTFOLIO NAME            1997       1996       1995       1994       1993       1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS:
    Account GIS...............   31.38%      21.20%    35.26%     -1.56%      7.34%       0.57%    27.41%      -4.99%     26.13%
    Account MM................    3.96%       3.77%     4.25%      2.46%      1.36%       1.98%     4.42%       6.64%      7.70%
    Account QB................    6.43%       3.22%    14.31%     -2.71%      7.77%       6.32%    12.86%       7.01%      9.43%
    Account TAS...............   29.04%      16.26%    31.89%     -7.45%     12.83%       8.27%    31.31%      -4.72%     11.99%
    Account TGIS..............   29.65%      19.87%    33.37%     -4.90%      4.65%       2.58%    17.78%      -4.09%     30.34%
    Account TSB...............    2.67%       1.91%     2.98%      1.04%      5.28%      -4.33%     2.96%       5.74%      7.68%
UNDERLYING FUNDING OPTIONS:
Capital Appreciation Fund.....   24.43%      26.44%    34.49%     -6.25%     13.30%      15.81%    33.09%      -7.42%     13.77%
Dreyfus Stock Index Fund......   31.17%      20.83%    34.90%     -0.66%      7.63%      --         --         --         --
High Yield Bond Trust.........   14.97%      14.43%    13.90%     -2.78%     12.24%      11.38%    24.31%     -10.17%     -0.14%
Managed Assets Trust..........   19.66%      12.19%    25.35%     -3.76%      7.67%       3.47%    19.95%       0.94%     25.29%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund..........   28.56%      19.95%    35.01%     -3.72%        --          --        --          --         --
    Emerging Opportunities
      Fund....................    4.24%      -5.76%    28.81%      6.70%        --          --        --          --         --

------------------------------  --------
        PORTFOLIO NAME            1988

MANAGED SEPARATE ACCOUNTS:
    Account GIS...............   16.10%
    Account MM................    5.96%
    Account QB................    5.42%
    Account TAS...............    4.23%
    Account TGIS..............   10.49%
    Account TSB...............    5.83%
UNDERLYING FUNDING OPTIONS:
Capital Appreciation Fund.....    8.37%
Dreyfus Stock Index Fund......    --
High Yield Bond Trust.........   12.88%
Managed Assets Trust..........    7.56%
AMERICAN ODYSSEY FUNDS, INC.*
    Core Equity Fund..........       --
    Emerging Opportunities
      Fund....................       --

--------------------------------------------------------------------------------------------------------------------------------
        PORTFOLIO NAME            1997       1996       1995       1994       1993       1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC. CONTINUED
    Global High-Yield Bond
      Fund**..................    3.36%       1.06%     7.95%     -2.90%        --          --        --          --         --
    Intermediate-Term Bond
      Fund....................    4.72%       1.20%    12.01%     -5.54%        --          --        --          --         --
    International Equity
      Fund....................    2.28%      18.71%    15.89%     -9.54%        --          --        --          --         --
    Long-Term Bond Fund.......    9.16%      -1.36%    19.27%     -8.38%        --          --        --          --         --
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund..........   29.94%      21.44%    36.66%     -2.53%        --          --        --          --         --
    Emerging Opportunities
      Fund....................    5.44%      -4.52%    30.42%      8.02%        --          --        --          --         --
    Global High-Yield Bond
      Fund**..................    4.66%       2.33%     9.30%     -1.67%        --          --        --          --         --
    Intermediate-Term Bond
      Fund....................    6.03%       2.47%    13.41%     -4.34%        --          --        --          --         --
    International Equity
      Fund....................    3.62%      20.19%    17.34%     -8.42%        --          --        --          --         --
    Long-Term Bond Fund.......   10.51%      -0.13%    20.75%     -7.22%        --          --        --          --         --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND:
    Equity Income Portfolio...   26.38%      12.68%    33.23%      5.45%     16.46%         --        --          --         --
    Growth Portfolio..........   21.80%      13.10%    33.51%     -1.55%     17.54%         --        --          --         --
    High Income Portfolio.....   16.06%      12.44%    18.93%     -3.06%     18.67%         --        --          --         --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II:
    Asset Manager Portfolio...   19.01%      13.01%    15.33%     -7.55%     19.19%         --        --          --         --
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
    Templeton Asset Allocation
      Fund....................   13.94%      17.21%    20.84%     -4.46%     24.21%         --        --          --         --
    Templeton Bond Fund.......    1.09%       7.91%    13.31%     -6.35%      9.74%         --        --          --         --
    Templeton Stock Fund......   10.35%      20.73%    23.51%     -3.71%     31.99%         --        --          --         --
TRAVELERS SERIES FUND, INC.:
    Alliance Growth
      Portfolio...............   27.32%      27.60%       --         --         --          --        --          --         --
    MFS Total Return
      Portfolio...............   19.54%      12.86%       --         --         --          --        --          --         --
    Putnam Diversified Income
      Portfolio...............    6.21%       6.72%       --         --         --          --        --          --         --
    Smith Barney High Income
      Portfolio...............   12.29%      11.58%       --         --         --          --        --          --         --
    Smith Barney International
      Equity Portfolio........    1.20%      16.02%       --         --         --          --        --          --         --
    Smith Barney Large Cap
      Value Portfolio
      (formerly Smith Barney
      Income and Growth
      Portfolio)..............   24.92%      18.14%       --         --         --          --        --          --         --
THE TRAVELERS SERIES TRUST:
    Social Awareness Stock
      Portfolio...............   25.56%      18.31%    31.56%     -4.12%      5.84%         --        --          --         --
    U.S. Government Securities
      Portfolio...............   11.09%       0.01%    22.75%     -7.11%      7.80%         --        --          --         --
    Utilities Portfolio.......   23.59%       5.95%    27.51%        --         --          --        --          --         --

------------------------------  --------
        PORTFOLIO NAME            1988
-------------------------------------------------
AMERICAN ODYSSEY FUNDS, INC. C
    Global High-Yield Bond
      Fund**..................       --
    Intermediate-Term Bond
      Fund....................       --
    International Equity
      Fund....................       --
    Long-Term Bond Fund.......       --
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund..........       --
    Emerging Opportunities
      Fund....................       --
    Global High-Yield Bond
      Fund**..................       --
    Intermediate-Term Bond
      Fund....................       --
    International Equity
      Fund....................       --
    Long-Term Bond Fund.......       --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND:
    Equity Income Portfolio...       --
    Growth Portfolio..........       --
    High Income Portfolio.....       --
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II:
    Asset Manager Portfolio...       --
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
    Templeton Asset Allocation
      Fund....................       --
    Templeton Bond Fund.......       --
    Templeton Stock Fund......       --
TRAVELERS SERIES FUND, INC.:
    Alliance Growth
      Portfolio...............       --
    MFS Total Return
      Portfolio...............       --
    Putnam Diversified Income
      Portfolio...............       --
    Smith Barney High Income
      Portfolio...............       --
    Smith Barney International
      Equity Portfolio........       --
    Smith Barney Large Cap
      Value Portfolio
      (formerly Smith Barney
      Income and Growth
      Portfolio)..............       --
THE TRAVELERS SERIES TRUST:
    Social Awareness Stock
      Portfolio...............       --
    U.S. Government Securities
      Portfolio...............       --
    Utilities Portfolio.......       --



 * Includes CHART fee of 1.25% annually.



** Formerly the American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.



Those funding options not illustrated above do not yet have one full year of performance history.



9. DEATH BENEFIT. The death benefit applies upon the first death of the owner, joint owner or annuitant. Assuming you are the Annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit paid depends on your age at the time of your death. If you die before you reach age 75, the death benefit equals the greatest of (1), (2) or (3) below:


     (1) the Cash Value; or

     (2) the total Purchase Payments made under the Contract; or

     (3) the Cash Value on the most recent fifth multiple of the contract year anniversary immediately preceding the date on which the Company receives due proof of death.

If you die on or after age 75 and prior to the maturity date, the death benefit is equal to the Cash Value determined as of the date the Company receives due proof of death.



In all cases described above, any amount paid will be reduced by any applicable premium tax, outstanding loans or surrenders not previously deducted. Certain states may have varying age requirements. Please refer to the Contract Prospectus.


10. OTHER INFORMATION

RIGHT TO RETURN


If you cancel the Contract within ten days after you receive it, you receive a full refund of the Cash Value (including charges). Where state law requires a longer right to return (free look), or the return of the purchase payments, we will comply. You bear the investment risk during the free look period; therefore, the Cash Value returned to you may be greater or less than your purchase payment. If the Contract is purchased as an Individual Retirement Annuity (IRA), and is returned within the first seven days after Contract delivery, your full purchase payment will be refunded. During the remainder of the IRA free look period, the Cash Value (including charges) will be refunded. The Cash Value will be determined as of the close of business on the day we receive a written request for a refund.



You can transfer between the funding options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At the minimum, we would always allow at least one transfer every six months.


ADDITIONAL FEATURES

This Contract has other features you may be interested in. These include:


DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Funding Options each month, theoretically giving you a lower average cost per unit over time as compared to a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee a profit nor prevent loss in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



MARKET TIMING PROGRAM. If allowed, you may elect to enter into a separate market timing services agreement with registered investment advisers who provide market timing services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the Cash Value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase Payments are allocated to the following Funding Options when you participate in the Market Timing Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Market Timing Program and applicable fees are fully disclosed in a separate Disclosure Statement.


ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, for the purpose of receiving asset allocation advice under Copeland's CHART Program. The CHART Program allocates all Purchase Payments among the American Odyssey Funds. The CHART Program and applicable fees are fully disclosed in a separate Disclosure Statement.


11. INQUIRIES. If you need more information, please contact us at (800) 842-9368 or:


    Travelers Insurance Company
    Annuity Services
    One Tower Square


    Hartford, CT 06183-5030

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------


This prospectus describes the individual and group variable annuity Contracts (the "Contracts") to which purchase payments may be made as either a single payment or on a flexible basis. The Contracts are issued by The Travelers Insurance Company. Purchase payments may be allocated to one or more of the following funding options:



                           MANAGED SEPARATE ACCOUNTS



Travelers Growth and Income Stock Account   ("Account GIS")


Travelers Money Market Account
  ("Account MM")


Travelers Quality Bond Account
  ("Account QB")


Travelers Timed Aggressive Stock Account   ("Account TAS")


Travelers Timed Growth and Income Stock
  Account ("Account TGIS")


Travelers Timed Short-Term Bond Account   ("Account TSB")



                    TRAVELERS FUND U FOR VARIABLE ANNUITIES



Capital Appreciation Fund


Dreyfus Stock Index Fund


High Yield Bond Trust


Managed Assets Trust


AMERICAN ODYSSEY FUNDS, INC.


  Core Equity Fund


  Emerging Opportunities Fund


  Global High-Yield Bond Fund


  Intermediate-Term Bond Fund


  International Equity Fund


  Long-Term Bond Fund


DREYFUS VARIABLE INVESTMENT FUND


  Small Cap Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND


  VIP Equity Income Portfolio


  VIP Growth Portfolio


  VIP High Income Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II


  VIP II Asset Manager Portfolio


TEMPLETON VARIABLE PRODUCTS SERIES FUND


  Templeton Asset Allocation Fund
    (Class 1)


  Templeton Bond Fund (Class 1)


  Templeton Stock Fund (Class 1)


TRAVELERS SERIES FUND, INC.


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Putnam Diversified Income Portfolio


  Smith Barney High Income Portfolio


  Smith Barney International Equity Portfolio


  Smith Barney Large Cap Value Portfolio


TRAVELERS SERIES TRUST


  Disciplined Mid Cap Stock Portfolio


  Social Awareness Stock Portfolio


  U.S. Government Securities Portfolio


  Utilities Portfolio



This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information is contained in a Statement of Additional Information ("SAI") dated May 1, 1998, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-800-842-9368, or by accessing the SEC's website (http://www.sec.gov). The Table of Contents of the SAI appears in Appendix B of this prospectus.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF FUND U'S UNDERLYING FUNDS. BOTH THIS PROSPECTUS AND EACH OF THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS


FEE TABLE.......................................    3
CONDENSED FINANICAL INFORMATION.................    5
THE VARIABLE ANNUITY CONTRACT...................    6
  PURCHASE PAYMENTS.............................    6
    Application of Purchase Payments............    6
    Accumulation Units..........................    7
  THE FUNDING OPTIONS...........................    7
    Fund U:.....................................    7
    Managed Separate Accounts...................    7
  TRANSFERS.....................................    7
    Dollar-Cost Averaging (Automated
      Transfers)................................    7
    Asset Allocation Advice.....................    8
  MARKET TIMING SERVICES........................    8
    Market Timing Risks.........................    9
  WITHDRAWALS AND REDEMPTIONS...................    9
    Systematic Withdrawals......................   10
  DEATH BENEFIT.................................   10
  CHARGES AND DEDUCTIONS........................   10
    Withdrawal Charge...........................   10
    Free Withdrawal Allowance...................   12
    Premium Tax.................................   12
    Administrative Charge.......................   12
    Mortality and Expense Risk Charge...........   12
    Reduction or Elimination of Contract
      Charges...................................   13
    Investment Advisory and Subadvisory Fees....   13
    Market Timing Services Fees.................   14
THE ANNUITY PERIOD..............................   14
    Maturity Date...............................   14
    Allocation of Annuity.......................   14
    Determination of First Annuity Payment......   15
    Determination of Second and Subsequent
      Annuity Payments..........................   15
  PAYOUT OPTIONS................................   15
    Election of Options.........................   15
    Annuity Options.............................   16
    Income Options..............................   17
MISCELLANEOUS CONTRACT PROVISIONS...............   17
    Termination of Individual Contract..........   17
    Termination of Group Contract or Account....   17
    Distribution from One Account to Another
      Account...................................   19
    Required Reports............................   19
    Right to Return.............................   19
    Change of Contract..........................   19
    Assignment..................................   20
    Suspension of Payments......................   20
    Voting Rights...............................   20
      Fund U....................................   20
      Accounts GIS, QB, MM, TGIS, TSB, TAS and
        TB......................................   20
OTHER INFORMATION...............................   21
    Distribution of Variable Annuity
      Contracts.................................   21
    Conformity with State and Federal Laws......   21
    Legal Proceedings and Opinions..............   21
THE INSURANCE COMPANY AND SEPARATE ACCOUNTS.....   22
  THE INSURANCE COMPANY.........................   22
    IMSA........................................   22
    Year 2000 Compliance........................   22
    The Separate Accounts.......................   22
    Substitution of Investments.................   23
    The Funding Options.........................   23
    Managed Separate Accounts: Management and
      Investment Advisory Services..............   26
    Performance Information.....................   26
FEDERAL TAX CONSIDERATIONS......................   27
    General Taxation of Annuities...............   27
    Types of Contracts: Qualified or
      Nonqualified..............................   27
    Investor Control............................   28
    Mandatory Distributions for Qualified
      Plans.....................................   28
    Nonqualified Annuity Contracts..............   28
    Qualified Annuity Contracts.................   29
    Penalty Tax for Premature Distributions.....   29
    Diversification Requirements................   29
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE ANNUITIES (ACCOUNT GIS)..........   30
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT QB)..................................   31
THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT MM)..................................   33
THE TRAVELERS TIMED GROWTH AND INCOME STOCK
  ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT
  TGIS).........................................   35
THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TSB)..............   37
THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR
  VARIABLE ANNUITIES (ACCOUNT TAS)..............   39
THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE
  ANNUITIES
  (ACCOUNT TB)..................................   41
APPENDIX A......................................  A-1
APPENDIX B (CONDENSED FINANCIAL INFORMATION)....  B-1
APPENDIX C......................................  C-1


                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.


Accumulation Units..............................    7
Annuitant.......................................   14
Annuity Payments................................   14
Annuity Unit....................................    7
Cash Surrender Value............................    9
Cash Value......................................    6
Contract Date...................................    6
Contract Owner (You, Your or Owner).............    6
Contract Year...................................    6
Funding Option(s)...............................    6
Income Payments.................................   17
Individual Account..............................    6
Managed Separate Account........................    7
Maturity Date...................................   14
Owner's Account.................................    6
Participant.....................................    6
Participant's Interest..........................    6
Plan............................................    6
Purchase Payment................................    6
Underlying Funds................................    7
Written Request.................................    6

                                   FEE TABLE
--------------------------------------------------------------------------------
                  ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB
                        FUND U AND ITS UNDERLYING FUNDS


CONTRACT CHARGES AND EXPENSES



     CONTINGENT DEFERRED SALES CHARGE (as a percentage of
      purchase payments withdrawn)
        If withdrawn within 5 years after the purchase
        payment is made.....................................   5.00%
        If withdrawn 5 or more years after the purchase
        payment is made.....................................      0%
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE..............       $15
ANNUAL SEPARATE ACCOUNT EXPENSES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of
       average net assets of
        Managed Separate Accounts and Fund U)...............   1.25%
FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding
  option as of December 31, 1997, unless otherwise noted.)



                                                                               MARKET          ANNUAL
                 INVESTMENT ALTERNATIVE                   MANAGEMENT FEE   TIMING FEE(1)     EXPENSES(2)
---------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
    Account GIS.........................................       0.62%             n/a            0.62%
    Account MM..........................................       0.32%             n/a            0.32%
    Account QB..........................................       0.32%             n/a            0.32%
    Account TAS.........................................       0.35%            1.25%           1.60%
    Account TB*.........................................       0.50%            1.25%           1.75%
    Account TGIS........................................       0.32%            1.25%           1.57%
    Account TSB.........................................       0.32%            1.25%           1.57%



 * Travelers Timed Bond Account. Not currently available to new Contract Owners in most states.



                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
                                                          REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............................       0.75%            0.09%           0.84%
Dreyfus Stock Index Fund................................       0.25%            0.03%           0.28%
High Yield Bond Trust...................................       0.50%            0.34%           0.84%
Managed Assets Trust....................................       0.50%            0.13%           0.63%
AMERICAN ODYSSEY FUNDS, INC.
    Core Equity Fund....................................       0.57%            0.08%(3)        0.65%
    Emerging Opportunities Fund.........................       0.60%            0.26%(3)        0.86%
    Global High-Yield Bond Fund.........................       0.43%            0.25%(4)        0.68%
    Intermediate-Term Bond Fund.........................       0.50%            0.13%(3)        0.63%
    International Equity Fund...........................       0.65%            0.12%(3)        0.77%
    Long-Term Bond Fund.................................       0.50%            0.12%(3)        0.62%
AMERICAN ODYSSEY FUNDS, INC.**
    Core Equity Fund....................................       0.57%            1.33%(3)        1.90%
    Emerging Opportunities Fund.........................       0.60%            1.51%(3)        2.11%
    Global High-Yield Bond Fund.........................       0.43%            1.50%(4)        1.93%
    Intermediate-Term Bond Fund.........................       0.50%            1.38%(3)        1.88%
    International Equity Fund...........................       0.65%            1.37%(3)        2.02%
    Long-Term Bond Fund.................................       0.50%            1.37%(3)        1.87%
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio.................................       0.75%            0.03%           0.78%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
    Equity Income Portfolio.............................       0.50%            0.08%(5)        0.58%
    Growth Portfolio....................................       0.60%            0.09%(5)        0.69%
    High Income Portfolio...............................       0.59%            0.12%(5)        0.71%

                                                          MANAGEMENT FEE   OTHER EXPENSES       TOTAL
                                                          (AFTER EXPENSE   (AFTER EXPENSE    UNDERLYING
                                                          REIMBURSEMENT)   REIMBURSEMENT)   FUND EXPENSES
---------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio.............................       0.55%            0.10%(5)        0.65%
TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Templeton Asset Allocation Fund.....................       0.60%            0.18%(6)        0.78%
    Templeton Bond Fund.................................       0.50%            0.18%           0.68%
    Templeton Stock Fund................................       0.69%            0.19%(6)        0.88%
TRAVELERS SERIES FUND, INC.
    Alliance Growth Portfolio...........................       0.80%            0.02%(8)        0.82%
    G.T. Global Strategic Income Portfolio*.............       0.80%            0.27%(9)        1.07%
    MFS Total Return Portfolio..........................       0.80%            0.06%(8)        0.86%
    Putnam Diversified Income Portfolio.................       0.75%            0.13%(8)        0.88%
    Smith Barney High Income Portfolio..................       0.60%            0.10%(8)        0.70%
    Smith Barney International Equity Portfolio.........       0.90%            0.11%(8)        1.01%
    Smith Barney Large Cap Value Portfolio
      (formerly Smith Barney Income and Growth
      Portfolio)........................................       0.65%            0.04%(8)        0.69%
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio.................       0.70%            0.25%(7)        0.95%
    Social Awareness Stock Portfolio....................       0.65%            0.33%           0.98%
    U.S. Government Securities Portfolio................       0.32%            0.26%           0.58%
    Utilities Portfolio.................................       0.65%            0.41%           1.06%



NOTES:





The purpose of this Fee Table is to help individuals understand the various costs and expenses that a contract owner or a participant will bear, directly or indirectly, under the Contract. The information, except as noted, reflects expenses of the managed separate accounts as well as Fund U and its underlying funds for the fiscal year ending December 31, 1997. For additional information, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of the Separate Account or fund. These expenses are reflected in each funding option's net asset value and are not deducted from the account value under the Contract.



 * Not currently available to new Contract Owners in most states.



** Includes 1.25% CHART asset allocation fee.



(1) Contract Owners may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.



(2) This figure does not include the mortality and expense risk charge which is deducted from the daily unit value of each of the managed separate accounts.



(3) These fees reflect an expense reimbursement arrangement with the Funds' investment adviser. Without reimbursement, Total Underlying Fund Expenses would have been 0.79% for the INTERNATIONAL EQUITY FUND and 0.67% for the CORE EQUITY FUND. The figures After Expense Reimbursement may be greater than the figures Before Expense Reimbursement because of repayments by the Fund to the Manager once the Fund is operating below the expense limitation.



(4) The Management Fees and Other Expenses for the GLOBAL HIGH-YIELD BOND FUND are estimates and are not based on actual 1997 Fund expenses. Prior to May 1, 1998, the Global High-Yield Bond Fund was named the "Short-Term Bond Fund" and had a substantially different investment objective and investment program. Information about the Short-Term Bond Fund is unlikely to be helpful to investors in the Global High-Yield Bond Fund.



(5) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total underlying Fund Expenses presented in this table would have been 0.64% for ASSET MANAGER PORTFOLIO, 0.57% for EQUITY INCOME PORTFOLIO, 0.67% for GROWTH PORTFOLIO, and 0.71% for HIGH INCOME PORTFOLIO.



(6) Management Fees and Total Fund Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. Actual Management Fees and Total Expenses during 1997 were lower.



(7) Other expenses reflect the current expense reimbursement management with Travelers where Travelers has agreed to reimburse the Portfolios for the amount by which their aggregate expenses (including management fees, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, the Total Funding Option Expenses for the Disciplined Mid Cap Stock Portfolio would have been 1.82%.



(8) Other expenses are as of October 31, 1997 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1997.



(9) Other expenses are as of October 31, 1997 and take into account the current expense limitations agreed to by the Portfolio's investment manager (the "Manager"). The Manager waived all of its fees for the period and reimbursed the Portfolios for their expenses. Without such arrangements, the Total Expenses for the G.T. GLOBAL STRATEGIC INCOME PORTFOLIO would have been 1.38%.

EXAMPLE*


Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:


--------------------------------------------------------------------------------



                                            IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                   END OF PERIOD SHOWN             ANNUITIZED AT END OF PERIOD SHOWN:
                                          -------------------------------------   -------------------------------------
         INVESTMENT ALTERNATIVE           1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
   Account GIS..........................   $70      $113      $159       $234      $20       $63      $109       $234
   Account MM...........................    67       104       143        203       17        54        93        203
   Account QB...........................    67       104       143        203       17        54        93        203
   Account TAS..........................    80       143       208        331       30        93       158        331
   Account TB**.........................    82       147       215        345       32        97       165        345
   Account TGIS.........................    80       142       206        329       30        92       156        329
   Account TSB..........................    80       142       206        329       30        92       156        329
UNDERLYING FUNDING OPTIONS
Capital Appreciation Fund...............    73       120       170        257       23        70       120        257
Dreyfus Stock Index Fund................    67       103       141        198       17        53        91        198
High Yield Bond Trust...................    73       120       170        257       23        70       120        257
Managed Assets Trust....................    71       114       159        235       21        64       109        235
AMERICAN ODYSSEY FUNDS, INC.(1)
   Core Equity Fund.....................    71       114       160        238       21        64       110        238
   Emerging Opportunities Fund..........    73       121       171        259       23        71       121        259
   Global High-Yield Bond Fund..........    71       115       162        241       21        65       112        241
   Intermediate-Term Bond Fund..........    71       114       159        235       21        64       109        235
   International Equity Fund............    72       118       166        250       22        68       116        250
   Long-Term Bond Fund..................    70       113       159        234       20        63       109        234
AMERICAN ODYSSEY FUNDS, INC.(2)
   Core Equity Fund.....................    83       151       222        359       33       101       172        359
   Emerging Opportunities Fund..........    85       158       232        378       35       108       182        378
   Global High-Yield Bond Fund..........    84       152       223        362       34       102       173        362
   Intermediate-Term Bond Fund..........    83       151       221        357       33       101       171        357
   International Equity Fund............    84       155       228        370       34       105       178        370
   Long-Term Bond Fund..................    83       151       221        356       33       101       171        356
DREYFUS VARIABLE INVESTMENT FUND
   Small Cap Portfolio..................    72       118       167        251       22        68       117        251
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
   Equity Income Portfolio..............    70       112       157        230       20        62       107        230
   Growth Portfolio.....................    71       115       162        242       21        65       112        242
   High Income Portfolio................    71       116       163        244       21        66       113        244
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio..............    71       114       160        238       21        64       110        238
TEMPLETON VARIABLE PRODUCTS SERIES FUND
   Templeton Asset Allocation Fund......    72       118       167        251       22        68       117        251
   Templeton Bond Fund..................    71       115       162        241       21        65       112        241
   Templeton Stock Fund.................    73       121       172        261       23        71       122        261
TRAVELERS SERIES FUND, INC.
   Alliance Growth Portfolio............    72       119       169        255       22        69       119        255
G.T. Global Strategic Income Portfolio**    75       127       181        280       25        77       131        280
   MFS Total Return Portfolio...........    73       121       171        259       23        71       121        259
   Putnam Diversified Income
     Portfolio..........................    73       121       172        261       23        71       122        261
   Smith Barney High Income Portfolio...    71       116       163        243       21        66       113        243
   Smith Barney International Equity
     Portfolio..........................    74       125       178        274       24        75       128        274
   Smith Barney Large Cap Value
     Portfolio
     (formerly Smith Barney Income and
     Growth Portfolio)..................    71       115       162        242       21        65       112        242
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock
     Portfolio..........................    74       123       175        268       24        73       125        268
   Social Awareness Stock Portfolio.....    74       124       177        271       24        74       127        271
   U.S. Government Securities
     Portfolio..........................    70       112       157        231       20        62       107        231
   Utilities Portfolio..................    75       127       181        279       25        77       131        279



 * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXAMPLE REFLECTS THE $15 SEMIANNUAL CONTRACT FEE AS AN ANNUAL CHARGE OF .146% OF ASSETS.



** Not currently available to new Contract Owners in most states.



 (1) Reflects expenses that would be incurred for those Contract Owners who DO NOT participate in the CHART Asset Allocation Program.



 (2) Reflects expenses that would be incurred for those Contract Owners who DO participate in the CHART Asset Allocation Program.


                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


See Appendix B, page B-1.

                         THE VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------


Travelers Universal Annuity is a variable annuity designed to help contract owners and participants accumulate money for retirement. Certificates are issued to individual participants under a group contract. Under the Contract, you (the contract owner or participant, as applicable) make purchase payments to us and we credit them to your account. The Company promises to pay the owner or the participant, as provided in an employer's plan, an income, in the form of annuity or income payments, beginning on the maturity date (a future date chosen on which annuity payments begin). The purchase payments accumulate tax deferred in the funding options of your choice, or as provided in the plan under which the Contract is issued. You assume the risk of gain or loss according to the performance of the funding options. The cash value is the amount of purchase payments, plus or minus any investment experience. The cash value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the cash value will equal or exceed the total purchase payments made under the Contract, except as specified or elected under the death benefit provisions described in this prospectus. The date the Contract and its benefits became effective is referred to as the contract date. Each 12-month period following this contract date is called a contract year. The record of accumulation units credited to an owner is called the owner's account. The record of accumulation units credited to a participant is called the individual account.


Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that written information must be sent to the Company's Home Office in a form and content satisfactory to us. The following brief description of the key features of the Contract is subject to the specific terms of the Contract itself.

PURCHASE PAYMENTS

Purchase payments under tax-qualified retirement plans (except IRAs), that is, tax-sheltered annuities (i.e., 403(b)), corporate pension and profit-sharing, governmental and deferred compensation plans for governmental and tax-exempt organization employees, may be made under the Contract in amounts of $20 or more per participant, subject to the terms of the plan under which the contract is issued. The initial minimum purchase payment for IRAs is $1,000; for nonqualified Contracts, the initial minimum purchase payment is $1,000 and $100 thereafter. The initial purchase payment is due and payable before the Contract becomes effective.

Under a group Contract, if the participant dies before a payout begins, the Company will pay to the owner or beneficiary, as provided in the plan, the participant's interest. The participant's interest will be considered the cash value of that participant's individual account unless the Company is otherwise instructed by the owner. Under an individual Contract, if the owner dies before a payout begins, the amount due will be paid to the beneficiary.

APPLICATION OF PURCHASE PAYMENTS


Each purchase payment will be applied to the Contract to provide accumulation units of the funding options, as selected by the contract owner. A funding option is a fixed interest account, a managed separate account or available underlying fund to which assets under a variable annuity contract may be allocated. Such accumulation units will be credited to an owner's account or individual account, as directed or as provided in the plan. If the Contract application is in good order, the Company will apply the initial purchase payment within two business days of receipt of the purchase payment at the Company's Home Office. If the application is not in good order, the Company will attempt to secure the missing information within five business days. If the application is not complete at the end of this period, the Company will inform the applicant of the reason for the delay. The purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the purchase payment until the application is complete. Once it is complete, the purchase payment will be applied within two business days. Our business day ends when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

ACCUMULATION UNITS

An accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and may increase or decrease from day to day. The number of accumulation units we will credit to the Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of the accumulation unit. We calculate the value of an accumulation unit for each funding option each day after the New York Stock Exchange closes. After the value is calculated, your account is credited. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE FUNDING OPTIONS

FUND U

Fund U invests in a number of underlying funds as described in the chart on page
23. Each underlying fund has risks associated with it. Please read the accompanying prospectus for each carefully. Underlying funds may be added or withdrawn as permitted by applicable law. Additionally, some of the underlying funds may not be available in every state due to various insurance regulations or in every plan, due to plan restrictions.

MANAGED SEPARATE ACCOUNTS


For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act. See "The Insurance Company and The Separate Account" for more information regarding the investment objectives and policies and risk factors of these options.


Certain investment options are available through a market timing program, for which there is a fee. Certain risks may apply to those who allocate funds to these options outside of the market timing program. See "Market Timing Services Fees" for more information.

TRANSFERS


Up to 30 days before annuity or income payments begin, the owner or participant, if permitted, may transfer all or part of the contract value among available variable funding options without fee, penalty or charge. There are currently no restrictions on frequency of such transfers, but the Company reserves the right to limit transfers to one in any six-month period. Such restrictions do not apply to transfers by third party market timing services among timed funding options. During the annuity period, transfers are allowed, only with our consent. Please refer to Appendix A for information regarding transfers between the Fixed Account and the variable funding options.


Since the available funding options have different investment advisory fees, a transfer from one funding option to another could result in higher or lower investment advisory fees. (See "Investment Advisory Fees.")


We reserve the right to modify transfer privileges at any time and to assess a processing fee for this service upon 30 days' notice to the contract owner (where permitted by law).


DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)

By written request, the owner or participant, if permitted, may elect automated transfers of contract values on a monthly or quarterly basis from specific funding options to other funding options. Certain minimums may apply to enroll in the program. He or she may stop or change participation in the Dollar Cost Averaging program at any time, provided the Company receives at least 30 days' written notice.

Automated transfers are subject to all Contract provisions, including those relating to the transfer of money between funding options. Certain minimums may apply to amounts transferred.

ASSET ALLOCATION ADVICE

Some contract owners or participants, if permitted, may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company. Copeland provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. Under the CHART Program, purchase payments and cash values are allocated among the six American Odyssey Funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. This fee is currently reduced by 0.25%, the amount of the fee paid to the investment manager of American Odyssey Funds, and it is further reduced for assets over $25,000. Another reduction is made for participants in plans subject to ERISA with respect to amounts allocated to the American Odyssey Intermediate-Term Bond Fund because that Fund has as its subadviser an affiliate of Copeland. A $30 initial fee is also charged. The CHART Program fee will be paid by quarterly withdrawals from the cash values allocated to the American Odyssey Funds. The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which the Universal Annuity Contract is sold.

MARKET TIMING SERVICES

Accounts TGIS, TSB, TAS and TB ("Market Timed Accounts") are funding options available to individuals who have entered into market timing services agreements ("market timing agreements") with registered investment advisers who provide market timing services ("registered investment advisers"). Such agreements permit the registered investment advisers to act on behalf of the contract owner or participant by transferring all or a portion of the contract owner's units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

A contract owner or participant, if permitted, may transfer account values from any of the Market Timed Accounts to any of the other funding options available under the Contract. However, if an individual in a Market Timed Account transfers all current account values and directs all future allocations to a non-timed investment alternative, the market timing agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on behalf of that individual. Partial withdrawals from the Market Timed Accounts do not affect the market timing agreements.

Copeland, a registered investment adviser and an affiliate of the Company, provides market timing services for a fee equivalent to 1.25% of the current value of the assets subject to timing. Copeland also charges a $30 market timing application fee. If a person who has terminated his or her market timing agreement wishes to reenter a market timing agreement, the market timing fees will be reassessed, and a new $30 application fee will be charged by Copeland.

The market timing fee is deducted from the assets of the Market Timed Accounts pursuant to a payment method for which the Company, Accounts TGIS, TSB, TAS and TB, Tower Square Securities, Inc., the principal underwriter of the Contracts, and Copeland obtained an exemptive order from the SEC on February 7, 1990 ("asset charge payment method"). Pursuant to the asset charge payment method, the market timing agreements are between the contract owner or participant, as applicable and Copeland; however, the Company is a signatory to the agreements and is solely responsible for payment of the fee to Copeland. On each Valuation Date, the Company deducts the amount necessary to pay the fee from each of the Market Timed Accounts and, in turn, pays that amount to Copeland. This is the sole payment method available to those who enter into market timing agreements. Individuals in the Market Timed Accounts may use the services of unaffiliated market timing investment advisers if such advisers are acceptable to the

Company, and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Distribution and Management Agreements between each of the Market Timed Accounts and the Company authorize the Company to deduct the market timing fees in accordance with the asset charge payment method. Contract owners are asked to approve annually the terms of the Distribution and Management Agreement in order to continue the asset charge payment method. Because the market timing services are provided pursuant to individual agreements between contract owners or participants and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role with respect to these services or the fees charged therefor.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

MARKET TIMING RISKS

Those who allocate amounts to the Market Timed Accounts without a market timing agreement do so at their own risk and may bear a disproportionate amount of the expenses associated with Separate Account portfolio turnover. In addition, since the market timing fee is deducted by the Company as an asset charge from the Market Timed Accounts, those who allocate amounts to these Accounts without a market timing agreement will nevertheless have the fees deducted on a daily basis. Although the Company intends to identify such non-timed contract owners or participants and to restore to the non-timed contract owner's account, no less frequently than monthly, an amount equal to the deductions for the market timing fees, this restored amount will not reflect any investment experience that would have been attributable to such deductions.

Those who elect to participate in a market timing agreement may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide market timing services; and (4) higher account expenses for depleting and, then, starting up the account. Actions by the registered investment advisers which provide market timing services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if there is more than one market timing strategy utilizing a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one market timing strategy, and those funds are transferred either into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a disproportionate amount of the expense for the transfer.

WITHDRAWALS AND REDEMPTIONS


Under a group Contract, before a participant's maturity date, the Company will pay all or any portion of that participant's cash surrender value to the owner or participant, as provided in the plan. Under an Individual Contract, the contract owner may redeem all or any portion of the cash surrender value (that is, the cash value minus any withdrawal change) any time before the maturity date. The owner or participant must submit a written request for withdrawal. Withdrawals will be made pro rata from all the funding options unless he or she specifies the funding option(s) from which surrender is to be made. The cash surrender value will be determined as of the business day next following receipt of the owner's surrender request at the Company's Home Office. A Group contract owners' Account may be surrendered for cash as provided in the plan without the consent of any participant.


The Company may defer payment of any cash surrender value for a period of not more than seven days after the request is received in good order. The cash surrender value of an owner's account or individual account on any date will be equal to the cash value of the applicable Contract or account less any applicable withdrawal charge, outstanding cash loans, and any premium tax not previously deducted. The cash surrender value may be more or less than the purchase payments made depending on the value of the Contract or account at the time of surrender.

For those participating in the Texas Optional Retirement Program, a withdrawal is available only upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.


Participants in Section 403(b) tax deferred annuity plans may not make withdrawals from certain salary reduction amounts prior to reaching age 59 1/2, unless due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")


SYSTEMATIC WITHDRAWALS

Each contract year, contract owners or participants, as applicable, may elect to take monthly, quarterly, semiannual or annual systematic withdrawals of a specified dollar amount. Any applicable premium taxes will be deducted. To elect this option, an election form provided by the Company must be completed. Systematic withdrawals may be stopped at any time, provided the Company receives at least 30 days' written notice.


We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where permitted by law).



Each systematic withdrawal is subject to federal income tax on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawal.


DEATH BENEFIT


The following death benefit applies to all Contracts which include a death benefit.


If the participant or, for an individual Contract, the annuitant dies on or after age 75 and before annuity or income payments begin, the Company will pay to the beneficiary the participant's interest or cash value, for individual Contracts, as of the date it receives at its Home Office proof of death, less any premium tax incurred. If the participant or annuitant dies before age 75 and before annuity or income payments begin, after receipt of due proof of death, the Company will pay the greatest of (1), (2) or (3) below:


     1. the participant's interest or, for an individual Contract, the cash value, less any premium tax incurred or outstanding cash loans; or


     2. the total purchase payments allocated for that participant or contract owner, less any prior withdrawal or cash loans; or


     3. the participant's interest or, for an individual Contract, the cash value, on the fifth Certificate or contract year anniversary immediately preceding the date the Company receives due proof of death, less any applicable premium tax, outstanding cash loans or withdrawals made since such fifth year anniversary.


CHARGES AND DEDUCTIONS

WITHDRAWAL CHARGE


No sales charges are deducted at the time a purchase payment is applied under the Contract. A withdrawal charge (deferred sales charge) of 5% will be assessed if an amount is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn (not on growth). (For this calculation, the five years is measured from the first day of the calendar month of the payment date.)

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn. Unless the Company receives instructions to the contrary, the withdrawal charge will be deducted from the amount requested.


For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken in the following order:



     (a) from any purchase payments to which no withdrawal charge is applicable;



     (b) from any remaining free withdrawal allowance (as described below) after reduction by the amount of (a);



     (c) from any purchase payments to which withdrawal charges are applicable (on a first-in, first-out basis); and, finally



     (d) from any Contract earnings.



NOTE: Any free withdrawals taken will not reduce purchase payments still subject to a withdrawal charge.



We will not deduct a withdrawal charge (1) from payments we make due to the death of the contract owner or the death of the annuitant with no contingent annuitant surviving; or (2) upon election of an annuity payout (based upon life expectancy); or (3) due to a minimum distribution under our minimum distribution rules then in effect.


The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.


FREE WITHDRAWAL ALLOWANCE



There is a 10% free withdrawal allowance available for partial withdrawals taken during any Certificate year or Contract year, as applicable after the first. Such withdrawals will be free of charge until the annual free withdrawal amount is exceeded. Participants under IRA plans with Certificates or Contracts, as applicable, issued prior to May 1, 1994, are entitled to a 20% free withdrawal allowance annually after the first Certificate or Contract year. Free withdrawals from IRA plans are only available after the participant has attained age 59 1/2. The free withdrawal amount that is available will be calculated as of the Contract anniversary date immediately preceding the surrender date. The free withdrawal allowance does not apply to full surrenders. For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Federal Tax Considerations.")



Any withdrawal deemed to be taken from purchase payments to which no withdrawal charge applies will reduce any free withdrawal allowance available in that contract year. Any withdrawal deemed to be taken from the free withdrawal allowance will not reduce the amount of purchase payments to which withdrawal charges are applicable.


PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0% to 5% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the contract value either upon death, surrender, annuitization, or at the time purchase payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ADMINISTRATIVE CHARGE


On all Contracts there will be a semiannual administrative charge of $15 for each participant or owner for which an account is maintained. The administrative charge will be deducted from the account in June and December of each year. This charge will be prorated from the date of purchase to the next date of assessment of charge. A prorated charge will also be assessed upon withdrawal or termination of the Contract. This charge will not be assessed after an annuity payout has begun. The administrative charge will be deducted from the contract value by canceling accumulation units in each funding option on a pro rata basis. The administrative charge will offset the actual expenses of the Company in administering the Contract. The charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.


MORTALITY AND EXPENSE RISK CHARGE

There is an insurance charge against the assets of each separate account to cover the mortality and expense risks associated with guarantees which the Company provides under these variable annuity Contracts. This charge, on an annual basis, is 1.25% of the Separate Account value and is deducted on each business day at the rate of 0.003425% for each day in the period.

The mortality risk charge compensates the Company for guaranteeing to provide annuity payments according to the terms of the Contract regardless of how long the annuitant lives and for guaranteeing to provide the death benefit if the annuitant dies prior to the maturity date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

REDUCTION OR ELIMINATION OF CONTRACT CHARGES

The amount of the withdrawal charge, mortality and expense risk charge, and the administrative charge assessed under the Contract may be reduced or eliminated when sales or administration of the Contract result in savings or reduction of administrative or sales expenses and/or mortality and expense risks. Any such reduction will be based on the following: (1) the size and type of group to which sales are to be made (the sales expenses for a larger group are generally less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts); (2) the total amount of purchase payments to be received (per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones); and (3) any prior or existing relationship with the Company (per contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts). For certain trusts, the Company may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge.

There may be other circumstances, of which the Company is not presently aware, which could result in fewer sales or administrative expenses. In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.


INVESTMENT ADVISORY AND SUBADVISORY FEES



The Travelers Investment Management Company ("TIMCO") furnishes investment management and advisory services to Accounts, TGIS, TSB and TAS according to the terms of written agreements between TIMCO and each managed separate account. The fees are as follows:





               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account TAS..........................  0.35% of average daily net assets
Account TGIS.........................  0.3233% of average daily net assets
Account TSB..........................  0.3233% of average daily net assets



Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts, GIS, QB, MM and TB according to the terms of written agreements between TAMIC and each Account. The fees are as follows:





               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
                                       0.65% of the first $500,000,000,
Account GIS..........................  plus
                                       0.55% of the next $500,000,000,
                                         plus
                                       0.50% of the next $500,000,000,
                                         plus
                                       0.45% of the next $500,000,000,
                                         plus
                                       0.40% of amounts over
                                         $2,000,000,000
                                         (of Account GIS's aggregate net
                                         asset value)
                                       0.50% of the first $50,000,000,
Account TB...........................  plus
                                       0.40% of the next $100,000,000,
                                         plus
                                       0.30% of the next $100,000,000,
                                         plus
                                       0.25% of amounts over $250,000,000
                                         (of Account TB's aggregate net
                                         asset value)
Account QB...........................  0.3233% of average daily net assets
Account MM...........................  0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:



                                                       AGGREGATE
  ANNUAL                                               NET ASSET
SUBADVISORY                                            VALUE OF
    FEE                                               THE ACCOUNT
-----------                                           -----------
  0.45%                of the first               $  700,000,000 plus
  0.275%               of the next                $  300,000,000 plus
  0.25%                of the next                $  500,000,000 plus
  0.225%               of the next                $  500,000,000 plus
  0.20%                of amounts over            $     2,000,000,000


For information on the investment advisory fees of Fund U's underlying funds refer to the Fee Table and to the prospectuses for those funds.

MARKET TIMING SERVICES FEES

In connection with the market timing services provided to participants in Accounts TGIS, TSB, TAS and TB, Copeland receives a fee equivalent on an annual basis to 1.25% of the current value of the assets subject to timing. The Company deducts this fee daily from the assets of the Market Timed Accounts. Copeland also charges a $30 market timing application fee. Participants may discontinue market timing services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account. (See "Market Timing Services.")

THE ANNUITY PERIOD

MATURITY DATE


The annuitant is designated in an individual Contract, and is the individual on whose life the maturity date and the amount of the monthly payments depend. Under a group Contract, annuity payments, that is, a series of payments, for a particular participant will ordinarily begin on that participant's maturity date as stated in that participant's certificate. For individual Contracts, it is the date stated in the Contract. However, a later maturity date may be elected. For qualified contracts, the maturity date must be before the individual's 70th birthday, unless the Company consents to a later date. For nonqualified contracts, unless otherwise elected, the maturity date will be the later of the annuitant's 75th birthday or 10 years after the contract date. The maturity date may be extended to any time prior to the annuitant's 85th birthday, or a later date when permitted by state law and only with our consent. Federal income tax law requires that certain minimum distribution payments be taken from pension, profit-sharing, Section 403(b), Section 457 and IRA plans after the individual reaches the age of 70 1/2. A number of payout options are available (see "Payout Options"). No withdrawal charge will be assessed if an annuity option is elected, or an income option of at least three years' duration (without right of withdrawal) is elected after the first certificate or contract year. Federal income tax law also requires that certain minimum distribution payments be taken upon the death of the contract owner of a nonqualified annuity contract and upon the death of the annuitant of a pension, profit-sharing, Section 403(b), Section 457, or IRA plan.


ALLOCATION OF ANNUITY

When annuity payments begin, the accumulated value in each funding option will be applied to provide an Annuity with the amount of annuity payments varying with the investment experience of that same funding option. If the owner or participant, as provided in the plan, wishes to have annuity payments which vary with the investment experience of a different funding option, transfers among accounts must be made at least 30 days before the date annuity payments begin. If the owner or participant wishes to have a fixed dollar annuity whose payments do not vary, the Company will exchange that participant's interest for a different contract or provide such other settlement agreements as are appropriate to effect the payment of such an Annuity.

Variable payout may not be available in all states; refer to your Contract. If a variable payout is not available, these contract owners or participants, as provided in the plan will automatically receive a fixed dollar annuity whose payments do not vary with the investment experience of variable funding option.


DETERMINATION OF FIRST ANNUITY PAYMENT

The Contract contains tables used to determine the first monthly annuity payment. The amount applied to effect an Annuity will be the cash value of the Contract as of 14 days before the date annuity payments begin less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the annuity option elected (see "Annuity Options -- Automatic Option,") and the adjusted age of the participant. A formula for determining the adjusted age is contained in the Contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly annuity payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the Contract by the number of thousands of dollars of value of the Contract applied to that annuity option. The Company reserves the right to require proof of age before annuity payments begin.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

The dollar amount of the second and subsequent annuity payments is not predetermined and may change from month to month based on the investment experience of the applicable funding option(s). The actual amounts of these payments are determined by multiplying the number of annuity units credited to the Contract in each funding option by the corresponding annuity unit value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level annuity unit value and, therefore, level annuity payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

PAYOUT OPTIONS

ELECTION OF OPTIONS

On the maturity date, or other agreed-upon date, the Company will pay an amount payable under the Contract in one lump sum, or in accordance with the payment option selected by the contract owner. Election of an annuity option or an income option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the group Contract participant, or the annuitant under an individual Contract, must be made by the participant, as provided in the plan or the contract owner, as applicable. The terms of options elected may be restricted to meet the contract qualification requirements of
Section 401(a)(9) of the Internal Revenue Code. If, at the death of a participant, or annuitant under an individual Contract, there is no election in effect for that participant or annuitant, the beneficiary may elect an annuity option or income option in place of the Death Benefit. Income options differ from annuity options in that the amount of the payments made under income options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any income option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the participant may outlive the payment period.

The minimum amount that can be placed under an annuity option or income option, as described below, is $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals. Annuity options and income options may be elected on a monthly, quarterly, semiannual or annual basis.

ANNUITY OPTIONS

AUTOMATIC OPTION -- Unless the Company is directed otherwise by the owner, if the participant is living and has a spouse and no election has been made, the Company will, on that participant's maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant as the primary payee and the participant's spouse in accordance with Option 5 below.

Unless the plan provides otherwise, if the participant is living and no election has been made and the participant has no spouse, the Company will, on the maturity date, pay to the participant the first of a series of annuity payments based on the life of the participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT FOR BENEFICIARIES.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. THERE IS NO ASSURANCE OF A MINIMUM NUMBER OF PAYMENTS, NOR IS THERE A PROVISION FOR A DEATH BENEFIT UPON THE SURVIVOR'S DEATH.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are optional forms of periodic payments made by the Company which are not based on the life of the participant.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: The Company will make equal payments of the amount elected until the cash value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: The Company will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: The Company will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash value under this option over the amount applied under this option. No payment will be made if the cash value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

The cash value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash value of the Contract, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

                       MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------


TERMINATION OF INDIVIDUAL CONTRACT



You do not need to make any purchase payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if the contract value as of that date is less than $1,000 and no purchase payments have been made for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after the Company has mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the contract value less any applicable premium tax, and less any applicable administrative charge.



TERMINATION OF GROUP CONTRACT OR ACCOUNT


TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, the Company will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, the Company reserves the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and


     2. the cash value of the owner's account, if any, is less than $500, and



     3. premium has not been paid for at least three years.


If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.


Termination will not occur until 31 days after the Company has mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.



OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:



     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.


     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the Owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, the Company will furnish a report showing the number of accumulation units credited to the Contract in each funding option and the corresponding accumulation unit values as of the date of the report. The Company will keep all records required under federal or state laws.

RIGHT TO RETURN


For group Contracts issued in the state of New York, during the 20 days following the participant's receipt of a certificate, the participant may return the certificate to the Company, by mail or in person, if for any reason the participant has changed his or her mind. Upon return of the certificate, the Company will refund to the contract owner the sum of all purchase payments made under the Contract, and will make the separate accounts whole if the accumulation value has declined.


For all individual Contracts, the Contract may be returned for a full refund of the Contract's cash value (including charges) within ten days after the delivery of the Contract to the contract owner, unless state law requires a longer period. The contract owner bears the investment risk during the right to return period; therefore, the cash value returned may be greater or less than the purchase payment made under the Contract. However, if applicable state law so requires, or if the Contract was purchased in an Individual Retirement Annuity, the purchase payment will be returned in full. All cash values will be determined as of the valuation date next following the Company's receipt of the contract owner's written request for refund.

The right to return is not available to participants of the Texas Optional Retirement Program.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the separate account's investments or determination of its net asset value is not reasonably practicable, or the Commission has ordered that the right of redemption (surrender) be suspended for the protection of contract owners, the Company may postpone all procedures (including making annuity payments) which require valuation of separate accounts until the stock exchange is reopened and trading is no longer restricted.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with its view of present applicable law, the Company will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the mutual funds in its own right, it may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB, TAS AND TB. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB, TAS or TB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

                               OTHER INFORMATION
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DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS


The Company intends to sell the Contract in all jurisdictions where the Company is licensed to do business, except the Bahamas. The Contract may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of Tower Square Securities, Inc. ("Tower Square") and broker-dealers which have Selling Agreements with Tower Square. Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. The offering is continuous. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Management Agreement to which the Separate Accounts, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts. It is currently anticipated that Travelers Distribution Company, an affiliated broker-dealer, may become the principal underwriter for the Contracts during 1998.


Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to sales agents will not exceed 7.0% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The Contract is governed by the laws of the state in which it is delivered. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which the Contract is delivered. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.


LEGAL PROCEEDINGS AND OPINIONS



There are no pending material legal proceedings affecting the separate accounts. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with federal laws and regulations affecting the issue and sale of the Contract described in this Prospectus as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.


                  THE INSURANCE COMPANY AND SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

THE INSURANCE COMPANY


The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.



IMSA



The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.



YEAR 2000 COMPLIANCE



Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



THE SEPARATE ACCOUNTS



Two different types of separate accounts serve as the funding vehicles for the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act, which means that Fund U's assets are invested exclusively in the shares of the underlying funds. The second type of separate account available under the Contract (the "managed separate accounts" -- Accounts GIS, QB, MM, TGIS, TSB, TAS and TB) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies, as described beginning on page 29.


The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Accounts TAS and TB -- January 2, 1987.

Under Connecticut law, the assets of the separate accounts will be held for the exclusive benefit of its owners. Income, gains and losses, whether or not realized, for assets allocated to the separate accounts, are in accordance with the applicable annuity contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets in the separate accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

SUBSTITUTION OF INVESTMENTS

If any of the separate accounts or underlying funds become unavailable, or in the judgment of the Company become inappropriate for the purposes of the Contract, the Company may substitute another investment alternative without consent of contract owners. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to contract owners and without prior approval of the SEC, to the extent required by the 1940 Act, or other applicable law.


THE FUNDING OPTIONS



You choose which of the following variable funding options to have your purchase payments allocated to. You will find detailed information about the options and their inherent risks in the current prospectuses for the funding options which must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. Additional copies of the prospectuses may be obtained by contacting your registered representative or by calling 1-800-842-8573.



The current funding options are listed below, along with their investment advisors and any subadviser:

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund    Seeks growth of capital through the use of common         Travelers Asset Management
                             stocks. Income is not an objective. The Fund invests      International Corporation
                             principally in common stocks of small to large companies  ("TAMIC")
                             which are expected to experience wide fluctuations in     Subadviser: Janus Capital
                             price in both rising and declining markets.               Corp.
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
High Yield Bond Trust        Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust         Seeks high total investment return through a fully        TAMIC
                             managed investment policy in a portfolio of equity, debt  Subadviser: Travelers
                             and convertible securities.                               Investment Management
                                                                                       Company ("TIMCO")
MANAGED SEPARATE ACCOUNTS
  Travelers Growth and       Seeks long-term accumulation of principal through         TAMIC
  Income Stock Account       capital appreciation and retention of net investment      Subadviser: (TIMCO)
                             income.
  Travelers Money Market     Seeks preservation of capital, a high degree of           TAMIC
  Account                    liquidity and the highest possible current income
                             available from certain short-term money market
                             securities.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Account                    total return.
  Travelers Timed            Seeks growth of capital by investing primarily in a       TIMCO
  Aggressive Stock Account   broadly diversified portfolio of common stocks.
  Travelers Timed Growth     Seeks long-term accumulation of principal through         TIMCO
  and Income Stock           capital appreciation and retention of net investment
                             income.
  Travelers Timed Short-     Seeks high current income with limited price volatility.  TIMCO
  Term Bond Account
AMERICAN ODYSSEY FUNDS,
  INC.
  Core Equity Fund           Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of well-established            Management, Inc.
                             companies.                                                Subadviser: Equinox
                                                                                       Capital Management, Inc.
  Emerging Opportunities     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in common stocks of small, rapidly growing      Management, Inc.
                             companies.                                                Subadviser: Cowen Asset
                                                                                       Management and Chartwell
                                                                                       Investment Partners
  Global High-Yield Bond     Seeks maximum long-term total return (capital             American Odyssey Funds
  Fund*                      appreciation and income) by investing primarily in        Management, Inc.
                             high-yield debt securities from the United States and     Subadviser: BEA Associates
                             abroad.
  Intermediate-Term Bond     Seeks maximum long-term total return by investing         American Odyssey Funds
  Fund                       primarily in intermediate-term corporate debt             Management, Inc.
                             securities, U.S. government securities, mortgage-related  Subadviser: TAMIC securities and asset-backed securities, as well as money
                             market instruments.
  International Equity Fund  Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in common stocks of established non-U.S.        Management, Inc.
                             companies.                                                Subadviser: Bank of
                                                                                       Ireland Asset Management
                                                                                       (U.S.) Limited
  Long-Term Bond Fund        Seeks maximum long-term total return by investing         American Odyssey Funds
                             primarily in long-term corporate debt securities, U.S.    Management, Inc.
                             government securities, mortgage-related securities, and   Subadviser: Western Asset
                             asset-backed securities, as well as money market          Management Company
                             instruments.



* Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio        Seeks to maximize capital appreciation.                   The Dreyfus Corporation
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND
  VIP Equity Income          Seeks reasonable income by investing primarily in         Fidelity Management &
  Portfolio                  income- producing equity securities, in choosing these    Research Company
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.
  VIP Growth Portfolio       Seeks capital appreciation by purchasing common stocks    Fidelity Management &
                             of well-known, established companies, and small emerging  Research Company growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  VIP High Income Portfolio  Seeks to obtain a high level of current income by         Fidelity Management &
                             investing primarily in high yielding, lower-rated,        Research Company
                             fixed-income securities, while also considering growth
                             of capital.
FIDELITY'S VARIABLE
INSURANCE PRODUCTS FUND II
  VIP II Asset Manager       Seeks high total return with reduced risk over the        Fidelity Management &
  Portfolio                  long-term by allocating its assets among stocks, bonds    Research Company
                             and short-term fixed-income instruments.
TEMPLETON VARIABLE PRODUCTS
SERIES FUND
  Templeton Asset            Seeks a high level of total return with reduced risk      Templeton Investment
  Allocation Fund (Class 1)  over the long term through a flexible policy of           Counsel, Inc.
                             investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Bond Fund        Seeks high current income by investing primarily in debt  Templeton Global Bond
  (Class 1)                  securities of companies, governments and government       Managers
                             agencies of various nations throughout the world.
  Templeton Stock Fund       Seeks capital growth by investing primarily in common     Templeton Investment
  (Class 1)                  stocks issued by companies, large and small, in various   Counsel, Inc.
                             nations throughout the world.
TRAVELERS SERIES FUND, INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital by investing            Travelers Investment
                             predominantly in equity securities of companies with a    Adviser ("TIA")
                             favorable outlook for earnings and whose rate of growth   Subadviser: Alliance
                             is expected to exceed that of the U.S. economy over       Capital Management L.P.
                             time. Current income is only an incidental
                             consideration.
  MFS Total Return           Seeks to obtain above-average income (compared to a       TIA
  Portfolio                  portfolio entirely invested in equity securities)         Subadviser: Massachusetts
                             consistent with the prudent employment of capital.        Financial Services Company
                             Generally, at least 40% of the Portfolio's assets will    ("MFS")
                             be invested in equity securities.
  Putman Diversified Income  Seeks high current income consistent with preservation    TIA
  Portfolio                  of capital. The Portfolio will allocate its investments   Subadviser: Putnam
                             among the U.S. Government Sector, the High Yield Sector,  Investment Management,
                             and the International Sector of the fixed income          Inc.
                             securities markets.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      Mutual Management
  Portfolio                  secondary objective. The Portfolio will invest at least   Corporation ("MMC")
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   MMC
  International Equity       income by investing at least 65% of its assets in a
  Portfolio                  diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   MMC
  Value Portfolio (formerly  capital by investing primarily, but not exclusively, in
  "Smith Barney Income and   common stocks.
  Growth Portfolio")

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        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Portfolio                  broadly diversified portfolio of common stocks.           Subadvisor: TIMCO
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     MMC
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio       investor concerned primarily with highest credit
                             quality, current income and total return. The assets of
                             the U.S. Government Securities Portfolio will be
                             invested in direct obligations of the United States, its
                             agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    MMC
                             and debt securities of companies in the utility
                             industries.


MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND INVESTMENT ADVISORY SERVICES


The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.


The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company.

Travelers Asset Management International Corporation ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with The Travelers Insurance Company and nonaffiliated insurance companies.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the managed separate accounts and the underlying funds of Fund
U. The yield and effective yield may be advertised for Account MM, a money market fund. Yield is a measure of the net dividend and interest income earned over a specific seven-day period, expressed as a percentage of the offering price of Account MM's accumulation units. Yield is an annualized figure, which means that it is assumed that Account MM generates the same level of net income over a 52-week period. Effective yield is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the SEC. The effective yield will be slightly higher than yield due to this compounding effect. Neither yield quotation reflects a deduction for the contingent deferred sales charge, which if included, would reduce yield and effective yield. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, calculated in a manner prescribed by the SEC, as well as the non-standardized total return and adjusted historical performance, as described below.



STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for Contracts sold (or anticipated to be sold). Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.



NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calender year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.



For underlying funds that were in existence prior to the date they became available under the Separate Account, the standardized average annual total returns may be accompanied by returns showing the investment performance that such underlying funds would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.



GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.



                           FEDERAL TAX CONSIDERATIONS

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The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund U. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund U.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law generally requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
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INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In seeking its objective, short-term gains may also be realized. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes and are chosen on the basis of combined considerations of risk, income and appreciation. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than 30% of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than 25% of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than 10% of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT QB)
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INVESTMENT OBJECTIVE

The basic investment objective of Account QB is to seek current income, moderate capital volatility and total return.

The assets of Account QB will be primarily invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. No more than 25% of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of liquidity are anticipated with regard to the investments of Account QB.

From time to time, Account QB may commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. When Account QB commits to purchase a when-issued security, it will set aside liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet FTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT MM)
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INVESTMENT OBJECTIVE

The basic investment objective of Account MM is preservation of capital, a high degree of liquidity and the highest possible current income available from certain short-term money market securities. Account MM restricts its investment portfolio to only the securities listed below. As is true with all investment companies, there can be no assurance that Account MM's objectives will be achieved. An investment in Account MM is neither insured nor guaranteed by the U.S. Government. Account MM's assets will be invested in the following types of securities.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account MM will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account MM may invest in securities of foreign branches of United States banks, payable in United States dollars, which meet the foregoing requirements. Obligations of foreign branches of United States banks are subject to additional risks beyond those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks or reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account MM to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account MM is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account MM invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account MM will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account MM in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account MM might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account MM might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account MM may be delayed or limited. Account MM's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account MM engages in repurchase agreements by setting guidelines and standards of review for Account MM's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account MM.

RISK FACTORS

The market value of Account MM's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account MM's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account MM concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed one year from the date of Account MM's purchase.

Return is aided both by Account MM's ability to make investments in large denominations and by its efficiencies of scale. Also, Account MM may seek to improve portfolio income by selling certain portfolio securities before maturity date in order to take advantage of yield disparities that occur in money markets. Account MM may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;


     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;



     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);


     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
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INVESTMENT OBJECTIVE

The basic investment objective of Account TGIS is to seek long-term accumulation of principal through capital appreciation and retention of net investment income. In selecting its objective, short-term gains may also be realized. The assets of Account TGIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account TGIS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TGIS, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements. In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TGIS to provide funds needed for transfer to the other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, the investment adviser can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TGIS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TGIS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TGIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts it has entered into. At no time will Account TGIS's transactions in such financial futures be used for speculative purposes. When a futures contract is purchased, Account TGIS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TGIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TGIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there are risks inherent in Account TGIS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TSB is to generate high current income with limited price volatility while maintaining a high degree of liquidity. As is true with all investment companies, there can be no assurance that Account TSB's objectives will be achieved. Account TSB's assets will be invested in the following types of securities. The final maturity of any asset will not exceed three years and the average maturity of the total portfolio is expected to be nine months.

1. Marketable obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies, authorities and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Tennessee Valley Authority, the Bank for Cooperatives, the Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations issued or guaranteed by the United States government, its agencies, authorities or instrumentalities may be supported by the full faith and credit of the United States Treasury; by the right of the issuer to borrow from the United States Treasury; by discretionary authority of the United States government to purchase an agency's, authority's or instrumentalities' obligations and in some instances, solely by the credit of the United States government agency, authority or instrumentality. No assurance can be given that the United States government will provide financial support to such United States government sponsored agencies, authorities or instrumentalities in the future, since it is not obligated to do so by law. Account TSB will invest in such securities only when satisfied that the credit risk with respect to the issuer (or guarantor) is minimal. Interest or discount rates on agency securities are closely related to rates on Treasury bills.

2. Certificates of Deposit and Banker's Acceptances of banks having total assets of more than $1 billion which are members of the Federal Deposit Insurance Corporation. Certificates of Deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market before maturity. The Federal Deposit Insurance Corporation does not insure Certificates of Deposit to the extent they are in excess of $100,000 per customer. Banker's Acceptances usually arise from short-term credit arrangements drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturity for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Account TSB may invest in securities payable in United States dollars of foreign branches of United States banks which meet the foregoing requirements and in Euro Certificates of Deposit, which are certificates of deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars. Obligations of foreign banks and foreign branches of United States banks are subject to additional risks than those of domestic branches of United States banks. These additional risks include foreign economic and political developments, foreign governmental restrictions which may adversely affect payment of principal and interest on obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign bank or a foreign branch of a domestic bank. In addition, different risks may result from the fact that foreign banks or foreign branches of United States banks are not necessarily subject to the types of requirements that apply to domestic branches of United States banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

3. Commercial Paper rated A-1 by Standard and Poor's Corporation or Prime-1 by Moody's Investor Services, Inc. For a more detailed discussion of the characteristics of commercial paper ratings, please see the Statement of Additional Information.

4. Repurchase agreements with national banks and reporting broker dealers involving marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities. A repurchase agreement is an agreement in which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by Account TSB to the seller. The resale price is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time Account TSB is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will Account TSB invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreement. Account TSB will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by Account TSB in each agreement and will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, Account TSB might incur a loss if the value of the collateral securing the repurchase agreement declines, and Account TSB might incur disposition costs in connection with liquidating the collateral.

In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by Account TSB may be delayed or limited. Account TSB's Board of Managers will evaluate the creditworthiness of any banks or broker dealers with which Account TSB engages in repurchase agreements by setting guidelines and standards of review for Account TSB's investment adviser and monitoring the adviser's actions with regard to repurchase agreements for Account TSB.

5. Short-term notes, bonds, debentures and other debt instruments issued or guaranteed by an entity with a bond rating of at least AA by S&P or Aa by Moody's, and with final maturities of such short-term instruments normally limited to eighteen months at the time of purchase.

RISK FACTORS

The market value of Account TSB's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling interest rates, with corresponding fluctuations in Account TSB's net income. In order to minimize the fluctuations in market values to which interest-paying obligations are subject, Account TSB concentrates its investments in relatively short-term securities, and in no event does the maturity date of an obligation exceed three years from the date of Account TSB's purchase. There can be no assurance that, upon redemption, Account TSB's net asset value will be equal to or greater than the net asset value at the time of purchase.

Return is aided both by Account TSB's ability to make investments in large denominations and by its efficiencies of scale. Also, Account TSB may seek to improve portfolio income by selling certain portfolio securities before the maturity date in order to take advantage of yield disparities that occur in money markets. Account TSB may purchase and sell marketable obligations of or guaranteed by the United States government, its agencies, authorities or instrumentalities on a when-issued or delayed delivery basis, with such purchases possibly occurring as much as a month before actual delivery and payment. In addition, there are risks inherent in Account TSB as an investment alternative used by market timing services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of Account TAS is to seek growth of capital by investing primarily in a broadly diversified portfolio of common stocks.

In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A proprietary computer model reviews over one-thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be utilized to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Although Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion, Account TAS may invest in smaller or larger companies without limitation. The prices of mid-sized company stocks and smaller company stocks may fluctuate more than those of larger company stocks.

It is the policy of Account TAS to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants selected primarily for prospective capital growth. Account TAS may invest in domestic, foreign and restricted securities.

When market conditions warrant, Account TAS may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TAS will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

In general, moves in a market-timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TAS to provide funds needed for transfer to other timed accounts prior to the five-day settlement period for stock sales. Alternatively, common stock exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling stock index futures. By transacting in such futures when a market timing move is called, TIMCO can create the ability to buy or sell actual common stocks with less haste and at lower transaction costs. As the actual stocks are bought or sold, the futures positions would simply be eliminated.

Account TAS may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TAS's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TAS will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account TAS will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. At no time will Account TAS's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TAS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

Account TAS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TAS will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with Account TAS to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market. In addition, there are risks inherent in Account TAS as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.


            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                                  (ACCOUNT TB)

--------------------------------------------------------------------------------


NOTE: The Travelers Timed Bond Account is not currently available to new contract owners in most states.



INVESTMENT OBJECTIVE


The investment objective of Account TB is to seek current income and total return. To achieve this objective, Account TB invests primarily in direct obligations of highest credit quality: obligations of the United States, and its instrumentalities, and in obligations issued or guaranteed by Federal Agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which do not carry the full faith and credit obligations of the United States.

Direct obligations of the United States include Treasury bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance between one and ten years, and Treasury Bonds which have maturities at issuance greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit, include: Government National Mortgage Association, Federal Housing Administration, Farmers Homes Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority Bonds. Federal Agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

Account TB intends to be fully invested at all times; however, when market conditions warrant, Account TB may invest temporarily in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Account TB may from time to time commit to purchase new-issue government or agency securities on a "when-issued" or "to be announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment may be viewed as a senior security, and will be marked to market and reflected in Account TB's Accumulation Unit

Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account TB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account TB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account TB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account TB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account TB commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account TB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account TB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account TB may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate Account TB to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until the stated expiration date of the option.

Account TB will use exchange-traded financial futures contracts consisting of futures contracts on debt securities ("interest rate futures") to facilitate market timed moves, and as a hedge to protect against changes in interest rates. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. These contracts would obligate Account TB, at maturity of the contracts, to purchase or sell certain securities at specified prices or to make cash settlements.

In general, moves in a market timed investment strategy may require the purchase or sale of large amounts of securities in a short period of time. This purchase or sale could result in substantial transaction costs and perhaps higher borrowing in Account TB to provide funds needed for transfer to Account TSB. Alternatively, debt security exposure can be increased or decreased in a more timely, cost-effective fashion by buying or selling interest rate futures. By transacting in such futures when a market timing move is called, TAMIC can create the ability to buy or sell actual debt securities with less haste and at lower transaction costs. As the actual debt securities are bought or sold, the futures positions would simply be eliminated.

Account TB may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account TB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account TB will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account TB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased,

Account TB will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account TB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the Statement of Additional Information.

RISK FACTORS

There can, of course, be no assurance that Account TB will achieve its investment objective since there is uncertainty in every investment. U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the portfolio securities of Account TB will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities. In addition, there are risks inherent in Account TB as an investment alternative used by Market Timing Services. (See "Market Timing Risks.")

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TB permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit);

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry (exclusive of securities of the U.S. government, its agencies or instrumentalities, for which there is no limit); and


     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days.

                                   APPENDIX A

--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT


The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates.


The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.


Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's contract value, or the dollar amount of fixed annuity payments made under any payout option.


We guarantee that, at any time, the Fixed Account contract value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.


The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.


TRANSFERS

You may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract effective date. The transfers are limited to an amount of up to 15% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to other funding options may not be transferred back to the Fixed Account for a period of at least 6 months from the date of transfer. We reserve the right to waive either of these restrictions.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                                                                        APPENDIX
                                                                               B
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                            1997                  1996                  1995                  1994
                                     -------------------   -------------------   -------------------   -------------------
                                        Q          NQ         Q          NQ         Q          NQ         Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 3.034    $ 3.146    $ 2.396    $ 2.485    $ 1.779    $ 1.845    $ 1.892    $ 1.962
 Unit Value at end of year.........     3.779      3.920      3.034      3.146      2.396      2.485      1.779      1.845
 Number of units outstanding at end
   of year (thousands).............    84,250      9,791     64,294      7,828     45,979      4,415     40,160      3,605
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 2.833    $ 2.863    $ 2.472    $ 2.498    $ 2.167    $ 2.189    $ 2.222    $ 2.245
 Unit Value at end of year.........     3.261      3.295      2.833      2.863      2.472      2.498      2.167      2.189
 Number of units outstanding at end
   of year (thousands).............     6,673        973      5,312        657      4,592        498      4,708        585
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 3.105    $ 3.342    $ 2.763    $ 2.975    $ 2.201    $ 2.369    $ 2.281    $ 2.455
 Unit Value at end of year.........     3.720      4.004      3.105      3.342      2.763      2.975      2.201      2.369
 Number of units outstanding at end
   of year (thousands).............    53,841      5,164     55,055      4,632     57,020      4,114     58,355      4,813

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.665    $ 1.727
 Unit Value at end of year.........     1.892      1.962
 Number of units outstanding at end
   of year (thousands).............    30,003      2,825
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.974    $ 1.994
 Unit Value at end of year.........     2.222      2.245
 Number of units outstanding at end
   of year (thousands).............     5,066        603
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 2.111    $ 2.273
 Unit Value at end of year.........     2.281      2.455
 Number of units outstanding at end
   of year (thousands).............    63,538      4,490


                                            1992                  1991                  1990                  1989
                                     -------------------   -------------------   -------------------   -------------------
                                        Q          NQ         Q          NQ         Q          NQ         Q          NQ
--------------------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 1.433    $ 1.487    $ 1.075    $ 1.114    $ 1.157    $ 1.200    $ 1.015    $ 1.052
 Unit Value at end of year.........     1.665      1.727      1.433      1.487      1.075      1.114      1.157      1.200
 Number of units outstanding at end
   of year (thousands).............    16,453      1,020     12,703        887     11,356        553     12,038        495
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.767    $ 1.785    $ 1.418    $ 1.433    $ 1.573    $ 1.590    $ 1.571    $ 1.588
 Unit Value at end of year.........     1.976      1.994      1.767      1.785      1.418      1.433      1.573      1.590
 Number of units outstanding at end
   of year (thousands).............     4,730        428      4,018        344      4,045        341      6,074        573
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 2.034    $ 2.189    $ 1.691    $ 1.821    $ 1.671    $ 1.799    $ 1.331    $ 1.433
 Unit Value at end of year.........     2.111      2.273      2.034      2.189      1.691      1.821      1.671      1.799
 Number of units outstanding at end
   of year (thousands).............    65,926      4,120     58,106      3,359     51,489      2.744     47,104      2,836

-----------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...   $ 0.934    $ 0.968
 Unit Value at end of year.........     1.015      1.052
 Number of units outstanding at end
   of year (thousands).............    13,040        423
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...   $ 1.388    $ 1.403
 Unit Value at end of year.........     1.571      1.588
 Number of units outstanding at end
   of year (thousands).............     5,783        676
MANAGED ASSETS TRUST
 Unit Value at beginning of year...   $ 1.234    $ 1.328
 Unit Value at end of year.........     1.331      1.433
 Number of units outstanding at end
   of year (thousands).............    46,809      3,316


 Q = Qualified
NQ = NonQualified
The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES


                                                                1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)*
  Unit Value at beginning of period.........................  $  1.323   $  1.321   $  1.074   $  1.153   $  1.066   $  1.000
  Unit Value at end of period...............................     1.472      1.323      1.321      1.074      1.153      1.066
  Number of units outstanding at end of period
    (thousands).............................................    22,809     19,054     21,339     22,709     22,142      8,566
SOCIAL AWARENESS STOCK PORTFOLIO (5/92)*
  Unit Value at beginning of period.........................  $  1.731   $  1.461   $  1.109   $  1.153   $  1.086   $  1.000
  Unit Value at end of period...............................     2.176      1.731      1.461      1.109      1.153      1.086
  Number of units outstanding at end of year (thousands)....     9,539      6,355      4,841      3,499      2,920      1,332
UTILITIES PORTFOLIO (2/94)*
  Unit Value at beginning of period.........................  $  1.363   $  1.284   $  1.005   $  1.000         --         --
  Unit Value at end of period...............................     1.686      1.363      1.284      1.005         --         --
  Number of units outstanding at end of period
    (thousands).............................................    12,539     13,258     11,918      5,740         --         --
TEMPLETON BOND FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  1.351   $  1.250   $  1.101   $  1.172   $  1.065   $  1.000
  Unit Value at end of year.................................     1.367      1.351      1.250      1.101      1.172      1.065
  Number of units outstanding at end of year (thousands)....    10,502     10,260     10,527     10,186      8,014      3,477
TEMPLETON STOCK FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  2.001   $  1.655   $  1.338   $  1.385   $  1.047   $  1.000
  Unit Value at end of year.................................     2.211      2.001      1.655      1.338      1.385      1.047
  Number of units outstanding at end of year (thousands)....   180,876    154,614    122,937    101,462     43,847     10,433
TEMPLETON ASSET ALLOCATION FUND (1/92)* (CLASS 1)
  Unit Value at beginning of year...........................  $  1.815   $  1.546   $  1.277   $  1.333   $  1.070   $  1.000
  Unit Value at end of year.................................     2.070      1.815      1.546      1.277      1.333      1.070
  Number of units outstanding at end of year (thousands)....   124,603    113,809    107,460    103,407     51,893     13,888
FIDELITY VIP HIGH INCOME PORTFOLIO (2/92)*
  Unit Value at beginning of year...........................  $  1.766   $  1.568   $  1.316   $  1.354   $  1.138   $  1.000
  Unit Value at end of year.................................     2.052      1.766      1.568      1.316      1.354      1.138
  Number of units outstanding at end of year (thousands)....    48,895     40,309     32,601     25,813     17,381      4,875
FIDELITY VIP GROWTH PORTFOLIO (1/92)*
  Unit Value at beginning of year...........................  $  1.805   $  1.594   $  1.192   $  1.207   $  1.024   $  1.000
  Unit Value at end of year.................................     2.201      1.805      1.594      1.192      1.207      1.024
  Number of units outstanding at end of year (thousands)....   289,002    274,892    229,299    176,304    101,260     30,240
FIDELITY VIP EQUITY-INCOME PORTFOLIO (7/93)*
  Unit Value at beginning of period.........................  $  1.674   $  1.484   $  1.112   $  1.052   $  1.000         --
  Unit Value at end of period...............................     2.118      1.674      1.484      1.112      1.052         --
  Number of units outstanding at end of period
    (thousands).............................................   237,050    205,636    153,463     78,856     13,414         --
FIDELITY VIP II ASSET MANAGER PORTFOLIO (1/92)*
  Unit Value at beginning of year...........................  $  1.577   $  1.394   $  1.207   $  1.301   $  1.088   $  1.000
  Unit Value at end of year.................................     1.879      1.577      1.394      1.207      1.301      1.088
  Number of units outstanding at end of year (thousands)....   240,064    249,050    270,795    282,474    162,413     30,207
DREYFUS STOCK INDEX FUND (1/92)*
  Unit Value at beginning of year...........................  $  1.870   $  1.546   $  1.144   $  1.148   $  1.064   $  1.000
  Unit Value at end of year.................................     2.456      1.870      1.546      1.144      1.148      1.064
  Number of units outstanding at end of year (thousands)....   109,317     66,098     43,247     31,600     26,789     12,089
AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of period.........................  $  1.534   $  1.274   $  1.084   $  1.180   $  1.000         --
  Unit Value at end of period...............................     1.592      1.534      1.274      1.084      1.180         --
  Number of units outstanding at end of period
    (thousands).............................................   143,959    121,896     70,364     47,096     16,944         --
AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of period.........................  $  1.460   $  1.526   $  1.168   $  1.079   $  1.000         --
  Unit Value at end of period...............................     1.541      1.460      1.526      1.168      1.079         --
  Number of units outstanding at end of period
    (thousands).............................................   162,146    122,877    103,815     73,838     27,011         --

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)


                                                                1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY CORE EQUITY FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.647   $  1.354   $   .990   $  1.012   $  1.000         --
  Unit Value at end of period...............................     2.143      1.647      1.354       .990      1.012         --
  Number of units outstanding at end of period
    (thousands).............................................   185,895    170,552    137,330    100,082     37,136         --
AMERICAN ODYSSEY LONG-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.221   $  1.221   $   .990   $  1.085   $  1.000         --
  Unit Value at end of period...............................     1.352      1.221      1.221       .990      1.085         --
  Number of units outstanding at end of period
    (thousands).............................................   159,728    137,075    101,376     70,928     25,467         --
AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND (6/93)*
  Unit Value at beginning of period.........................  $  1.157   $  1.128   $   .993   $  1.035   $  1.000         --
  Unit Value at end of period...............................     1.229      1.157      1.128       .993      1.035         --
  Number of units outstanding at end of period
    (thousands).............................................    86,914     78,211     68,878     50,403     19,564         --
AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND** (5/93)*
  Unit Value at beginning of period.........................  $  1.129   $  1.102   $  1.006   $  1.020   $  1.000         --
  Unit Value at end of period...............................     1.183      1.129      1.102      1.006      1.020         --
  Number of units outstanding at end of period
    (thousands).............................................    48,929     44,077     24,416     17,611      8,201         --
SMITH BARNEY LARGE CAP VALUE PORTFOLIO (2/95)*
  (formerly Smith Barney Income and Growth Portfolio)
  Unit Value at beginning of period.........................  $  1.474   $  1.246   $  1.000         --         --         --
  Unit Value at end of period...............................     1.843      1.474      1.246         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    10,871      6,133      1,747         --         --         --
ALLIANCE GROWTH PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.640   $  1.284   $  1.000         --         --         --
  Unit Value at end of period...............................     2.091      1.640      1.284         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    19,535     10,809      2,498         --         --         --
SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.321   $  1.137   $  1.000         --         --         --
  Unit Value at end of period...............................     1.339      1.321      1.137         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     7,634      5,777        593         --         --         --
PUTNAM DIVERSIFIED INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period.........................  $  1.206   $  1.128   $  1.000         --         --         --
  Unit Value at end of period...............................     1.282      1.206      1.128         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     5,171      2,375        774         --         --         --
SMITH BARNEY HIGH INCOME PORTFOLIO (3/95)*
  Unit Value at beginning of period.........................  $  1.256   $  1.124   $  1.000         --         --         --
  Unit Value at end of period...............................     1.412      1.256      1.124         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................     1,307        553        138         --         --         --
MFS TOTAL RETURN PORTFOLIO (2/95)*
  Unit Value at beginning of period.........................  $  1.362   $  1.205   $  1.000         --         --         --
  Unit Value at end of period...............................     1.630      1.362      1.205         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................    14,655      7,302      2,734         --         --         --
G.T. GLOBAL STRATEGIC INCOME PORTFOLIO*** (3/95)*
  Unit Value at beginning of period.........................  $  1.402   $  1.195   $  1.000         --         --         --
  Unit Value at end of period...............................     1.487      1.402      1.195         --         --         --
  Number of units outstanding at end of period
    (thousands).............................................       222        242        162         --         --         --



  * Represents date money was first applied to funding option through Separate Account.



 ** Formerly American Odyssey Short-Term Bond Fund. The name, investment objectives and investment subadviser were changed pursuant to a shareholder vote effective May 1, 1998.



*** Not currently available to new Contract Owners in most states.


The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account GIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER TO MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991       1990
-----------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income................      $   .228   $   .212    $  .205    $  .189    $  .184    $  .188    $  .198    $  .192
 Operating expenses.....................          .228       .175       .140       .115       .106       .098       .091       .079
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income..................          .000       .037       .065       .074       .078       .090       .107       .113
 Unit Value at beginning of year........        11.371      9.369      6.917      7.007      6.507      6.447      5.048      5.295
 Net realized and change in unrealized gains
   (losses).............................         3.584      1.965      2.387      (.164)      .422      (.030)     1.292      (.360)
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 14.955   $ 11.371    $ 9.369    $ 6.917    $ 7.007    $ 6.507    $ 6.447    $ 5.048
                                              ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   3.58   $   2.00    $  2.45    $  (.09)   $   .50    $   .06    $  1.40    $  (.25)
 Ratio of operating expenses to average net
   assets...............................          1.70%      1.70%      1.70%      1.65%      1.57%      1.58%      1.58%      1.57%
 Ratio of net investment income to average
   net assets...........................           .00%       .36%       .79%      1.05%      1.15%      1.43%      1.86%      2.25%
 Number of units outstanding at end of year
   (thousands)..........................        29,545     27,578     26,688     26,692     28,497     29,661     26,235     19,634
 Portfolio turnover rate................            64%        85%        96%       103%        81%       189%       319%        54%
 Average Commission Rate Paid*..........      $   .051   $   .047         --         --         --         --         --         --
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1997       1996       1995       1994       1993       1992       1991       1990
-----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................      $   .233   $   .216    $  .208    $  .192    $  .189    $  .192    $  .201    $  .199
 Operating expenses.....................          .201       .154       .123       .100       .092       .085       .077       .069
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income..................          .032       .062       .085       .092       .097       .107       .124       .130
 Unit Value at beginning of year........        11.763      9.668      7.120      7.194      6.664      6.587      5.145      5.383
 Net realized and change in unrealized gains
   (losses).............................         3.715      2.033      2.463      (.166)      .433      (.030)     1.318      (.368)
                                              --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year..............      $ 15.510   $ 11.763    $ 9.668    $ 7.120    $ 7.194    $ 6.664    $ 6.587    $ 5.145
                                              ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...     $   3.75   $   2.10    $  2.55    $  (.07)   $   .53    $   .08    $  1.44    $  (.24)
 Ratio of operating expenses to average net
   assets...............................          1.45%      1.45%      1.45%      1.41%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to average
   net assets...........................           .24%       .60%      1.02%      1.30%      1.40%      1.67%      2.11%      2.50%
 Number of units outstanding at end of year
   (thousands)..........................        15,194     16,554     17,896     19,557     21,841     22,516     24,868     28,053
 Portfolio turnover rate................            64%        85%        96%       103%        81%       189%       319%        54%
 Average commission rate paid*..........      $   0.51   $   .047         --         --         --         --         --         --


SELECTED PER UNIT DATA
 Total investment income................       $  .191    $  .168
 Operating expenses.....................          .095       .071
                                               -------    -------
 Net investment income..................          .096       .097
 Unit Value at beginning of year........         4.191      3.601
 Net realized and change in unrealized gains
   (losses).............................         1.008       .493
                                               -------    -------
 Unit Value at end of year..............       $ 5.295    $ 4.191
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  1.10    $   .59
 Ratio of operating expenses to average net
   assets...............................          1.58%      1.58%
 Ratio of net investment income to average
   net assets...........................          2.33%      2.60%
 Number of units outstanding at end of year
   (thousands)..........................        15,707     12,173
 Portfolio turnover rate................            27%        38%
 Average Commission Rate Paid*..........            --         --
   CONTRACTS ISSUED PRIOR TO MAY 16, 1983       1989       1988
----------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income................       $  .191    $  .168
 Operating expenses.....................          .066       .053
                                               -------    -------
 Net investment income..................          .125       .115
 Unit Value at beginning of year........         4.250      3.642
 Net realized and change in unrealized gains
   (losses).............................         1.008       .493
                                               -------    -------
 Unit Value at end of year..............       $ 5.383    $ 4.250
                                               =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...      $  1.13    $   .61
 Ratio of operating expenses to average net
   assets...............................          1.33%      1.33%
 Ratio of net investment income to average
   net assets...........................          2.56%      2.85%
 Number of units outstanding at end of year
   (thousands)..........................        31,326     35,633
 Portfolio turnover rate................            27%        38%
 Average commission rate paid*..........            --         --



* The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account QB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............     $  .342    $  .368    $  .319    $  .310    $  .299    $  .311    $  .299    $  .277
 Operating expenses....................        .082       .078       .073       .069       .067       .061       .056       .048
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .260       .290       .246       .241       .232       .250       .243       .229
 Unit Value at beginning of year.......       5.060      4.894      4.274      4.381      4.052      3.799      3.357      3.129
 Net realized and change in unrealized
   gains (losses)......................        .073      (.124)      .374      (.348)      .097       .003       .199      (.001)
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.393    $ 5.060    $ 4.894    $ 4.274    $ 4.381    $ 4.052    $ 3.799    $ 3.357
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .33    $   .17    $   .62    $  (.11)   $   .33    $   .25    $   .44    $   .23
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.58%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        5.00%      5.87%      5.29%      5.62%      5.41%      6.38%      6.84%      7.06%
 Number of units outstanding at end of
   year (thousands)....................      21,521     24,804     27,066     27,033     28,472     20,250     17,211     14,245
 Portfolio turnover rate...............         196%       176%       138%        27%        24%        23%        21%        41%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .353    $  .379    $  .328    $  .318    $  .306    $  .317    $  .304    $  .281
 Operating expenses....................        .071       .067       .063       .059       .058       .050       .048       .040
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .282       .312       .265       .259       .248       .267       .256       .241
 Unit Value at beginning of year.......       5.234      5.050      4.400      4.498      4.150      3.880      3.421      3.181
 Net realized and change in unrealized
   gains (losses)......................        .077      (.128)      .385      (.357)      .100       .003       .203      (.001)
                                            -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............     $ 5.593    $ 5.234    $ 5.050    $ 4.400    $ 4.498    $ 4.150    $ 3.880    $ 3.421
                                            =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .36    $   .18    $   .65    $  (.10)   $   .35    $   .27    $   .46    $   .24
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        5.25%      6.12%      5.54%      5.87%      5.66%      6.61%      7.09%      7.31%
 Number of units outstanding at end of
   year (thousands)....................       7,683      8,549      9,325     10,694     12,489     13,416     14,629     16,341
 Portfolio turnover rate...............         196%       176%       138%        27%        24%        23%        21%        41%

----------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .270    $  .259
 Operating expenses....................        .047       .046
                                            -------    -------
 Net investment income.................        .223       .213
 Unit Value at beginning of year.......       2.852      2.697
 Net realized and change in unrealized
   gains (losses)......................        .054      (.058)
                                            -------    -------
 Unit Value at end of year.............     $ 3.129    $ 2.852
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .28    $   .16
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.58%
 Ratio of net investment income to
   average net assets..................        7.44%      7.67%
 Number of units outstanding at end of
   year (thousands)....................      13,135      9,457
 Portfolio turnover rate...............          33%        17%
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1989       1988
----------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .270    $  .259
 Operating expenses....................        .035       .037
                                            -------    -------
 Net investment income.................        .235       .222
 Unit Value at beginning of year.......       2.892      2.728
 Net realized and change in unrealized
   gains (losses)......................        .054      (.058)
                                            -------    -------
 Unit Value at end of year.............     $ 3.181    $ 2.892
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...   $   .29    $   .16
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        7.60%      7.82%
 Number of units outstanding at end of
   year (thousands)....................      18,248     21,124
 Portfolio turnover rate...............          33%        17%


* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR



The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account MM Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...............    $   .128   $   .121    $  .127    $  .087    $  .065    $  .077    $  .118    $  .149
 Operating expenses....................        .036       .035       .034       .032       .031       .031       .030       .029
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .092       .086       .093       .055       .034       .046       .088       .120
 Unit Value at beginning of year.......       2.263      2.177      2.084      2.029      1.995      1.949      1.861      1.741
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.355   $  2.263    $ 2.177    $ 2.084    $ 2.029    $ 1.995    $ 1.949    $ 1.861
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .09   $    .09    $   .09    $   .06    $   .03    $   .05    $   .09    $   .12
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        4.02%      3.84%      4.36%      2.72%      1.68%      2.33%      4.66%      6.68%
 Number of units outstanding at end of
   year (thousands)....................      36,134     38,044     35,721     39,675     34,227     42,115     55,013     67,343
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1997       1996       1995       1994       1993       1992       1991      1990*
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .134   $   .125    $  .130    $  .091    $  .067    $  .079    $  .120    $  .151
 Operating expenses....................        .032       .030       .030       .028       .027       .027       .026       .024
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income.................        .102       .095       .100       .063       .040       .052       .094       .127
 Unit Value at beginning of year.......       2.341      2.246      2.146      2.083      2.043      1.991      1.897      1.770
                                           --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.............    $  2.443   $  2.341    $ 2.246    $ 2.146    $ 2.083    $ 2.043    $ 1.191    $ 1.897
                                           ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .10   $    .10    $   .10    $   .06    $   .04    $   .05    $   .09    $   .13
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        4.27%      4.10%      4.61%      2.98%      1.93%      2.58%      4.90%      6.93%
 Number of units outstanding at end of
   year (thousands)....................         105        112        206        206        218        227        262        326

--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .156    $  .118
 Operating expenses....................        .027       .023
                                            -------    -------
 Net investment income.................        .129       .095
 Unit Value at beginning of year.......       1.612      1.517
                                            -------    -------
 Unit Value at end of year.............     $ 1.741    $ 1.612
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .13    $   .10
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.56%
 Ratio of net investment income to
   average net assets..................        7.65%      6.02%
 Number of units outstanding at end of
   year (thousands)....................      57,916     41,449
 CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1989       1988
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............     $  .156    $  .118
 Operating expenses....................        .021       .018
                                            -------    -------
 Net investment income.................        .135       .100
 Unit Value at beginning of year.......       1.635      1.535
                                            -------    -------
 Unit Value at end of year.............     $ 1.770    $ 1.635
                                            =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............     $   .14    $   .10
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.31%
 Ratio of net investment income to
   average net assets..................        7.81%      6.19%
 Number of units outstanding at end of
   year (thousands)....................         367        497


* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD


The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TGIS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1997       1996       1995       1994       1993       1992       1991       1990
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .075    $  .061    $  .083    $  .064    $  .043    $  .046    $  .045    $  .099
 Operating expenses................      .090       .069**     .057**     .041**     .042**     .045**     .045**     .034**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............     (.015)     (.008)      .026       .023       .001       .001         --       .065
 Unit Value at beginning of year...   $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643    $ 1.391    $ 1.447
 Net realized and change in
   unrealized gains (losses).......      .824       .462       .542      (.104)     0.086      0.045      0.252      (.121)
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........   $ 3,526    $ 2.717    $ 2.263    $ 1.695    $ 1.776    $ 1.689    $ 1.643    $ 1.391
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .81    $   .45    $   .57    $  (.08)   $   .09    $   .05    $   .25    $  (.06)
 Ratio of operating expenses to
   average net assets*.............      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.41%**
 Ratio of net investment income to
   average net assets*.............      (.45)%     (.34)%     1.37%      1.58%      0.08%      0.78%      1.33%      1.86%
 Number of units outstanding at end
   of year (thousands).............    60,312     68,111    105,044     29,692         --    217,428         --      5,708
 Portfolio turnover rate...........        63%        81%        79%        19%        70%       119%       489%       653%
 Average commission rate paid***...   $  .053    $  .046         --         --         --         --         --         --

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .161    $  .044
 Operating expenses................      .023       .017
                                      -------    -------
 Net investment income.............      .138       .027
 Unit Value at beginning of year...   $ 1.108    $ 1.000
 Net realized and change in
   unrealized gains (losses).......      .201       .081
                                      -------    -------
 Unit Value at end of year.........   $ 1.447    $ 1.108
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .34    $   .11
 Ratio of operating expenses to
   average net assets*.............      1.57%      1.57%
 Ratio of net investment income to
   average net assets*.............      2.81%      2.55%
 Number of units outstanding at end
   of year (thousands).............        --      3,829
 Portfolio turnover rate...........       149%       268%
 Average commission rate paid***...        --         --


 * Annualized

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TGIS, or by contractual surrender to the extent allowed under federal tax law.


*** The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES*

    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR



The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TSB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1997       1996       1995       1994       1993       1992       1991       1990
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .077    $  .057    $  .074    $  .055    $  .041    $  .054    $  .076    $  .099
 Operating expenses................      .039**     .030**     .035**     .036**     .037**     .041**     .036**     .030**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............      0.38       .027       .039       .019       .004       .013       .040       .069
 Unit value at beginning of year...     1.361      1.333      1.292      1.275      1.271      1.258      1.218      1.149
 Net realized and change in
   unrealized gains (losses)***....      .000       .001       .002      (.002)        --         --         --         --
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit value at end of year.........   $ 1.399    $ 1.361    $ 1.333    $ 1.292    $ 1.275    $ 1.271    $ 1.258    $ 1.218
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .04    $   .03    $   .04    $   .02    $    --    $   .01    $   .04    $   .07
 Ratio of operating expenses to
   average net assets****..........      2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.82%**     2.41%**
 Ratio of net investment income to
   average net assets****..........      2.77%      2.47%      3.17%      1.45%       .39%      1.12%      3.07%      5.89%
 Number of units outstanding at end
   of year (thousands).............    47,262     54,565         --    216,713    353,374    173,359    439,527    369,769

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .102    $  .078
 Operating expenses................      .017       .016
                                      -------    -------
 Net investment income.............      .085       .062
 Unit value at beginning of year...     1.064      1.002
 Net realized and change in
   unrealized gains (losses)***....        --         --
                                      -------    -------
 Unit value at end of year.........   $ 1.149    $ 1.064
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase in unit value........   $   .09    $   .06
 Ratio of operating expenses to
   average net assets****..........      1.57%      1.57%
 Ratio of net investment income to
   average net assets****..........      7.63%      6.51%
 Number of units outstanding at end
   of year (thousands).............   360,074    356,969


  * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 1, 1990, market timing fees are included in operating expenses. Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TSB, or by contractual surrender to the extent allowed under federal tax law.

 *** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR



The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TAS Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1997       1996       1995       1994       1993       1992       1991      1990+
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........  $   .063   $   .041    $  .042    $  .036    $  .037    $  .041    $  .044    $  .045
 Operating expenses................      .085       .069**     .057**     .049**     .048**     .043**     .039**     .073**
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Net investment income (loss)......     (.022)     (.028)     (.015)     (.013)     (.011)     (.002)      .005      (.028)
 Unit Value at beginning of year...     2.623      2.253      1.706      1.838      1.624      1.495      1.136      1.189
 Net realized and unrealized gains
   (losses)........................      .788       .398       .562      (.119)      .225       .131       .354      (.025)
                                     --------   --------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........  $  3.389   $  2.623    $ 2.253    $ 1.706    $ 1.838    $ 1.624    $ 1.495    $ 1.136
                                     ========   ========    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................  $    .77   $    .37    $   .55    $  (.13)   $   .21    $  (.13)   $   .36    $  (.05)
 Ratio of operating expenses to
   average net assets*.............      2.85%**     2.84%**     2.83%**     2.80%**     2.82%**     2.93%**     2.99%**     2.64%**
 Ratio of net investment income to
   average net assets*.............      (.76)%    (1.13)%     (.74)%     (.72)%     (.80)%     (.12)%      .37%     (3.73)%
 Number of units outstanding at end
   of year (thousands).............    25,865     30,167     45,575     25,109     43,059     20,225     19,565      5,585
 Portfolio turnover rate...........        92%        98%       113%       142%        71%       269%       261%         0%
 Average commission rate paid ++...  $   .052   $   .047         --         --         --         --         --         --

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .052    $  .008
 Operating expenses................      .051       .015
                                      -------    -------
 Net investment income (loss)......      .001      (.007)
 Unit Value at beginning of year...     1.059      1.001
 Net realized and unrealized gains
   (losses)........................      .129       .065
                                      -------    -------
 Unit Value at end of year.........   $ 1.189    $ 1.059
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .13    $   .06
 Ratio of operating expenses to
   average net assets*.............      1.95%      1.95%
 Ratio of net investment income to
   average net assets*.............       .91%      (.88)%
 Number of units outstanding at end
   of year (thousands).............        --         --
 Portfolio turnover rate...........        77%       127%
 Average commission rate paid ++...        --         --


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner and were not recorded in the financial statements of Account TAS, or by contractual surrender to the extent allowed under federal tax law.
 + On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TAS.
 ++ The average commission rate paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for Funds with fiscal year ends on or after September 30, 1996.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

    PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR



The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Account TB Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


                                       1997       1996       1995       1994       1993       1992       1991      1990+
--------------------------------------------------------------------------------------------------------------------------

SELECTED PER UNIT DATA
 Total investment income...........   $  .025    $  .033    $  .071    $  .007    $  .054    $  .051    $  .052    $  .072
 Operating expenses................      .011       .015**     .031**     .006**     .036**     .032**     .031**     .018**
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Net investment income.............      .014       .018       .040       .001       .018       .019       .021       .054
 Unit Value at beginning of year...     1.232      1.383      1.215      1.234      1.132      1.087       .994      1.036
 Net realized and change in
   unrealized gains (losses).......      .027      (.169)      .128      (.020)      .084       .026       .072      (.096)
                                      -------    -------    -------    -------    -------    -------    -------    -------
 Unit Value at end of year.........   $ 1.273    $ 1.232    $ 1.383    $ 1.215    $ 1.234    $ 1.132    $ 1.087    $  .994
                                      =======    =======    =======    =======    =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $   .04    $  (.15)   $   .17    $  (.02)   $   .10    $   .05    $   .09    $  (.04)
 Ratio of operating expenses to
   average net assets*.............      3.00%**     3.00%**     3.00%**     3.00%**     3.00%**     2.99%**     3.00%**     2.58%**
 Ratio of net investment income to
   average net assets*.............      3.64%      3.48%      3.98%      1.02%      1.48%      1.71%      3.07%      3.88%
 Number of units outstanding at end
   of year (thousands).............        --         --     11,466         --     20,207     21,868     19,521     14,115
 Portfolio turnover rate...........       129%       153%       117%        --        190%       505%       627%       370%

--------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...........   $  .147    $  .141
 Operating expenses................      .023       .022
                                      -------    -------
 Net investment income.............      .124       .119
 Unit Value at beginning of year...     1.114      1.000
 Net realized and change in
   unrealized gains (losses).......     (.202)     (.005)
                                      -------    -------
 Unit Value at end of year.........   $ 1.036    $ 1.114
                                      =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value...........................   $  (.08)   $   .11
 Ratio of operating expenses to
   average net assets*.............      2.02%      2.04%
 Ratio of net investment income to
   average net assets*.............     11.15%     11.12%
 Number of units outstanding at end
   of year (thousands).............       660        830
 Portfolio turnover rate...........        10%        26%


 * Annualized

** Effective May 1, 1990, market timing fees are included in operating expenses.
   Prior to May 1, 1990, market timing fee payments were made by separate check from a contract owner, and were not recorded in the financial statements of Account TB, or by contractual surrender to the extent allowed under federal tax law.

 + On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Account TB.

                                   APPENDIX C

--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:


     Description of The Travelers Insurance Company and The Separate Accounts

        The Insurance Company
        The Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Timed Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
        Writing Covered Call Options
        Buying Put and Call Options
        Futures Contracts
        Money Market Instruments
     Investment Management and Advisory Services

        Advisory and Subadvisory Fees

        TIMCO
        TAMIC

     Valuation of Assets

     Net Investment Factor

     Federal Tax Considerations

     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS,
         TSB, TAS, TB and Fund U
     The Board of Managers
     Distribution and Management Services
     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1998 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


     Name:

     Address:

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-98

-------------------------------------------------------------------------------

        TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

-------------------------------------------------------------------------------




                        GROUP VARIABLE ANNUITY CONTRACTS

                                   issued by

                        THE TRAVELERS INSURANCE COMPANY

                 One Tower Square, Hartford, Connecticut 06183
                            Telephone: 860-277-0111



         The group Variable Annuities described in this Prospectus are available only for use in connection with pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic purpose of the Variable Annuity contract is to provide lifetime Annuity Payments which will vary with the investment performance of one or more Separate Accounts.

         The Separate Accounts available for funding the Variable Annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market obligations and in publicly traded debt securities.

         This Prospectus sets forth concisely the information about Account GIS and Account QB (the "Separate Accounts") that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in Appendix A of this Prospectus.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    iii

SUMMARY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    v

FEE TABLE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    vii

CONDENSED FINANCIAL INFORMATION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . . . . . . . . .      1

     The Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     The Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

INVESTMENT ALTERNATIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

     Investment Objective   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
     Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

THE TRAVELERS QUALITY BOND ACCOUNT FOR
VARIABLE ANNUITIES (ACCOUNT QB) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

     Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
     Fundamental Investment Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4

VOTING RIGHTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

     Deductions from Purchase Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     Premium Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     Annual Contract Charge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
     Investment Advisory and Sub-Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . .      6
     Mortality and Expense Risks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
     Change of Contract   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

THE VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

     General Benefit Description  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
     Termination by the Company and Termination Amount  . . . . . . . . . . . . . . . . . . .      8
     Benefit in the Event of Termination of a Participant, the Plan or the Contract . . . . .      9
     Suspension of Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
     Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
     Federal and State Income Tax Withholding   . . . . . . . . . . . . . . . . . . . . . . . .   10

ACCUMULATION PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

     Application of Purchase Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Number of Accumulation Units.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Accumulation Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Net Investment Rate and Net Investment Factor  . . . . . . . . . . . . . . . . . . . . . .   10
     Cash Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Cash Surrender (Redemption) or Withdrawal Value  . . . . . . . . . . . . . . . . . . . . .   11
     Surrender Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11

     Reinvestment Privilege   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Transfer Between Separate Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Distribution from One Account to Another Account . . . . . . . . . . . . . . . . . . . . .   12

PAYOUT PROVISIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Separate Account Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Determination of First Payment   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Number of Annuity Units  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Determination of Second and Subsequent Payments  . . . . . . . . . . . . . . . . . . . . .   13
     Annuity Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Income Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Election of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

FEDERAL TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

     General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Qualified Pension and Profit-Sharing Plans   . . . . . . . . . . . . . . . . . . . . . . .   15
     Federal Income Tax Withholding   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
     Tax Advice   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . .   17

STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17

YEAR 2000 REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

LEGAL PROCEEDINGS AND OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

APPENDIX A - Contents of the Statement of Additional Information  . . . . . . . . . . . . . . .   19

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: the basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments of a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE: the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

INDIVIDUAL ACCOUNT: Accumulation Units credited to a Participant or beneficiary.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

NET PURCHASE PAYMENT (NET PREMIUM PAYMENT): the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less deductions for sales expenses, any applicable annual contract charge and any applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

OWNER'S ACCOUNT: Accumulation Units credited to the Owner.

PARTICIPANT: an eligible person who participates in the plan.

PARTICIPANT'S INTEREST: the Cash Value to which the Participant is entitled under the Plan.

PLAN: the plan under which the contract is issued.

PURCHASE PAYMENT (PREMIUM PAYMENT): a gross amount paid to the Company under the contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of the Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                    SUMMARY

INTRODUCTION
         There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein. The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) and The Travelers Quality Bond Account for Variable Annuities (Account QB) are registered with the SEC as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         The basic investment objectives of the Separate Accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Separate Accounts will be achieved.

RISK FACTORS
         The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investors' confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to apply principal and interest.

INVESTMENT ADVISORY SERVICES
         The Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts QB and GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.

         In addition, Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day to day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

CHARGES AND DEDUCTIONS
         A sales charge equal to 2% (2.04% of the amount invested) of the gross Premium Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% of any applicable annual contract charge. (See "Deductions from Purchase Payments" and "Annual Contract Charge.")

         There is a $50 annual contract charge assessed against each group contract. (See "Annual Contract Charge.")

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Charges and Deductions.")

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. There is a surrender charge of 2% of any Cash Value surrendered during the first five contract years. (See "Cash Surrender (Redemption) or Withdrawal Value.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender, or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

ANNUITY PAYMENTS
         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives.

TRANSFERS AND WITHDRAWALS
         In the event that a Participant in the plan is terminated prior to that Participant's Annuity Commencement Date, the Participant's interest may be paid in cash or in other forms of payout. (See "Benefit in the Event of Termination of a Participant, the Plan or the Contract.")

         Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

VOTING RIGHTS
  Owners have certain voting rights under the contracts.  (See "Voting Rights.")

OTHER PROVISIONS
         The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

         The contracts will be sold by life insurance sales representatives representing the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

         For investment advisory services rendered to Account GIS, TAMIC will receive an amount equivalent on an annual basis to the following:

         For furnishing investment Sub-Advisory Services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.

                                   FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)
         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                                                                     GIS          QB
                                                                                                     ---          --
CONTRACT OWNER TRANSACTION EXPENSES

         Sales Load Imposed on Purchases (as a percentage of purchase payments)   . . . . . . . . .  2.00%        2.00%

         Surrender Charge (as a percentage of cash value surrendered)   . . . . . . . . . . . . . .  2.00%        2.00%

ANNUAL CONTRACT FEE (per group Contract)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 50.00      $ 50.00

ANNUAL EXPENSES (as a percentage of average net assets)

         Mortality and Expense Risk Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.00%        1.00%

         Management Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.62%*       0.32%

TOTAL ANNUAL EXPENSES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.62%        1.32%

* Based upon Management Fee Scale approved by Shareholders on April 27, 1998.

EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                          GIS                       QB
                          ---                       --
         1 year           $  57                     $  54
         3 years          $  93                     $  84
         5 years          $ 131                     $ 116
         10 years         $ 212                     $ 179


         If you do not surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                          GIS                       QB
                          ---                       --
         1 year           $  36                     $  34
         3 years          $  71                     $  62
         5 years          $ 108                     $  93
         10 years         $ 212                     $ 179


  The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions," and "Surrender Charge." Expenses shown do not include premium taxes which may be applicable.

                        CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
               Per Unit Data for an Accumulation and Annuity Unit
                        outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by refeence into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                               1997           1996         1995          1994         1993
                                                                     ----           ----         ----          ----         ----
  Total investment income . . . . . . . . . . . . . . . . . . .   $  .228        $  .212      $  .205       $  .189      $  .184
  Operating expenses . . . . . . . . . . . . . . . . . . . . . .     .228           .175         .140          .115         .106
                                                                  -------        -------      -------       -------      -------
  Net investment income . . . . . . . . . . . . . . . . . . . .      .000           .037         .065          .074         .078
  Unit Value at beginning of year . . . . . . . . . . . . . . .    11.371          9.369        6.917         7.007        6.507
  Net realized and change in unrealized gains (losses)  . . . .     3.584          1.965        2.387         (.164)        .422
                                                                  -------        -------      -------       -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . .   $14.955        $11.371      $ 9.369       $ 6.917      $ 7.007
                                                                  =======        =======      =======       =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . .   $  3.58        $  2.00         2.45          (.09)         .50
  Ratio of operating expenses to average net assets . . . . . .      1.70%          1.70%        1.70%         1.65%        1.57%
  Ratio of net investment income to average net assets  . . . .       .00%           .36%         .79%         1.05%        1.15%
  Number of units outstanding at end of year (thousands)  . . .    29,545         27,578       26,688        26,692       28,497
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . .        64%            85%          96%          103%          81%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . .   $  .051        $  .047          ---            --           --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                               1997           1996         1995          1994         1993
                                                                     ----           ----         ----          ----         ----
  Total investment income . . . . . . . . . . . . . . . . . . .   $  .233           .216         .208       $  .192      $  .189
  Operating expenses . . . . . . . . . . . . . . . . . . . . . .     .201           .154         .123          .100         .092
                                                                  -------        -------      -------       -------      -------
  Net investment income . . . . . . . . . . . . . . . . . . . .      .032           .062         .085          .092         .097
  Unit Value at beginning of year . . . . . . . . . . . . . . .    11.763          9.668        7.120         7.194        6.664
  Net realized and change in unrealized gains (losses)  . . . .     3.715          2.033        2.463         (.166)        .433
                                                                  -------        -------      -------       -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . .   $15.510        $11.763      $ 9.668       $ 7.120      $ 7.194
                                                                  =======        =======      =======       =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . .   $  3.75        $  2.10         2.55          (.07)         .53
  Ratio of operating expenses to average net assets . . . . . .      1.45%          1.45%        1.45%         1.41%        1.33%
  Ratio of net investment income to average net assets  . . . .       .24%           .60%        1.02%         1.30%        1.40%
  Number of units outstanding at end of year (thousands)  . . .    15,194         16,554       17,896        19,557       21,841
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . .        64%            85%          96%          103%          81%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . .   $  .051        $  .047           --            --           --

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                               1992        1991        1990        1989         1988
                                                                     ----        ----        ----        ----         ----
  Total investment income . . . . . . . . . . . . . . . . . . .   $  .188     $  .198     $  .192     $  .191      $  .168
  Operating expenses . . . . . . . . . . . . . . . . . . . . . .     .098        .091        .079        .095         .071
                                                                  -------     -------     -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . . . . .      .090        .107        .113        .096         .097
  Unit Value at beginning of year . . . . . . . . . . . . . . .     6.447       5.048       5.295       4.191        3.601
  Net realized and change in unrealized gains (losses) .  . . .     (.030)      1.292       (.360)      1.008         .493
                                                                  -------     -------     -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . .   $ 6.507     $ 6.447     $ 5.048     $ 5.295      $ 4.191
                                                                  =======     =======     =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . .       .06        1.40        (.25)       1.10          .59
  Ratio of operating expenses to average net assets . . . . . .      1.58%       1.58%       1.57%       1.58%        1.58%
  Ratio of net investment income to average net assets .  . . .      1.43%       1.86%       2.25%       2.33%        2.60%
  Number of units outstanding at end of year (thousands)  . . .    29,661      26,235      19,634      15,707       12,173
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . .       189%        319%         54%         27%          38%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . .        --          --          --          --           --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                               1992        1991        1990        1989         1988
                                                                     ----        ----        ----        ----         ----
  Total investment income . . . . . . . . . . . . . . . . . . .   $  .192     $  .201     $  .199     $  .191      $  .168
  Operating expenses . . . . . . . . . . . . . . . . . . . . . .     .085        .077        .069        .066         .053
                                                                  -------     -------     -------     -------      -------
  Net investment income . . . . . . . . . . . . . . . . . . . .      .107        .124        .130        .125         .115
  Unit Value at beginning of year . . . . . . . . . . . . . . .     6.587       5.145       5.383       4.250        3.642
  Net realized and change in unrealized gains (losses) .  . . .     (.030)      1.318       (.368)      1.008         .493
                                                                  -------     -------     -------     -------      -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . .   $ 6.664     $ 6.587     $ 5.145     $ 5.383      $ 4.250
                                                                  =======     =======     =======     =======      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . .       .08        1.44        (.24)       1.13          .61
  Ratio of operating expenses to average net assets . . . . . .      1.33%       1.33%       1.33%       1.33%        1.33%
  Ratio of net investment income to average net assets . .  . .      1.67%       2.11%       2.50%       2.56%        2.85%
  Number of units outstanding at end of year (thousands)  . . .    22,516      24,868      28,053      31,326       35,633
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . .       189%        319%         54%         27%          38%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . .        --          --          --          --           --

* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.

                        CONDENSED FINANCIAL INFORMATION

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
                 Per Unit Data for an Accumulation and Annuity
                     Unit outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                            1997           1996         1995          1994         1993
                                                              --------           ----         ----          ----         ----
  Total investment income . . . . . . . . . . . . . . . . .   $   .342       $   .368     $   .319      $   .310     $   .299
  Operating expenses . . . . . . . . . . . . . . . . . . . .      .082           .078         .073          .069         .067
                                                             ---------      ---------    ---------     ---------    ---------  -
  Net investment income . . . . . . . . . . . . . . . . . .       .260           .290         .246          .241         .232
  Unit Value at beginning of year . . . . . . . . . . . . .      5.060          4.894        4.274         4.381        4.052
  Net realized and change in unrealized gains (losses) .          .073          (.124)        .374         (.348)        .097
                                                             ---------       --------    ---------      --------    ---------  -
 Unit Value at end of year . . . . . . . . . . . . . . . . .   $ 5.393        $ 5.060      $ 4.894       $ 4.274      $ 4.381
                                                                ======         ======       ======        ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . .   $    .33       $    .17          .62          (.11)         .33
  Ratio of operating expenses to average net assets . . . .       1.57%          1.57%        1.57%         1.57%        1.57%
  Ratio of net investment income to average net assets .  .       5.00%          5.87%        5.29%         5.62%        5.41%
  Number of units outstanding at end of year (thousands) .      21,521         24,804       27,066        27,033       28,472
  Portfolio turnover rate . . . . . . . . . . . . . . . . .        196%           176%         138%           27%          24%

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                           1992     *  1991        1990        1989         1988
                                                                 ----        ----        ----        ----         ----
  Total investment income . . . . . . . . . . . . . . . . .  $   .311    $   .299    $   .277    $   .270     $   .259
  Operating expenses . . . . . . . . . . . . . . . . . . . .     .061        .056        .048        .047         .046
                                                             --------   ---------   ---------   ---------    ---------
  Net investment income . . . . . . . . . . . . . . . . . .      .250        .243        .229        .223         .213
  Unit Value at beginning of year . . . . . . . . . . . . .     3.799       3.357       3.129       2.852        2.697
  Net realized and change in unrealized gains (losses) .         .003        .199       (.001)       .054        (.058)
                                                             --------   ---------    --------   ---------     ---------
 Unit Value at end of year . . . . . . . . . . . . . . . . .  $ 4.052     $ 3.799     $ 3.357     $ 3.129      $ 2.852
                                                               ======      ======      ======      ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . .       .25         .44         .23         .28          .16
  Ratio of operating expenses to average net assets . . . .      1.58%       1.57%       1.57%       1.57%        1.58%
  Ratio of net investment income to average net assets .  .      6.38%       6.84%       7.06%       7.44%        7.67%
  Number of units outstanding at end of year (thousands) .     20,250      17,211      14,245      13,135        9,457
  Portfolio turnover rate . . . . . . . . . . . . . . . . .        23%         21%         41%         33%          17%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                            1997           1996         1995          1994         1993
                                                               -------           ----         ----          ----         ----
  Total investment income . . . . . . . . . . . . . . . . .   $   .353       $   .379     $   .328      $   .318     $   .306
  Operating expenses . . . . . . . . . . . . . . . . . . . .      .071           .067         .063          .059         .058
                                                             ---------      ---------    ---------     ---------    ---------
  Net investment income . . . . . . . . . . . . . . . . . .       .282           .312         .265          .259         .248
  Unit Value at beginning of year . . . . . . . . . . . . .      5.234          5.050        4.400         4.498        4.150
  Net realized and change in unrealized gains (losses) . . .      .077          (.128)        .385         (.357)        .100
                                                             ---------       ---------   ---------     ---------    ---------
  Unit Value at end of year . .  . . . . . . . . . . . . . .   $ 5.593         $5.234      $ 5.050       $ 4.400      $ 4.498
                                                                ======          =====       ======        ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value  . . . . . . . . . . $     .36      $     .18          .65          (.10)         .35
  Ratio of operating expenses to average net assets . . . .       1.33%          1.33%        1.33%         1.33%        1.33%
  Ratio of net investment income to average net assets . . .      5.25%          6.12%        5.54%         5.87%        5.66%
  Number of units outstanding at end of year (thousands) .       7,683          8,549        9,325        10,694       12,489
  Portfolio turnover rate . . . . . . . . . . . . . . . . .        196%           176%         138%           27%          24%


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                           1992     *  1991        1990        1989         1988
                                                                 ----        ----        ----        ----         ----
  Total investment income . . . . . . . . . . . . . . . . .  $   .317    $   .304    $   .281    $   .270     $   .259
  Operating expenses . . . . . . . . . . . . . . . . . . . .     .050        .048        .040        .035         .037
                                                             --------   ---------   ---------   ---------    ---------
  Net investment income . . . . . . . . . . . . . . . . . .      .267        .256        .241        .235         .222
  Unit Value at beginning of year . . . . . . . . . . . . .     3.880       3.421       3.181       2.892        2.728
  Net realized and change in unrealized gains (losses) . . .     .003        .203       (.001)       .054        (.058)
                                                             --------    --------    --------   ---------     ---------
  Unit Value at end of year . .  . . . . . . . . . . . . . .  $ 4.150     $ 3.880     $ 3.421     $ 3.181      $ 2.892
                                                               ======      ======      ======      ======       ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value  . . . . . . . . . .      .27         .46         .24          29          .16
  Ratio of operating expenses to average net assets . . . .      1.33%       1.33%       1.33%       1.33%        1.33%
  Ratio of net investment income to average net assets . . .     6.61%       7.09%       7.31%       7.60%        7.82%
  Number of units outstanding at end of year (thousands) .     13,416      14,629      16,341      18,248       21,124
  Portfolio turnover rate . . . . . . . . . . . . . . . . .        23%         21%         41%         33%          17%


*   On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account
    QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

         Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

         Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                            INVESTMENT ALTERNATIVES

         The Investment Alternatives available in connection with the Variable Annuity Contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of the Separate Account can be changed without a vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

         The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

         Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

         Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

         Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

         The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

         It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

         The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

         It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

         The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

         Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

         The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

         Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

         TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

         Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

         Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

         The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account QB permit it to:

         1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                                 VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the Owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         The Participant's voting rights are set forth in the plan and the plans are qualified under Section 401(a) or 403(b) of the Code (Pension and Profit-Sharing). The Company will provide proxy materials to the Owner or will mail such materials directly to the Participants if requested by the Owner.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                                   MANAGEMENT

         The investments and administration of Accounts GIS and QB are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS and Account QB. The Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day-to-day operations of Account GIS, pursuant to a written agreement with TAMIC. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

         TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC's principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account QB, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, and domestic investment companies affiliated with The Travelers, and nonaffiliated companies.

         TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products, as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

         Prior to the sales charge deduction from the first Purchase Payments in a Contract Year, an annual administrative charge is deducted. (See "Annual Contract Charge,") A sales charge equal to 2% (2.04% of the amount invested) of the gross Purchase Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% (a maximum dollar amount of $1.00) of any applicable annual contract charge. Maximum and minimum payments which may be made on behalf of any Participant are set forth under the terms of each plan, and in accordance with the administrative rules of the Company.

         An Owner of a group Variable Annuity issued prior to the date of this Prospectus, and any Owner of an individual Variable Annuity funded in either Account GIS or Account QB, may exchange their old Variable Annuity for a Variable Annuity described in this Prospectus, provided the Owner is otherwise eligible for the purchase. The exchange will be executed at net asset value (i.e., with no sales or transfer charges).

         An Owner of a Flexible Premium Annuity Contract issued by the Company may transfer the Cash Surrender Value accumulated and available to the Owner under that contract to a Variable Annuity contract described in this Prospectus, provided the Owner is otherwise eligible.

         If a surrender charge under the Flexible Premium Annuity Contract is applicable to the Cash Value transferred, neither the sales charge normally applicable under the contract described in this Prospectus nor any transfer charge will be applied. If no surrender charge is applicable under the Flexible Premium Annuity Contract, there will be no transfer charge, but the sales charge normally applicable under the contract described in this Prospectus will be applied.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ANNUAL CONTRACT CHARGE

         There is a $50 annual contract charge assessed against each group contract. The annual contract charge will be deducted from the first gross Purchase Payment made in each Contract Year. If no gross Purchase Payment is made in a Contract Year, there is no annual contract charge for that year. The annual contract charge is set at a level no higher than the actual cost of administrative expenses.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

         TAMIC furnishes investment management and advisory services to Account GIS and Account QB, respectively, according to the terms of written agreements.

         TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For investment advisory services rendered to Account GIS, TAMIC receives an amount equivalent to the following:

                       Annual                                 Aggregate Net Asset
                       ------                                 -------------------
                 Management  Fee                              Value of the Account
                 ---------------                              --------------------
                     0.65%            of the first            $   500,000,000, plus
                     0.55%            of the next             $   500,000,000, plus
                     0.50%            of the next             $   500,000,000, plus
                     0.45%            of the next             $   500,000,000, plus
                     0.40%            of amounts over         $2,000,000,000

The advisory fees will be deducted on each valuation date.

         TIMCO furnishes sub-advisory services to Account GIS pursuant to a written agreement with TAMIC.

         For furnishing investment Sub-Advisory Services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

                       Annual                                 Aggregate Net Asset
                       ------                                 -------------------
                 Sub-Advisory Fee                             Value of the Account
                 ----------------                             --------------------
                     0.45%            of the first            $   700,000,000, plus
                     0.275%           of the next             $   300,000,000, plus
                     0.25%            of the next             $   500,000,000, plus
                     0.225%           of the next             $   500,000,000, plus
                     0.20%            of amounts over         $2,000,000,000

These fees are calculated daily and paid monthly.

MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of the Separate Accounts, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live.
This assures an Annuitant that neither his own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments he or she will receive under the contract, and relieves the Annuitant from the risk that he or she will outlive the funds which have been accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of the Separate Account, which charge consists of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

CHANGE OF CONTRACT

         The Company may, at any time, make any changes in the contract, including retroactive changes, to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

         Except as provided in the paragraph immediately above, no change may be made in the contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any Annuity Option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the deductions from Premium Payments, the Termination Amount (see "Termination by the Company and Termination Amount."), the calculation of the net investment rate and the Unit Value, and the Annuity Tables. Any change in the annuity tables will be applicable only to premiums received under the contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the annual contract charge) may be applicable either to all Owner's Accounts and Individual Accounts under the contract, to only the Owner's Accounts and Individual Accounts established after the change, or to only premiums received under the contract after the date of change as the Company declares at the time of change. The Company will give notice to the Owner at least 90 days before the date the change is to take effect.


                             THE VARIABLE ANNUITIES

         The group Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

         The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Special Terms.

GENERAL BENEFIT DESCRIPTION

         Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner or Participant, as provided in the plan, on the Participant's Annuity Commencement Date, if the Participant is then living. (See "Automatic Option.") The Owner or the Participant, as provided in the plan, may choose instead a number of alternative arrangements for benefit payments. If the Participant dies before a payout begins, the Company will pay to the Owner or beneficiary, as provided in the plan, the Participant's Interest. The Participant's Interest will be considered the Cash Value of the Participant's Individual Account unless the Company is otherwise instructed by the Owner.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

         No Purchase Payments after the first are required to keep the contract in effect. However, if the Cash Value in a Participant's Individual Account is less than $500 and no payment has been applied to the Participant's Individual Account for at least three years, the Company reserves the right to terminate the Participant's Individual Account and move the Cash Value of that Participant's Individual Account to the Owner's Account. If the plan does not allow for this movement to the Owner's Account, the Company will pay the Cash Value, adjusted for any applicable premium tax, to the Owner, or to that Participant at the direction of the Owner.

The Company reserves the right to terminate the contract on any Valuation Date if there is no Cash Value in any Participant's Individual Account and if the Cash Value of the Owner's Account, if any, is less than $500 and no payment has been made for at least three years. If the contract is terminated, the Company will pay to the Owner the Cash Value of the Owner's Account, if any, adjusted for any applicable premium tax.

Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner or the Participant, as provided in the plan, at the last known address and to any assignee of record.

BENEFIT IN THE EVENT OF TERMINATION OF A PARTICIPANT, THE PLAN OR THE CONTRACT

         In the event that, prior to the Annuity Commencement Date, the Participant terminates participation in the plan, the plan is terminated, or the contract is terminated, the Owner or that Participant, as provided in the plan with respect to that Participant's Interest, may elect:

         (a) if that Participant is at least 50 years of age, to have that Participant's Interest applied to provide an Annuity or Income Payment;

         (b) if the contract is continued, to have that Participant's Interest applied to continue as a paid-up deferred annuity for that Participant;

         (c) to have the Owner or that Participant, as provided in the plan, receive that Participant's Interest in cash;

         (d) to apply that Participant's Interest under the group contract, on the basis set forth by the Company at the time of the exchange with the same Separate Accounts as are available under the group contract; or

         (e) if that Participant becomes a Participant under another group contract of the same type which is in force with the Company, to transfer that Participant's Interest to that group contract.

         If the contract is continued, any Cash Value to which a terminating Participant is not entitled under the plan will be moved to the Owner's Account. If the contract is terminated, the Owner will receive the Cash Value of the Owner's Account.

         AUTOMATIC BENEFIT--In the event of termination, unless otherwise provided in the plan, a Participant's Interest will (1) if the contract is continued, be applied to continue as a paid-up deferred annuity in accordance with option (b), or (2) if the contract is terminated, be paid in cash to the Owner or that Participant as provided in the plan, in accordance with option
(c).

         ANNUITY PAYMENTS--Termination of this contract or the plan will not affect payments being made under any Annuity Option which has commenced prior to the date of termination.

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Investment Alternative and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")


                            ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

Each Purchase Payment will be applied by the Company to provide Accumulation Units to the credit of an Owner's Account or an Individual Account, as directed by or provided for in the plan. If the application for the contract is in good order, the Company will apply the initial Purchase Payment within two business days of receipt of the Purchase Payment in the mail at the Company's Home Office. If the application is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days. All Purchase Payments will initially be applied to the Owner's Account. Distributions to Individual Accounts will be allowed in accordance with the terms of "Distribution from One Account to Another Account."

NUMBER OF ACCUMULATION UNITS

         The number of Accumulation Units to be credited to an Owner's Account or an Individual Account in each Investment Alternative upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Investment Alternative by the current Accumulation Unit Value of that Investment Alternative.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit for each Investment Alternative was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

         Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of 0.0000363 for Account QB, and 0.0000398 for Account GIS for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to (i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by
(ii) the amount of the assets at the beginning of the Valuation Period.

         At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

         The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

         The Cash Value of an Owner's Account or an Individual Account on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that Owner's Account or Individual Account. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to an Owner's Account or an Individual Account in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

         Before the due date of a Participant's first Annuity Payment, upon receipt of a written request in proper form (including the appropriate countersignature of a Travelers agent), the Company will pay all or any portion of that Participant's Interest, adjusted for any applicable premium tax, to the Owner or the Participant, as provided in the plan. The Owner's Account may be surrendered for cash as provided in the plan without the consent of any Participant. The Company may defer payment of any Cash Surrender Value for a period of not more than seven days after the request in proper form is received in the mail at the Company's Home Office, but it is its intent to pay as soon as possible.

         The Cash Value may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax
Considerations.")

         The Cash Surrender Value of an Account is equal to the Cash Value less any applicable surrender charge or premium taxes incurred. (See "Surrender Charge.")

SURRENDER CHARGE

         If the Owner terminates an account, in whole or in part, while the contract remains in force, and the Cash Value of the terminated account is either to be paid in cash to the Owner or a Participant or to be transferred to any other funding vehicle, a surrender charge of 2% of any Cash Value surrendered during the first five contract years will be deducted from the terminating account. There is no surrender charge after the fifth contract year. A surrender charge will not be assessed if the Cash Value is payable under the terms of the Plan as a retirement benefit effected no earlier than five years prior to the Participant's normal retirement date, or as a death or disability benefit. The surrender charge will reimburse the Company only for its actual administrative costs in establishing group contracts.

         The use of a percentage surrender charge weighs disproportionately upon Participants with large dollar amounts in their accounts, and who surrender Cash Value during the first five contract years.

REINVESTMENT PRIVILEGE

         If an Owner or a Participant has surrendered his or her account, in whole or in part, in anticipation of investing in another tax-qualified investment medium, and has not previously exercised a reinvestment privilege as to any Separate Accounts described in this Prospectus, he or she may, if the proceeds have not lost their tax-qualified status under the Code, reinvest the proceeds in the Separate Accounts. Amounts will be reinvested at the Accumulation Unit Value (without a sales charge) next calculated after the payment is received in the mail by the Company. The reinvestment must be made within 30 days after the date of the redemption. Before an Owner or a Participant surrenders his or her account, in whole or in part, he or she should consult his or her tax adviser to be sure that the proceeds will retain their tax-qualified status.

TRANSFER BETWEEN SEPARATE ACCOUNTS

         At any time up to 30 days before the due date of a Participant's first Annuity Payment, upon written request to the Company by the Owner or the Participant, as provided in the plan, all or any part of the Cash Value in an Individual Account may be transferred from one Separate Account to any other Separate Account described in this

Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers in an Owner's Account or an Individual Account to less than one in any six-month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner or the Participant, as provided in the plan, at its Home Office. There is currently no Separate Account transfer charge. Once a Participant's Annuity Payments begin, no further transfers in the Participant's Individual Account may be made between the Separate Accounts.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

         The Owner may, as provided in the plan, distribute Cash Value from the Owner's Account to one or more Individual Accounts. There is currently no account distribution charge.

         No distribution will be allowed between Individual Accounts.

         The Owner may, as required and provided in the plan, move Cash Value from any or all Individual Accounts to the Owner's Account without a charge.


                               PAYOUT PROVISIONS

GENERAL

         Annuity Payments for a particular Participant will ordinarily begin on that Participant's Annuity Commencement Date as stated in the Participant's Certificate. However, a later Annuity Commencement Date may be elected. This Annuity Commencement Date must be before the Participant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that the Annuitant commence certain minimum distribution payments from pension and profit-sharing plans after the Participant reaches the age of 70 1/2, and that certain patterns of payment be commenced or continued after the death of the Annuitant. A number of payout options are available (see "Annuity Options" and "Income Options.").

SEPARATE ACCOUNT ALLOCATION

         When Annuity Payments commence, the accumulated value in each Separate Account will be applied to provide an Annuitant with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," Cash Value may be transferred from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

         The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

         The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Participant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

         The dollar value of an Annuity Unit for each Investment Alternative was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the Annuity Unit Value for an Investment Alternative as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

         The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

         The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Investment Alternative by the Investment Alternative's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

         The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of the applicable Investment Alternative. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Investment Alternative by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

         Subject to conditions described in "Election of Options" and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on that Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of that Participant, may be paid under one or more of the Annuity Options described below.

         AUTOMATIC OPTION--Unless otherwise specified in the plan and if no election has been made, and if the Participant is living and has a spouse, the Company will, on that Participant's Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant as the primary payee and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

         OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment preceding death since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

         OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED:
The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

         OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

         OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

         OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

         OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

         Instead of the Annuity Options described above, and subject to the conditions described under "Election of Options," and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on the Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of the Participant, may be paid under one or more of the Income Options described below.

         OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

         OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

         OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. This

Option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70 1/2.

         The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period.

         While Income Options do not directly involve mortality risks for the Company, a Contract Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner or the Participant, as provided in the plan, makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

         Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Participant must be made by the Owner or the Participant, as provided in the plan. The terms of the options elected by some Participants or beneficiaries may be restricted to meet the requirements of Section 401(a)(9) of the Internal Revenue Code. If, at the death of a Participant, there is no election in effect for that Participant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, Purchase Payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the Participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump-sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump-sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to
Section 3405 of the Code. The application of this provision is summarized below.

         1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

             There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

             (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

             (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

             (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

             A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

         2.  OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

             To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.


         3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

             The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, Participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas. The contracts may be purchased from agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is a registered broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to Distribution and Underwriting Agreements to which Accounts GIS and Account QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

         Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

         Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.


                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                            YEAR  2000 REQUIREMENTS

         Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

         The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.


                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate Accounts, the Principal Underwriter or the Company.

         Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                                   APPENDIX A

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

         Description of The Travelers and the Separate Accounts
             The Insurance Company
             The Separate Accounts
         Investment Objectives and Policies
           The Travelers Growth and Income Stock Accounts for Variable Annuities
             The Travelers Quality Bond Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
           Available to the Separate Accounts
             Writing Covered Call Options
             Buying Put and Call Options
             Futures Contracts
             Money Market Instruments
         Investment Management and Advisory Services
             Advisory and Subadvisory Fees
             TAMIC
             TIMCO
         Valuation of Assets
         Management
         The Board of Managers
         Distribution and Management Services
         Securities Custodian
         Independent Accountants
         Financial Statements
__ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __ __

Copies of the Statement of Additional Information dated May 1, 1998 (Form No. L-11162S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030.

Name:
      ----------------------------------------------------------------------

Address:
         -------------------------------------------------------------------

         -------------------------------------------------------------------

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                      AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs





L-11162                                                       TIC   Ed. 5-98
                                                              Printed in U.S.A.

--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

-------------------------------------------------------------------------------

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   issued by

                        THE TRAVELERS INSURANCE COMPANY
                 One Tower Square, Hartford, Connecticut  06183
                            Telephone: 860-277-0111


The basic purpose of the variable annuity contract described in this Prospectus is to provide lifetime annuity payments which will vary with the investment performance of one or more Separate Accounts. The contracts described in this Prospectus are available for use by purchasers who previously held individual nonqualified contracts issued by The Travelers Insurance Company ("Company") and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts (Contract Numbers VG-30 and LVA-10FB) and who exchanged such contracts in 1993 for the contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing contracts.

The Separate Accounts available for funding the variable annuities described in this Prospectus have different investment objectives. The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market instruments and publicly traded debt securities. The Contract Owner bears the investment risk.

This Prospectus sets forth concisely the information about the Separate Accounts that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention:
Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in Appendix A of this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    iii

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     iv

FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    vii

CONDENSED FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .    C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . .      1
  The Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
  The Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
  General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

INVESTMENT ALTERNATIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS)  . . . . . . . . . . . . . . . . . . . . .      1
  Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
  Fundamental Investment Policies . . . . . . . . . . . . . . . . . . . . . . .      3

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT QB) . . . . . . . . . . . . . . . . . . . . . .      3
  Investment Objective  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
  Fundamental Investment Policies . . . . . . . . . . . . . . . . . . . . . . .      5

VOTING RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

CHARGES AND DEDUCTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Deductions from Purchase Payments . . . . . . . . . . . . . . . . . . . . .      6
    Premium Tax . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Minimum Death Benefit and Minimum Accumulated Value Benefit Charge  . . . .      6
    Insurance Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
    Investment Advisory and Sub-Advisory Fees . . . . . . . . . . . . . . . . .      7

THE VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
    General Benefit Description . . . . . . . . . . . . . . . . . . . . . . . .      7
    Termination by the Company and Termination Amount . . . . . . . . . . . . .      8
    Deferred Maturity Option  . . . . . . . . . . . . . . . . . . . . . . . . .      8
    Suspension of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .      8
    Required Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
    Federal and State Income Tax Withholding  . . . . . . . . . . . . . . . . .      9

ACCUMULATION PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Application of Purchase Payments  . . . . . . . . . . . . . . . . . . . . .      9
    Number of Accumulation Units  . . . . . . . . . . . . . . . . . . . . . . .      9
    Accumulation Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . .      9
    Net Investment Rate and Net Investment Factor . . . . . . . . . . . . . . .      9
    Cash Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Cash Surrender (Redemption) or Withdrawal Value . . . . . . . . . . . . . .     10
    Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
    Minimum Accumulated Value Benefit Upon Election of an Annuity-Account QB  .     11
    Right to Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
    Transfer Between Separate Accounts  . . . . . . . . . . . . . . . . . . . .     11

PAYOUT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
    Separate Account Allocation . . . . . . . . . . . . . . . . . . . . . . . .     11

    Determination of First Payment  . . . . . . . . . . . . . . . . . . . . . .     12
    Annuity Unit Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Number of Annuity Units . . . . . . . . . . . . . . . . . . . . . . . . . .     12
    Determination of Second and Subsequent Payments . . . . . . . . . . . . . .     12
    Annuity Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
    Income Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
    Election of Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14

FEDERAL TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Nonqualified Annuities  . . . . . . . . . . . . . . . . . . . . . . . . . .     15
    Federal Income Tax Withholding  . . . . . . . . . . . . . . . . . . . . . .     15
    Tax Advice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS  . . . . . . . . . . . . . . . . . .     16

STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

YEAR 2000 REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

LEGAL PROCEEDINGS AND OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . .     17

APPENDIX A - Contents of the Statement of Additional Information  . . . . . . .     18

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE (REDEMPTION VALUE): the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits, and the provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

MATURITY DATE: the date on which the first Annuity Payment is to begin.

MINIMUM ACCUMULATED VALUE BENEFIT: the minimum amount applied to effect an Annuity with respect to amounts allocated to Account QB.

 MINIMUM DEATH BENEFIT: the minimum amount payable upon the death of an Annuitant before Annuity or Income Payments begin.

NET PURCHASE PAYMENT: the amount applied to the purchase of Accumulation Units, which is equal to the purchase payment less deductions for sales expenses and any applicable premium taxes.

OWNER: a person having rights to benefits under the contract during the lifetime of the Annuitant; the owner may or may not be the Annuitant.

PURCHASE PAYMENT: a gross amount paid to the Company under a variable annuity contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

There are eligibility requirements for purchasers described elsewhere in this Prospectus. This Prospectus does not constitute a solicitation of an offer to acquire any interest or participation in the Variable Annuity described in this Prospectus to any person who is ineligible for purchase.

                                    SUMMARY

INTRODUCTION

This Prospectus describes an individual flexible premium variable annuity Contract offered by The Travelers Insurance Company (the "Company"). The Contract is available for use by individual non-qualified purchasers who previously held individual contracts issued by the Company and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts and who exchanged such contracts in 1993 for the Contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. A contract may be returned within ten days of purchase. The applicant bears the investment risk during the period. (See "Right to Return.")

INVESTMENT ALTERNATIVES

There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein: Account GIS and Account QB. Both Accounts are registered with the SEC as diversified open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The basic investment objectives of these separate accounts are as follows:
Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; and Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Investment Alternatives will be achieved. (For a complete discussion of the investment objectives and policies for these funds, please refer to the "Investment Alternatives" section beginning on page 1.)

RISK FACTORS

The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issuer. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

INVESTMENT ADVISORY SERVICES

Travelers Asset Management International Corporation ("TAMIC") furnishes such services to Account QB and Account GIS, according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net asset value of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%. In addition, Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day-to-day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

SALES CHARGES

Prior to the Maturity Date, all or part of the contract value may be withdrawn. (See "Cash Surrender (Redemption) or Withdrawal Value.") A federal tax penalty may apply. This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum purchase payment under this contract.

OTHER CHARGES

Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. The 1.0017% insurance charge is comprised of 0.8500% for mortality risks and 0.1517% for expense risks. (See "Insurance Charge.")

ANNUITY PAYMENTS

At the Maturity Date, the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives. Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

OTHER PROVISIONS

If the Annuitant dies before Annuity or Income Payments begin, the death benefit is the larger of the Cash Value less any premium tax, or Premium Payments less prior surrenders. There is no charge for the Minimum Death Benefit. (See "Death Benefit", and "Charges and Deductions.")

After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period. There is no charge for the Minimum Accumulated Value Benefit. (See "Minimum Accumulated Value Benefit" and "Charges and Deductions.")

Purchasers have certain voting rights under the contracts. (See "Voting Rights.") The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

                                   FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)

         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)


                                                                   GIS             QB
                                                                  -----           ----
CONTRACT OWNER TRANSACTION EXPENSES
  Sales Charge for Additional Purchase Payments*                   4.00%          4.00%
ANNUAL EXPENSES (as a percentage of average net assets)
  Mortality and Expense Risk Fees                                  1.00%          1.00%
  Management Fees                                                  0.62%**        0.32%
  TOTAL ANNUAL EXPENSES                                            1.62%          1.32%


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For additional purchase payments made into the Contract subsequent to the Exchange Offer (4% Sales Charge applies), whether or not you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                                       GIS              QB
                                                      -----            ---

                 1 year                               $  56          $  53

                 3 years                              $  89          $  80

                 5 years                              $ 125          $ 110

                 10 years                             $ 224          $ 193



The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes which may be applicable.


  * This Contract is not available for new sales; however, additional purchase payments may be made by purchasers who own existing contracts.

 **    Based upon Management Fee Scale as approved by Shareholders on April
       27, 1998.

                        CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are also contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                    1997      1996     1995     1994     1993     1992      1991     1990     1989     1988
                                          ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
 Total investment income  . . . . .    $  .228   $  .212  $  .205  $  .189  $  .184  $  .188   $  .198  $  .192  $  .191  $  .168
 Operating expenses . . . . . . . .       .228      .175     .140     .115     .106     .098      .091     .079     .095     .071
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Net investment income  . . . . . .       .000      .037     .065     .074     .078     .090      .107     .113     .096     .097
 Unit Value at beginning of year  .     11.371     9.369    6.917    7.007    6.507    6.447     5.048    5.295    4.191    3.601
 Net realized and change in unrealized
  gains (losses) .  . . . . . . . .      3.584     1.965    2.387    (.164)    .422    (.030)    1.292    (.360)   1.008     .493
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Unit Value at end of year  . . . .    $14.955   $11.371  $ 9.369  $ 6.917  $ 7.007  $ 6.507   $ 6.447  $ 5.048  $ 5.295  $ 4.191
                                       =======   =======  =======  =======  =======  =======   =======  =======  =======  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit
  value . . . . . . . . . . . . . .    $  3.58   $  2.00     2.45     (.09)     .50      .06      1.40     (.25)    1.10      .59
 Ratio of operating expenses to
  average net assets  . . . . . . .       1.70%     1.70%    1.70%    1.65%    1.57%    1.58%     1.58%    1.57%    1.58%    1.58%
 Ratio of net investment income
  to average net assets . . . . . .        .00%      .36%     .79%    1.05%    1.15%    1.43%     1.86%    2.25%    2.33%    2.60%
 Number of units outstanding
  at end of year (thousands)  . . .     29,545    27,578   26,688   26,692   28,497   29,661    26,235   19,634   15,707   12,173
 Portfolio turnover rate  . . . . .         64%       85%      96%     103%      81%     189%      319%      54%      27%      38%
 Average Commission Rate Paid*  . .    $  .051   $  .047      ---       --       --       --        --       --       --       --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                    1997      1996     1995     1994     1993     1992      1991     1990     1989     1988
                                          ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
 Total investment income  . . . . .    $  .233      .216     .208  $  .192  $  .189  $  .192   $  .201  $  .199  $  .191  $  .168
 Operating expenses . . . . . . . .       .201      .154     .123     .100     .092     .085      .077     .069     .066     .053
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Net investment income  . . . . . .       .032      .062     .085     .092     .097     .107      .124     .130     .125     .115
 Unit Value at beginning of year  .     11.763     9.668    7.120    7.194    6.664    6.587     5.145    5.383    4.250    3.642
 Net realized and change in
  unrealized gains (losses) . . . .      3.715     2.033    2.463    (.166)    .433    (.030)    1.318    (.368)   1.008     .493
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Unit Value at end of year  . . . .    $15.510   $11.763  $ 9.668  $ 7.120  $ 7.194  $ 6.664   $ 6.587  $ 5.145  $ 5.383  $ 4.250
                                       =======   =======  =======  =======  =======  =======   =======  =======  =======  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit
  value . . . . . . . . . . . . . .    $  3.75   $  2.10     2.55     (.07)     .53      .08      1.44     (.24)    1.13      .61
 Ratio of operating expenses to
  average net assets  . . . . . . .       1.45%     1.45%    1.45%    1.41%    1.33%    1.33%     1.33%    1.33%    1.33%    1.33%
 Ratio of net investment income
  to average net assets . . . . . .        .24%      .60%    1.02%    1.30%    1.40%    1.67%     2.11%    2.50%    2.56%    2.85%
 Number of units outstanding at
  end of year (thousands) . . . . .     15,194    16,554   17,896   19,557   21,841   22,516    24,868   28,053   31,326   35,633
 Portfolio turnover rate  . . . . .         64%       85%      96%     103%      81%     189%      319%      54%      27%      38%
 Average Commission Rate Paid*  . .    $  .051   $  .047       --       --       --       --        --       --       --       --

* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.

                        CONDENSED FINANCIAL INFORMATION

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
  Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                    1997      1996     1995     1994     1993     1992   *  1991     1990     1989     1988
                                          ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
 Total investment income  . . . . .    $  .342   $  .368  $  .319  $  .310  $  .299  $  .311   $  .299  $  .277  $  .270  $  .259
 Operating expenses . . . . . . . .       .082      .078     .073     .069     .067     .061      .056     .048     .047     .046
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Net investment income  . . . . . .       .260      .290     .246     .241     .232     .250      .243     .229     .223     .213
 Unit Value at beginning of year  .      5.060     4.894    4.274    4.381    4.052    3.799     3.357    3.129    2.852    2.697
 Net realized and change in
  unrealized gains (losses) . . . .       .073     (.124)    .374    (.348)    .097     .003      .199    (.001)    .054    (.058)
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Unit Value at end of year  . . . .    $ 5.393   $ 5.060  $ 4.894  $ 4.274  $ 4.381  $ 4.052   $ 3.799  $ 3.357  $ 3.129  $ 2.852
                                       =======   =======  =======  =======  =======  =======   =======  =======  =======  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in
  unit value  . . . . . . . . . . .    $   .33   $   .17      .62     (.11)     .33      .25       .44      .23      .28      .16
 Ratio of operating expenses to
  average net assets  . . . . . . .       1.57%     1.57%    1.57%    1.57%    1.57%    1.58%     1.57%    1.57%    1.57%    1.58%
 Ratio of net investment income
  to average net assets . . . . . .       5.00%     5.87%    5.29%    5.62%    5.41%    6.38%     6.84%    7.06%    7.44%    7.67%
 Number of units outstanding at
  end of year (thousands) . . . . .     21,521    24,804   27,066   27,033   28,472   20,250    17,211   14,245   13,135    9,457
 Portfolio turnover rate  . . . . .        196%      176%     138%      27%      24%      23%       21%      41%      33%      17%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                    1997      1996     1995     1994     1993     1992   *  1991     1990     1989     1988
                                          ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
 Total investment income  . . . . .    $  .353   $  .379  $  .328  $  .318  $  .306  $  .317   $  .304  $  .281  $  .270  $  .259
 Operating expenses . . . . . . . .       .071      .067     .063     .059     .058     .050      .048     .040     .035     .037
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Net investment income  . . . . . .       .282      .312     .265     .259     .248     .267      .256     .241     .235     .222
 Unit Value at beginning of year  .      5.234     5.050    4.400    4.498    4.150    3.880     3.421    3.181    2.892    2.728
 Net realized and change in
  unrealized gains (losses) . . . .       .077     (.128)    .385    (.357)    .100     .003      .203    (.001)    .054    (.058)
                                       -------   -------  -------  -------  -------  -------   -------  -------  -------  -------
 Unit Value at end of year  . . . .    $ 5.593   $ 5.234  $ 5.050  $ 4.400  $ 4.498  $ 4.150   $ 3.880  $ 3.421  $ 3.181  $ 2.892
                                       =======   =======  =======  =======  =======  =======   =======  =======  =======  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in
  unit value  . . . . . . . . . . .    $   .36   $   .18      .65     (.10)     .35      .27       .46      .24       29      .16
 Ratio of operating expenses
  to average net assets . . . . . .       1.33%     1.33%    1.33%    1.33%    1.33%    1.33%     1.33%    1.33%    1.33%    1.33%
 Ratio of net investment income
  to average net assets . . . . . .       5.25%     6.12%    5.54%    5.87%    5.66%    6.61%     7.09%    7.31%    7.60%    7.82%
 Number of units outstanding
  at end of year (thousands)  . . .      7,683     8,549    9,325   10,694   12,489   13,416    14,629   16,341   18,248   21,124
 Portfolio turnover rate  . . . . .        196%      176%     138%      27%      24%      23%       21%      41%      33%      17%


*    On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account
     QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus is registered with the SEC under the 1940 Act and will comply with the provisions 1940 Act, and meets the definition of a separate account under the federal securities laws. Additionally, the operations of each of the Separate Accounts are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                            INVESTMENT ALTERNATIVES

The Investment Alternatives available in connection with the Variable Annuity contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other-than-equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used rather than the average maturity.) Investment in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment. The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account QB's assets will be invested in any one industry.

The portfolio will be actively managed and investments may be sold prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments that Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

Account QB may from time to time purchase new-issue government or agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of Account QB to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase when-issued securities may be viewed as a senior security, and will be marked to market and reflected in Account QB's Accumulation Unit Value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. Account QB does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Account QB will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Account QB does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Account QB commits to purchase a when-issued security, it will identify and place in a segregated account high grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to Account QB. However, this practice does entail certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, Account QB would endure a loss (gain) equal to the price appreciation (depreciation) in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

Account QB may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities. Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Account QB will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. At no time will Account QB's transactions in futures contracts be employed for speculative purposes. When a futures contract is purchased, Account QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

All interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account QB will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3. purchase interests in real estate represented by securities for which there is an established market;

4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                                 VOTING RIGHTS

Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies or other policies relative to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent accountants for the account;
(v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Owner may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract, divided by (ii) the value of an Accumulation Unit. During the annuity period, an Owner's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts than the Variable Annuity contracts described in this Prospectus; votes attributable to such other annuities are computed in an analogous manner.

Votes for which Annuitants were entitled to instruct the Owner, but for which the Owner has received no instructions, will be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

On the death of the Annuitant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                                   MANAGEMENT

The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Accounts GIS and QB. The Travelers

Investment Management Company ("TIMCO") provides sub-advisory services to Account GIS in connection with the day-to-day operations of the Account. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Accounts GIS and QB. TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable universal life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, domestic investment companies affiliated with The Travelers, and nonaffiliated companies.

TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TIMCO acts as investment adviser and subadviser for other investment companies used to fund variable annuity and variable life insurance products; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.


                             CHARGES AND DEDUCTIONS

Charges under variable annuity contracts offered by this Prospectus are assessed in two ways: as deductions from purchase payments for sales expenses and applicable premium taxes, and as charges to the Separate Accounts for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM PURCHASE PAYMENTS

This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum Purchase Payment under this contract.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

MINIMUM DEATH BENEFIT AND MINIMUM ACCUMULATED VALUE BENEFIT CHARGE

There is no charge for the Minimum Death Benefit and the Minimum Accumulated Value Benefit. (See "Death Benefit" and "Minimum Accumulated Value Benefit.")

INSURANCE CHARGE

There is an insurance charge against the assets of each Separate Account to cover the mortality and expense risks associated with guarantees which the Company provides under the Variable Annuity contracts. This charge, on an annual basis, is 1.0017% of the Separate Account value and is deducted on each Valuation Date at the rate of 0.00363% for each day in the Valuation Period.

The mortality risk assumed by the Company under the contract assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments which will be paid under the contract and relieves the Owner from the risk that the Annuitant will outlive the funds which have been accumulated for retirement.

With respect to amounts which are not applied to provide an annuity (i.e., amounts which are surrendered for cash or which have been paid as Income Payments), the Company bears no mortality risk and amounts previously charged to cover this risk are of no benefit to the Owner.

The Company also assumes the risk that the charges under the contracts, which cannot be increased during the duration of the contract, will be insufficient to cover actual costs. The Company does not, however, project any deficiency in the amount of the sales load.

If the amount deducted for these mortality and expense risks is not sufficient to cover actual mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the insurance charge.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

TAMIC furnishes investment management and advisory services to Account GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:


                   Annual                                 Aggregate Net Asset
                   ------                                 -------------------
             Management  Fee                              Value of the Account
             ---------------                              --------------------

                 0.65%            of the first            $   500,000,000, plus
                 0.55%            of the next             $   500,000,000, plus
                 0.50%            of the next             $   500,000,000, plus
                 0.45%            of the next             $   500,000,000, plus
                 0.40%            of amounts over         $ 2,000,000,000

TIMCO provides sub-advisory services to Account GIS in connection with the day to day operations of the Account.

         For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

                   Annual                                 Aggregate Net Asset
                   ------                                 -------------------
             Sub-Advisory Fee                             Value of the Account
             ----------------                             --------------------

                 0.45%            of the first            $   700,000,000, plus
                 0.275%           of the next             $   300,000,000, plus
                 0.25%            of the next             $   500,000,000, plus
                 0.225%           of the next             $   500,000,000, plus
                 0.20%            of amounts over         $ 2,000,000,000

These fees are calculated daily and paid monthly.

                             THE VARIABLE ANNUITIES

The individual Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Glossary of Special Terms.

GENERAL BENEFIT DESCRIPTION

Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner on the Maturity Date, if the Annuitant is then living. (See "Automatic Option.") The Owner may choose instead a number of alternative arrangements for benefit payments. If the Annuitant dies before a payout begins, the Company will pay a death benefit under the Contract (see "Death Benefit."). After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period (see "Minimum Accumulated Value Benefit").

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

No Purchase Payments after the first are required to keep the contract in effect. However, the Company reserves the right to terminate the contract on any Valuation Date if the Cash Value as of that date is less than $500 and purchase payments have not been paid for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner at the last known address and to any assignee of record. If the contract is terminated, the Company will pay to the Owner the Cash Value of the contract, if any, less any applicable premium tax not previously deducted.

DEFERRED MATURITY OPTION

Up to 30 days before the Maturity Date, the Owner may request (in writing) a Deferred Maturity Date. The same terms and conditions applicable to the contract before the Maturity Date will continue to the Deferred Maturity Date. If the Annuitant dies before the Deferred Maturity Date, the Company will pay the Cash Value to the beneficiary. The Deferred Maturity Date may be any time before the Annuitant's 70th birthday, or, with the consent of the Company, any later date. (See "Federal Tax Considerations.") If the Annuitant is living on the Deferred Maturity Date, the annuity will be payable, unless otherwise elected, under the same terms and conditions as the annuity that would have been payable at the Maturity Date had a Deferred Maturity Date not been elected. The amount of the Annuity Payment will be determined as described in "Annuity Options."

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Separate Account and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")


                            ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

If the application for the contract is in good order, the first net Purchase Payment (the Purchase Payment after deduction of sales charges and any applicable premium tax) will be applied by the Company to provide Accumulation Units to the credit of the contract as of the valuation next following receipt of the Purchase Payment in the mail at the Company's Home Office, or on the date indicated by the applicant in the application for the contract, if later. If the application for the contract is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payments until the application is complete. Once the application is complete, the net Purchase Payment will be applied within two business days. Any net Purchase Payment after the first will be applied as of the valuation next following its receipt in the mail at the Company's Home Office.

The net Purchase Payment will be allocated to the Separate Account in the proportion specified in the application for the contract or as directed by the Owner from time to time. The Owner may allocate all or part of each net Purchase Payment to any Separate Account described in this Prospectus.

NUMBER OF ACCUMULATION UNITS

The number of Accumulation Units to be credited to a contract in each Separate Account upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Separate Account by the current Accumulation Unit Value of that Separate Account.

ACCUMULATION UNIT VALUE

The dollar value of an Accumulation Unit for each Separate Account was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS, for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to (i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

The Cash Value of the contract on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that contract. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to the contract in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

Before the due date of the first Annuity Payment, upon receipt of a written request, the Company will pay all or any portion of the Cash Value, adjusted for any applicable premium tax, to the Owner. The Company may defer payment of any Cash Value for a period of not more than seven days after the request is received in the mail at its Home Office, but it is its intent to pay as soon as possible.

The amount of the Cash Value received may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax Considerations.")

DEATH BENEFIT

If the Annuitant dies before Annuity or Income Payments begin, the Company will pay to the beneficiary the greater of (a) the Cash Value of the contract as of the date it receives proof of death at its Home Office, less any premium tax incurred, or (b) the total Purchase Payments made under the contract, less prior surrenders or outstanding cash loans.

MINIMUM ACCUMULATED VALUE BENEFIT UPON ELECTION OF AN ANNUITY--ACCOUNT QB

If an Annuity Option is elected after the tenth Contract Year, the amount applied under an Annuity Option while there is Cash Value which has not been applied to effect any Annuity or Income Options will not be less than the following:

1. the sum of all net premiums allocated to Account QB under the contract, plus

2.     the sum of all amounts transferred into Account QB, minus

3.     the sum of all amounts transferred out of Account QB, minus

4. any partial surrenders (whether paid in one sum or applied as an Annuity or Income Option), minus

5. the value of Accumulation Units credited to this contract in Account QB which are not applied to effect the Annuity.

This benefit is not available on contracts issued in California.

RIGHT TO RETURN

During the ten days following the delivery of the contract to the applicant, the applicant may return the contract to the Company by mail or in person, if for any reason the applicant has changed his or her mind. On return of the contract, the Company will pay to the applicant the Cash Value determined as of the Valuation Date next following receipt of the written request at the Company's Home Office (or any other office which the Company may designate) plus an amount equal to the difference between the Purchase Payment paid for the contract and the Net Purchase Payment. The applicant bears the investment risk during this period.

TRANSFER BETWEEN SEPARATE ACCOUNTS

At any time up to 30 days before the due date of the first Annuity Payment, the Owner may, upon written request to the Company, transfer all or any part of the Cash Value of the contract from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers to less than one in any six month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account to which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner at its Home Office. There is currently no Separate Account transfer charge. Once Annuity Payments begin, no further transfers may be made between the Separate Accounts.


                               PAYOUT PROVISIONS

SEPARATE ACCOUNT ALLOCATION

When Annuity Payments begin, the accumulated value in each Separate Account will be applied to provide an Annuity with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," the Owner may elect to transfer Cash Value from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an Annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. (When permitted by state law, the Company may allow the contract owner to elect an assumed net investment rate other than the 3.5% specified in the contract. In that event, the first monthly payment would differ from that shown in the contract. A higher interest rate assumption would mean a higher initial payment but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.) The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

The dollar value of an Annuity Unit for each Separate Account was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

Specifically, the Annuity Unit Value for a Separate Account as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period.
(For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Separate Account by the Separate Account's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of either or both of the Separate Accounts. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Separate Account by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

Subject to conditions in "Election of Options," all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary upon the death of the Annuitant, may be paid under one or more of the Annuity Options below.

AUTOMATIC OPTION--Unless otherwise specified in the application or the plan and if no election has been made, if the Annuitant is then living on the Maturity Date, the Company will pay to the Owner the first of a series of Annuity Payments based on the life of the Annuitant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the Annuity began.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6--OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Subject to the conditions described under "Election of Options" below, all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary on the death of the Annuitant, may be paid under one or more of the income options described below.

OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The first monthly payment will be paid from each Separate Account in the same proportion that the respective Cash Values bear to the total Cash Value applied as of fourteen days before the first payment is due. The second and subsequent payments from each Separate Account will be the same as the first payment under this option. The final payment will include any amount insufficient to make another full payment.

OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.")

The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period. While Income Options do not directly involve mortality risks for the Company, an Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income
Payments have been received under an Income Option. Before an Owner makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Owner of the contract. The terms of the options elected by some beneficiaries may be restricted to meet the qualification requirements of
Section 72(s) of the Internal Revenue Code. If, at the death of the Annuitant, there is no election in effect for that Annuitant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount.
If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.

                           FEDERAL TAX CONSIDERATIONS

GENERAL

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions.

NONQUALIFIED ANNUITIES

Individuals may purchase tax-deferred annuities without tax law funding limits. The Purchase Payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of an Owner when that Owner transfers the contract without adequate consideration.

The federal tax law requires nonqualified annuity contracts issued on or after January 19, 1985 to meet minimum mandatory distribution requirements upon the death of the Contract Owner. Failure to meet these requirements will cause the succeeding Contract Owner or beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends upon whether an Annuity Option is elected or whether the succeeding Owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules.

If two or more nonqualified annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before annuitization of a contract will generally be taxed on an income-first basis to the extent of income in the contract. Certain pre-August 14, 1982 deposits into a nonqualified annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the Cash Value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash withdrawal under the tax law.

With certain exceptions, the law will impose an additional tax if a Contract Owner makes a withdrawal of any amount under the contract which is allocable to an investment made after August 13, 1982. The amount of the additional tax will be 10% of the amount includable in income by the Contract Owner because of the withdrawal. The additional tax will not be imposed if the amount is received on or after the Contract Owner reaches the age of 59 1/2, or if the amount is one of a series of substantially equal periodic payments made for life or life expectancy of the taxpayer. The additional tax will not be imposed if the withdrawal or partial surrender follows the death or disability of the Contract Owner.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1.     NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

       The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

       The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico, and the Bahamas. The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity insurance contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Accounts GIS and QB, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

Agents will be compensated for sales of the Contracts on a commission and service fee basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

From time to time the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

                                STATE REGULATION

The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.



                        YEAR 2000 REQUIREMENTS

       Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

        The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



                         LEGAL PROCEEDINGS AND OPINIONS

There are no pending material legal proceedings affecting the Separate Accounts, the Principal Underwriter or the Company.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                                   APPENDIX A

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information and financial statements relating to the Separate Accounts and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts
       The Insurance Company
       The Separate Accounts

Investment Objectives and Policies
       The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities

Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
       Writing Covered Call Options
       Buying Put and Call Options
       Futures Contracts
       Money Market Instruments

Investment Management and Advisory Services
       Advisory and Subadvisory Fees
       TAMIC
       TIMCO

Valuation of Assets
The Board of Managers
Distribution and Management Services
Securities Custodian
Independent Accountants
Financial Statements



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COPIES OF THE SAI DATED MAY 1, 1998 (FORM NO. L11895S), ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE ABOVE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


Name:
     -------------------------------------------------------------
Address:
        ----------------------------------------------------------

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                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                      AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                              Individual Purchases
















L-11895                                                        TIC   Ed. 5-98
                                                               Printed in U.S.A.

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      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

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                        GROUP VARIABLE ANNUITY CONTRACTS

                                   issued by

                        THE TRAVELERS INSURANCE COMPANY

                 One Tower Square, Hartford, Connecticut 06183
                            Telephone: 860-277-0111


         The group Variable Annuities described in this Prospectus are available only for use in connection with: (1) pension and profit-sharing plans qualified under Section 401(a) or Section 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) annuity purchase plans adopted by public educational organizations and certain tax exempt organizations pursuant to Section 403(b) of the Code.

         The basic investment objective of The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks.

         This Prospectus sets forth concisely the information about Account GIS that you should know before investing. Please read it and retain it for future reference. Additional information about Account GIS is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in the Appendix of this Prospectus.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                   THE DATE OF THIS PROSPECTUS IS MAY 1, 1998

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     iii
SUMMARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       v
FEE TABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . . .     vii
CONDENSED FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     C-1
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT. . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    The Insurance Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    The Separate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . .       1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    Investment Objective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1
    Fundamental Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2
MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
CHARGES AND DEDUCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
    Deductions from Contributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
    Investment Advisory and Sub-Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4
    Mortality and Expense Risks. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5
    Premium Tax. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5

THE VARIABLE ANNUITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
    Modification of the Variable Annuity Contract by the Company . . . . . . . . . . . . . . . . . . . . . .       6
    Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
    Suspension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       6
    Suspension of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Required Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7

ACCUMULATION PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Crediting Accumulation Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Valuation of a Participant's Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Accumulation Unit Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7
    Net Investment Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
    Death Benefit during Accumulation Period (Minimum Death Benefit) . . . . . . . . . . . . . . . . . . . .       8
    Termination (Redemption) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8

PAYOUT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9
    Electing the Annuity Commencement Date and Form of Annuity . . . . . . . . . . . . . . . . . . . . . . .       9
    Annuity Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10
    Annuity Unit Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
    Determination of First Annuity Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11
    Determination of Second and Subsequent Annuity Payments  . . . . . . . . . . . . . . . . . . . . . . . .      12

FEDERAL TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
    General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
    Section 403(b) Plans and Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      12
    Qualified Pension and Profit-Sharing Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
    The Employee Retirement Income Security Act of 1974. . . . . . . . . . . . . . . . . . . . . . . . . . .      13
    Federal Income Tax Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
    Tax Advice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15

VOTING RIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      15
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
YEAR 2000 REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
LEGAL PROCEEDINGS AND OPINIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      17
APPENDIX - Contents of the Statement of Additional Information . . . . . . . . . . . . . . . . . . . . . . .      18

                           GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATION UNIT: the basic measure used to determine the value of a Variable Annuity before Annuity Payments begin.

ANNUITANT:  the person on whose life the Variable Annuity is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

COMPANY:  The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS:  annual periods computed from the Contract Date.

CONTRIBUTIONS: amounts paid to the Company by or on behalf of a Participant pursuant to the Plan.

FIXED DOLLAR ANNUITY: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with investment experience.

MINIMUM DEATH BENEFIT: the minimum amount payable on the death of a Participant before Annuity Payments have begun.

NET CONTRIBUTIONS: the amount applied to the purchase of Accumulation Units, which is equal to the contributions less deductions for sales and administrative expenses, minimum death benefits and applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

PARTICIPANT: a person having an interest in The Travelers Growth and Income Stock Account for Variable Annuities by reason of contributions made by him or on his behalf, but who has not begun to receive Annuity Payments.

PLAN: a retirement plan under which the Variable Annuity contract has been issued.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

SURRENDER VALUE: the amount payable to a Participant upon the termination, other than by death, of his participation in the Plan.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                    SUMMARY

INTRODUCTION

         The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is registered with the SEC as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The basic investment objective of Account GIS is the selection of investments with a concern primarily for long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will be invested in a portfolio of equity securities, mainly stocks (See "Investment Objective.")

RISK FACTORS

         While the Company is obligated to make Annuity Payments under the contract regardless of longevity, the amount of these payments is not assured. The Annuity Payments will reflect the performance of Account GIS over the life of the Participant, both prior to the commencement of Annuity Payments and while Annuity Payments are being made. The value of the investments held in Account GIS fluctuates and is subject to risks of changing economic conditions as well as to the risks inherent in management's ability to anticipate changes in investments necessary to meet changes in economic conditions. There is no assurance that the value of a Participant's account during the years prior to the commencement of Annuity Payments or the aggregate amount of the Annuity Payments received by him will equal or exceed the Contributions made by or on behalf of such Participant.

INVESTMENT ADVISORY SERVICES

         The Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS according to the terms of a written agreement. (See "Management.") TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate of the average daily net assets of Account GIS, grading down to 0.40%.

         The Travelers Investment Management Company ("TIMCO") furnishes investment management and sub-advisory services to Account GIS according to the terms of a written agreement. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS, grading down to 20%. (See "Investment Advisory and Sub-Advisory Fees.") The contracts will be sold by life insurance sales representatives of the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

CHARGES AND DEDUCTIONS

         Deductions totaling 4% of the Contributions received (4.17% of the amount invested) are made from each Contribution for sales expenses (3.25%) and minimum death benefits (0.75%). The deduction for sales expenses may, however, be decreased by the application of experience rating credits in the discretion of the Company; no such credits have been applied to date with respect to the Variable Annuity contracts described herein.

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Mortality and Expense Risks.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

CONTRIBUTIONS

         Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

WITHDRAWALS

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. (See "Termination (Redemption).") For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Section 403(b) Plans and Arrangements.")

ANNUITY PAYMENTS

         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options.")

DEATH BENEFIT

         In the event of a Participant's death prior to the Annuity Commencement Date, a minimum death benefit may be provided. (See "Death Benefit During Accumulation Period (Minimum Death Benefit).")

                                   FEE TABLE

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES




CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases (as a percentage of contributions) . . . . . . . . . . . .       3.25%

     Charge for Minimum Death Benefit Guarantee (as a percentage of contributions). . . . . . .       0.75%

ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality and Expense Risk Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.00%

     Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.62%*

    TOTAL ANNUAL EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1.62%

*Based upon Management Fee Scale approved by Shareholders on April 27, 1998.

EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                  1 year              $   56
                                  3 years             $   89
                                  5 years             $  125
                                  10 years            $  225

         The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable.

                        CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
 Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by Coopers & Lybrand L.L.P., independent accountants. Their report on the per unit data for each of the five years in the period ended December 31, 1997 is contained in the Separate Account's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are also contained in the SAI.


CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                                      1997        1996          1995           1994
                                                                            ----        ----          ----           ----
  Total investment income . . . . . . . . . . . . . . . . . . . .       $  .228      $  .212         $ .205       $  .189
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .          .228         .175           .140          .115
                                                                        -------      -------         ------       -------
  Net investment income . . . . . . . . . . . . . . . . . . . . .          .000         .037           .065          .074
  Unit Value at beginning of year. . .  . . . . . . . . . . . . .        11.371        9.369          6.917         7.007
  Net realized and change in unrealized gains (losses). . . . . .         3.584        1.965          2.387         (.164)
                                                                        -------      -------         ------       -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .       $14.955      $11.371         $9.369       $ 6.917
                                                                        =======      =======         ======       =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .        $ 3.58      $  2.00           2.45          (.09)
  Ratio of operating expenses to average net assets . . . . . . .          1.70%        1.70%          1.70%         1.65%
  Ratio of net investment income to average net assets. . . . . .           .00%         .36%           .79%         1.05%
  Number of units outstanding at end of year (thousands). . . . .        29,545       27,578         26,688        26,692
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .            64%          85%            96%          103%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .        $ .051      $  .047            ---            --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                     1997         1996           1995          1994
                                                                           ----         ----           ----          ----
  Total investment income . . . . . . . . . . . . . . . . . . . .       $  .233         .216           .208       $  .192
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .          .201         .154           .123          .100
                                                                        -------      -------         ------       -------
  Net investment income . . . . . . . . . . . . . . . . . . . . .          .032         .062           .085          .092
  Unit Value at beginning of year . . . . . . . . . . . . . . . .        11.763        9.668          7.120         7.194
  Net realized and change in unrealized gains (losses). . . . . .         3.715        2.033          2.463         (.166)
                                                                        -------      -------         ------       -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .       $15.510      $11.763         $9.668       $ 7.120
                                                                        =======      =======         ======       =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .       $  3.75      $  2.10           2.55          (.07)
  Ratio of operating expenses to average net assets . . . . . . .          1.45%        1.45%          1.45%         1.41%
  Ratio of net investment income to average net assets. . . . . .           .24%         .60%          1.02%         1.30%
  Number of units outstanding at end of year (thousands). . . . .        15,194       16,554         17,896        19,557
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .            64%          85%            96%          103%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .       $  .051      $  .047             --            --


SELECTED PER UNIT DATA                                                  1993         1992       1991        1990         1989
                                                                        ----         ----       ----        ----         ----
  Total investment income . . . . . . . . . . . . . . . . . . . .     $ .184      $  .188     $  .198    $  .192       $  .191
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .       .106         .098        .091       .079          .095
                                                                      ------      -------     ------     -------       -------
  Net investment income . . . . . . . . . . . . . . . . . . . . .       .078         .090        .107       .113          .096
  Unit Value at beginning of year. . .  . . . . . . . . . . . . .      6.507        6.447       5.048      5.295         4.191
  Net realized and change in unrealized gains (losses). . . . . .       .422        (.030)      1.292      (.360)        1.008
                                                                      ------      -------     ------     -------       -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .     $7.007      $ 6.507     $ 6.447    $ 5.048       $ 5.295
                                                                      ======      =======     =======    =======       =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .        .50          .06        1.40       (.25)         1.10
  Ratio of operating expenses to average net assets . . . . . . .       1.57%        1.58%       1.58%      1.57%         1.58%
  Ratio of net investment income to average net assets. . . . . .       1.15%        1.43%       1.86%      2.25%         2.33%
  Number of units outstanding at end of year (thousands). . . . .     28,497       29,661      26,235     19,634        15,707
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .         81%         189%        319%        54%           27%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .         --           --          --         --            --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                  1993         1992        1991       1990          1989
                                                                        ----         ----        ----       ----          ----
  Total investment income . . . . . . . . . . . . . . . . . . . .     $ .189      $  .192     $  .201    $  .199       $  .191
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .       .092         .085        .077       .069          .066
                                                                      ------      -------     ------     -------       -------
  Net investment income . . . . . . . . . . . . . . . . . . . . .       .097         .107        .124       .130          .125
  Unit Value at beginning of year . . . . . . . . . . . . . . . .      6.664        6.587       5.145      5.383         4.250
  Net realized and change in unrealized gains (losses). . . . . .       .433        (.030)      1.318      (.368)        1.008
                                                                      ------      -------     ------     -------       -------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .     $7.194      $ 6.664     $ 6.587    $ 5.145       $ 5.383
                                                                      ======      =======     =======    =======       =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .        .53          .08        1.44       (.24)         1.13
  Ratio of operating expenses to average net assets . . . . . . .       1.33%        1.33%       1.33%      1.33%         1.33%
  Ratio of net investment income to average net assets. . . . . .       1.40%        1.67%       2.11%      2.50%         2.56%
  Number of units outstanding at end of year (thousands). . . . .     21,841       22,516      24,868     28,053        31,326
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .         81%         189%        319%        54%           27%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .         --           --          --         --            --


SELECTED PER UNIT DATA                                                    1988
                                                                          ----
  Total investment income . . . . . . . . . . . . . . . . . . . .       $ .168
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .         .071
                                                                        ------
  Net investment income . . . . . . . . . . . . . . . . . . . . .         .097
  Unit Value at beginning of year. . .  . . . . . . . . . . . . .        3.601
  Net realized and change in unrealized gains (losses). . . . . .         .493
                                                                        ------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .       $4.191
                                                                        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .          .59
  Ratio of operating expenses to average net assets . . . . . . .         1.58%
  Ratio of net investment income to average net assets. . . . . .         2.60%
  Number of units outstanding at end of year (thousands). . . . .       12,173
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .           38%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .           --

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                                    1988
                                                                          ----
  Total investment income . . . . . . . . . . . . . . . . . . . .       $ .168
  Operating expenses. . . . . . . . . . . . . . . . . . . . . . .         .053
                                                                        ------
  Net investment income . . . . . . . . . . . . . . . . . . . . .         .115
  Unit Value at beginning of year . . . . . . . . . . . . . . . .        3.642
  Net realized and change in unrealized gains (losses). . . . . .         .493
                                                                        ------
  Unit Value at end of year . . . . . . . . . . . . . . . . . . .       $4.250
                                                                        ======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value . . . . . . . . . . . . .          .61
  Ratio of operating expenses to average net assets . . . . . . .         1.33%
  Ratio of net investment income to average net assets. . . . . .         2.85%
  Number of units outstanding at end of year (thousands). . . . .       35,633
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . .           38%
  Average Commission Rate Paid* . . . . . . . . . . . . . . . . .           --

* The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

         Account GIS, the Separate Account available under the Variable Annuity contract described in this Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

         Account GIS was established on September 22, 1967. Although an integral part of the Company, Account GIS is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with its stated investment policy. The fundamental investment policies of Account GIS are described in this Prospectus. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

GENERAL

         Under Connecticut law, the assets of the Separate Account will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity Contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT OBJECTIVE

         The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS generally will be fully invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States government securities. These investments in other than equity securities generally would not have a prospect of long-term appreciation, and are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

         Account GIS will use exchange-traded stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Stock index futures may also be used to hedge cash inflows to gain market exposure until the cash is invested in specific common stocks. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin.

         All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, Account GIS will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC). Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of its assets at any one time. For a more detailed discussion of financial futures contracts and associated risks, please see the SAI.

         Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure. For a detailed discussion of options contracts and associated risks, please see the SAI.

         Changes in investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The investments of Account GIS will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of Account GIS's assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such foreign securities will, at any time, account for more than ten percent (10%) of the investment portfolio.

         The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States government or other liquid securities, such as short- term bills and notes, may be held for limited periods, pending investment in accordance with Account GIS's investment policies.

         It must be recognized that there are risks inherent in the ownership of any security. The investment experience on equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

FUNDAMENTAL INVESTMENT POLICIES

         The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interests in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                                   MANAGEMENT

         The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers. The Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS. The Travelers Investment Management Company ("TIMCO") provides subadvisory services to Account GIS in connection with the day-to-day operations of the Account. Additionally, the Board of Managers annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of Account GIS.

         TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC, an indirect, wholly subsidiary of Travelers Group, Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment advice to Account GIS, TAMIC acts as investment adviser for other investment companies used to fund variable annuity and variable universal life insurance products offered by the Company and its affiliates, as well as for individual and pooled pension and profit-sharing accounts, domestic investment companies affiliated with the Travelers and nonaffiliated companies.

         TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO, a subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by the Company and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts, and affiliated companies of the Company.

                             CHARGES AND DEDUCTIONS

         Charges under the Contract described in this Prospectus are assessed in two ways: (1) as deductions from Contributions for sales and administrative expenses, minimum death benefits and applicable premium taxes; and (2) as charges to Account GIS for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM CONTRIBUTIONS

         CASH PURCHASE. A deduction of 4% (4.17% of the amount invested) will be made from each Contribution when received, of which 3.25% will be for sales expenses and .75% will be for the minimum death benefit, in the event of a Participant's death prior to retirement. There is no charge for administrative expenses. (See "Death

Benefit during Accumulation Period (Minimum Death Benefit).") The Company agrees that the deduction of 4% will not be increased with respect to Contributions made on behalf of a Participant in any year not in excess of double the Contribution in the first year of participation, although they may be increased on Contributions in excess of such amount. The deduction for sales expenses may, however, be decreased by the application of experience rating credits. Total deductions on Contributions received after June 30, 1977, for contracts issued prior to July 1, 1977, are reduced from 6% to 4%.

         PROCEEDS FROM CERTAIN INSURANCE CONTRACTS. A total deduction of 3% (3.09% of the amount invested) (consisting of 1% for sales expenses, 1.25% for administrative expenses and 0.75% for the minimum death benefit) is applicable to Contributions made under group Variable Annuity contracts where such Contributions were derived from (i) surrender or conversion of contracts with the Company or any of its insurance affiliates which, immediately prior to such surrender or conversion, were held by the Contract Owner or beneficiary under a retirement program qualified under Sections 401, 403(a), 403(b) or other provisions of the Code allowing similar tax treatment or the proceeds of these contracts are otherwise eligible, or (ii) amounts payable by the Company or any of its insurance affiliates as lump sum cash distributions under insurance contracts (but does not include loan proceeds).

         Administrative expenses include, but are not limited to, payment of expenses for salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery, auditing fees and expenses, and fees and expenses of the Board of Managers of Account GIS. The charge for administrative expenses is designed only to reimburse the Company for its actual administrative expenses, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering these contracts. (See "Distribution of Variable Annuity Contracts.")

         GROUP EXPERIENCE RATING IN THE DISCRETION OF THE COMPANY. The Variable Annuity contracts are nonparticipating and do not share in the surplus of the Company; however, each Variable Annuity contract provides for experience rating. The experience credit will be determined annually upon every contract anniversary on the basis of actual costs compared with the amounts deducted for sales and administrative expenses. If such costs exceed the amount deducted, no additional deduction will be made from the Participant's individual account. If, however, the amount deducted for such expenses exceeds actual costs, the Company, in its sole discretion, may allocate all, a portion or none of such excess as an experience rating credit. Application of the credit due each Participant will be made within the contract year immediately following the period with respect to which the credit was declared in one of two ways, as determined by the Company: (a) by a reduction in the amount deducted from subsequent Contributions for sales and administrative expenses; or (b) by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due less any applicable premium taxes. Credits due to Participants will be applied without deduction of any amounts for sales or administrative expenses. No such credits have been applied to date.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

         For furnishing investment management and advisory services to Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:

                    Annual                                    Aggregate Net Asset
                    ------                                    -------------------
                 Management Fee                               Value of the Account
                 --------------                               --------------------
                     0.65%            of the first            $  500,000,000, plus
                     0.55%            of the next             $  500,000,000, plus
                     0.50%            of the next             $  500,000,000, plus
                     0.45%            of the next             $  500,000,000, plus
                     0.40%            of amounts over         $2,000,000,000

These advisory fees will be deducted on each valuation date.

         For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

                       Annual                                 Aggregate Net Asset
                       ------                                 -------------------
                 Sub-Advisory Fee                             Value of the Account
                 ----------------                             --------------------
                     0.45%            of the first            $  700,000,000, plus
                     0.275%           of the next             $  300,000,000, plus
                     0.25%            of the next             $  500,000,000, plus
                     0.225%           of the next             $  500,000,000, plus
                     0.20%            of amounts over         $2,000,000,000

These fees are calculated daily and paid monthly.


MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of Account GIS, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation under the contract to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments received under the contract and relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of Account GIS, consisting of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a liability under state law.

                              THE VARIABLE ANNUITY

         The group Variable Annuity contract described in this Prospectus is only for use in connection with (1) plans qualified under Section 401(a) or 403(a) of the Code (corporate pension and profit-sharing), and (2) annuity purchase plans adopted by public educational organizations and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The Variable Annuity contract is a master group contract issued to the Owner and which covers all Participants, each of whom receives a certificate which summarizes the provisions of the master group contract and evidences participation in the plan adopted by the particular Owner. Some rights or benefits (except for the Owner's or Participant's right to redeem, as applicable) under the contract may be restricted by the plan under which the contract is issued. The Owner is responsible for providing all interpretations of plan provisions that may be applicable, and the Company will accept any direction of the Owner in this regard. Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

MODIFICATION OF THE VARIABLE ANNUITY CONTRACTS BY THE COMPANY

         The Variable Annuity contract provides that it cannot be modified by the Company (except with approval of the Owner) until it has been in force for at least three years. After the first three contract years, the Company may modify any provisions of the master group contract without the approval of Participants. However, no modifications can affect Annuitants in any manner without their written consent, unless such modification is deemed by the Owner to be necessary to give the Owner or Annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

         Moreover, with respect to annuity purchase rates, minimum death benefits, charges to Account GIS, and deductions from Contributions for sales and administrative expenses and minimum death benefits, the provisions which are in effect at the time of a Participant's entry into the plan will continue to be applicable to all Contributions made by him or on his behalf in any year, provided such Contributions do not exceed two times the first annual Contribution made by him or on his behalf. Any Contribution made by or on behalf of a Participant in any one year which exceeds two times the first annual Contribution will be subject to the benefits and deductions discussed above which are applicable to new entrants into the plan in the year such amount is first contributed, as long as such amount is continuously contributed (i.e., contributed in each and every year thereafter).

ASSIGNMENT

         Assignment by a Participant of his interest in his individual account under a Variable Annuity contract is prohibited. This prohibition is necessary in order for the plan under which the contract is sold to qualify for favorable tax treatment afforded to H.R.10, corporate pension and profit-sharing and
Section 403(b) plans.  (See "Federal Tax Considerations.")

SUSPENSION

         Any Variable Annuity contract may be suspended at the option of the Company if the Owner has failed to remit to the Company the Contributions specified in the plan, or if the Company has given written notice to the Owner of suspension because the number of Participants covered by the group Variable Annuity contract has become less than the minimum established in the contract. The Variable Annuity contract shall also be suspended upon 90 days' written notice by the Owner to the Company. Upon any such suspension, no further Contributions will be accepted by the Company, and each Participant may leave his individual account in force under the Variable Annuity contract or exercise any other options which are available under the plan. (See "Termination (Redemption).")

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in the Separate Account the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")

                            ACCUMULATION PROVISIONS

CREDITING ACCUMULATION UNITS

         During the accumulation period--the period before the commencement of Annuity Payments--the Company deducts from Contributions a total of 4% (plus any applicable premium taxes). (See "Deductions from Contributions.") The balance of the Contribution is credited to the Participant's account in the form of Accumulation Units at the value next calculated after the Contribution is received. The number of Accumulation Units credited to an account is determined by dividing the amount credited to the account by the current value of an Accumulation Unit.

         The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary depending upon the investment experience of Account GIS.

VALUATION OF A PARTICIPANT'S ACCOUNT

         The value of a Participant's account at any time prior to the commencement of Annuity Payments can be determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. The Participant bears the investment risk. Market values may decline, and there is no assurance that the value of a Participant's account will equal or exceed the Contributions made on his behalf. Each Participant will be advised periodically of the number of Accumulation Units credited to his account, the current Accumulation Unit Value, and the total value of his account. A Participant may, at any time, obtain from the Company the latest computed value of an Accumulation Unit.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit was initially established at $1. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of an Accumulation Unit on the immediately preceding Valuation Date by the net investment factor (described below) for the Valuation Period just ended. The value of an Accumulation Unit on a day other than a Valuation Date is equal to its value on the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT FACTOR

         At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of Account GIS for the Valuation Period. Such rate is equal to (a) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any applicable taxes arising from the income and realized or unrealized capital gains attributable to Account GIS, divided by (b) the net asset value of Account GIS at the beginning of the Valuation Period. At the present time, no federal taxes are deducted from Account GIS. (See "Federal Tax Considerations.") The gross investment rate may be positive or negative.

         The net investment rate for the Valuation Period is then determined by deducting from the gross investment rate a charge of .0000398% (1.452% on an annual basis) for each day of the Valuation Period. This deduction is made by the Company for investment advisory services and for mortality and expense risks assumed. The net investment factor for the Valuation Period is then calculated as 1.000000 plus the net investment rate for the period.

         Since the net investment rate may be negative if the combined capital losses and specified deductions for taxes and charges exceed the investment income and capital gains, the net investment factor may be less than 1.000000, and the value of an Accumulation Unit on any Valuation Date may be less than the value on the previous Valuation Date.

DEATH BENEFIT DURING ACCUMULATION PERIOD (MINIMUM DEATH BENEFIT)

         The Variable Annuity contract provides that, in the event of a Participant's death prior to the Annuity Commencement Date, unless otherwise provided in the plan, the beneficiary will receive the accumulated value of the Participant's individual account determined as of the next Valuation Date after due proof of death is received by the Company. Further, if such death occurs before the Annuity Commencement Date and before the Participant's 65th birthday, unless otherwise provided in the plan, the beneficiary will receive 100% of all Contributions made on behalf of the Participant or the value of his individual account, whichever is greater, less the amount of any partial surrenders, and less any applicable premium taxes not previously deducted. For a Participant who enters the plan after his 65th birthday, the deduction for the minimum death benefit will not be made. The death benefit will be payable within seven days of receipt of such due proof of death and may be taken in one sum or in accordance with the settlement options in the Company individual variable annuities then being issued, if any, as are available under the Plan. (For benefits after the commencement of Annuity Payments, see "Annuity Options.")

TERMINATION (REDEMPTION)

         The Participant or the Owner, as provided by the Plan, may surrender (redeem), in whole or in part, the Participant's account for its net asset value prior to the Annuity Commencement Date. (For federal income tax consequences of a surrender for cash, see "Federal Tax Considerations.") Once Annuity Payments have commenced, the Annuitant cannot surrender his annuity benefit and receive a cash settlement in lieu thereof. The amounts received by a Participant, either as a cash settlement or as Annuity Payments, may be more or less than the original cost (the Contributions made on his behalf) depending on the value of his account at the time of payment.

         No benefits attributable to Contributions received for Participants under contracts issued in conjunction with the Texas Optional Retirement Program are payable unless the Participant dies, accepts retirement or terminates employment in the Texas public institution of higher education as provided in the Texas Optional Retirement Program.

         For Participants in Section 403(b) tax deferred annuity plans, a cash surrender may not be made from certain salary reduction amounts prior to age 59 1/2, separation from service, death, disability or hardship. (See "Section 403(b) Plans and Arrangements.")

         Surrender is effected by sending a written request for surrender in the proper form (including the appropriate countersignature of an agent of the Company) to the Company's Home Office. When the request is for a full surrender, the request is to be accompanied by the Certificate of Participation. The cash surrender value shall be computed as of the close of business of the New York Stock Exchange next occurring after receipt of the written request in the mail at the Company's Home Office, and shall be reduced by any applicable premium taxes not previously deducted, if due as a result of the surrender. Payment of the surrender value will be made within seven days after the surrender date.

         In addition to the individual's right to surrender his account and receive the value thereof in cash, elective options may also be available upon the termination of Contributions made by or on behalf of a Participant. For example, the Participant may have one or more of the following options:

         (a) If the Participant is at least 50 years of age, he may elect to have his individual account applied to provide fixed or variable Annuity Payments or a combination thereof commencing immediately under the selected Annuity Option. (See "Annuity Options.")

         (b) A Participant may elect to leave his individual account in force under the group contract, and the account will continue to participate in the investment results of Account GIS. When the originally selected Annuity Commencement Date arrives, the Participant will begin to receive Annuity Payments under the selected option. (See "Annuity Options".) At any time prior to the commencement of Annuity Payments, a Participant may surrender his individual account for cash.

         (c) If the Participant becomes an employee of another employer which has a similar Variable Annuity contract in force with the Company, he may elect to transfer his individual account to the other contract.

         Normally, option (b) will automatically apply unless a written election is filed with the Company, and one of the other options may subsequently be selected by the Participant.

                               PAYOUT PROVISIONS

GENERAL

         Annuity Payments are determined on the basis of (a) the mortality table specified in the Variable Annuity contract, which reflects the age of the Annuitant, (b) the type of Annuity Payment option selected, and (c) the investment performance of Account GIS. The amount of the Annuity Payments will not be affected by adverse mortality experience or by an increase in the expenses of the Company, in excess of the expense deductions provided for in the contract. The Annuitant will receive the value of a fixed number of Annuity Units each month. The value of such units and thus the amount of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income occurring both before and after the commencement of Annuity Payments, and thus the payments will vary with the investment experience of the assets of Account GIS.

ELECTING THE ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

         Annuity Payments will ordinarily begin on the Annuity Commencement Date stated in the contract. However, a later Annuity Commencement Date may be elected. The Annuity Commencement Date must be before the Annuitant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires the Annuitant to commence certain minimum distribution payments from pension, profit-sharing and Section 403(b) plans after age 70 1/2. The Participant also selects, in accordance with the plan, an Annuity Option. Subsequent changes in the Annuity Option selected can be made up to 30 days prior to the Annuity Commencement Date. The contract provides four optional annuity forms, described below, each of which may be selected on either a fixed dollar annuity or variable annuity basis, or a combination thereof. Those sums applied in a way which provides fixed dollar annuity benefits will be allocated to a general account and will not be affected by the investment performance of the assets of Account GIS. Because of certain Code requirements with respect to minimum and maximum retirement ages and the rate of payment of benefits, a plan may specify a minimum and maximum age at which Annuity Payments may commence and may limit either the number of certain monthly payments which may be elected or the election of a joint and last survivor annuity where the contingent Annuitant is other than a spouse. In such instance, the accumulated amount in Account GIS will be applied to provide variable Annuity Payments under such option, and any amount accumulated for a fixed dollar annuity will be applied to provide fixed Annuity Payments under such option. The minimum first monthly Annuity Payment (on a fixed or variable basis) is $20. If at any time the Annuity Payments are or become less than $20, the Company has the right to change the frequency of payment to intervals that will result in payments of at least $20.

         Once Annuity Payments have commenced, the account cannot be surrendered for cash during the lifetime of the Annuitant. The rights of the beneficiary, if any, are as stated in the various options below. The amount received as Annuity Payments may be more or less than the original cost (the Contributions).

ANNUITY OPTIONS

         AUTOMATIC OPTION--If the contract was issued in connection with (1) an annuity purchase plan adopted by a 501(c)(3) organization in accordance with
Section 403(b), or (2) a plan qualified under Sections 401(a) or 403(a), and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living and has a spouse, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant in accordance with Option 2 with 120 monthly payments assured.

         If the contract was issued in connection with an annuity purchase plan adopted by a public educational organization in accordance with Section 403(b) and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, Annuity Payments will be continued during the remainder of such period to the beneficiary designated by the Owner. If the beneficiary so elects or should die while receiving Annuity Payments, the present value of the remaining Annuity Payments shall be paid in one sum to the beneficiary or his estate, as the case may be.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant, provided that the beneficiary will then receive an additional payment of the current dollar value of the number of Annuity Units (described below) equal to (a) minus (b) (if such difference is positive) where (a) is the total amount applied under the option at the Annuity Commencement Date divided by the Annuity Unit Value for the Annuity Commencement

Date, and (b) is the number of Annuity Units represented by each monthly Annuity Payment made times the number of monthly Annuity Payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY: The Company will make monthly Annuity Payments during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

ANNUITY UNIT VALUE

         The value of an Annuity Unit was initially established at $1. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and the mailing of checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the value of an Annuity Unit on a Valuation Date is equal to the value for an Annuity Unit on the preceding Valuation Date multiplied by (a) and divided by (b), where (a) is the net investment factor for the Valuation Period ending 14 days prior and (b) is the assumed net investment factor for that Valuation Period based on a 3.5% annual assumed rate. The assumed net investment factor for a Valuation Period of one day is 1.0000942, and for a Valuation Period of two days is 1.0000942 x 1.0000942.

         The value of an Annuity Unit on a day other than a Valuation Date is equal to its value on the next following Valuation Date.

DETERMINATION OF FIRST ANNUITY PAYMENT

         When Annuity Payments commence, the value of the contract is equal to the product of the Accumulation Unit Value on the Valuation Date approximately two weeks prior to the Annuity Commencement Date and the number of Accumulation Units credited to the contract as of the Annuity Commencement Date, less any applicable premium taxes not previously deducted. (See "Premium Tax".)

         The contract contains tables indicating the dollar amount of the first monthly payment under each form of Variable Annuity for each $1,000 of value of the contract. The amount of the first monthly payment depends on the form of annuity and adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate such as 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of value of the contract.

         If a greater first monthly payment would result, the Company will compute the first monthly payment on the same mortality basis as used in determining such payments under Variable Annuity contracts then being issued by the Company for a similar class of Annuitants.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

         The dollar amount of the first monthly Annuity Payment, determined as described above, is translated into Annuity Units by dividing that amount by the value of an Annuity Unit for the due date of the first Annuity Payment. This number of Annuity Units remains fixed during the annuity period, and in each subsequent month the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then current value of an Annuity Unit.

         The interest rate assumed in the mortality tables would produce a level Annuity Unit value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate and there can be no assurance that the net investment rate will be as high as the assumed rate. A higher interest rate assumption would mean a higher initial payment, but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of Account GIS form a part of the Company's total operation and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

SECTION 403(b) PLANS AND ARRANGEMENTS

         Purchase payments for tax deferred annuity contracts may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits, these payments are not currently includable in the gross income of the participants. Increases in the value of the contract attributable to these purchase payments are similarly not subject to current taxation. The income in the contract is taxable as ordinary income whenever distributed.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions.

         Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59 1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

         Distribution must begin by April 1st of the calendar year following the calendar year in which the Participant attains the age of 70 1/2. Certain other mandatory distribution rules apply at the death of the Participant. Eligible rollover distributions, including most partial or full redemptions or "term-for-years" distributions of less than ten years, are eligible for direct rollover to another 403(b) contract or to an Individual Retirement Arrangement
(IRA) without federal income tax withholding.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, purchase payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than ten years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59 1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

         Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the contract if the Owner of a Section 403(b) plan contract or certain other tax-benefited contracts requests that the contract be issued to conform to ERISA or if the Company has notice that the contract was issued pursuant to a plan that is subject to ERISA.

         ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the Participant's spouse be invalid unless the Participant has filed a Qualified Election.

         A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the Participant's certification that there is no spouse or that the spouse cannot be located.

         The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law.

         Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to
Section 3405 of the Code. The application of this provision is summarized below.

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

             There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

         (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

             A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.       OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

             To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

             The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,200 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                                 VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Account GIS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent public accountant for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Account GIS is also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         During the accumulation period, a Participant covered by a contract issued in connection with an H.R.10 plan will have the right to instruct the Owner with respect to all votes attributable to such Participant's individual account. A Participant under a Section 403(b) plan will be deemed the Owner of the contract for the purpose of exercising voting rights attributable to Contributions made on behalf of such Participant. A Participant covered by a contract issued in connection with a corporate pension and profit-sharing plan will have the right to instruct the Owner with respect to votes attributable to Contributions made by the Participant and with respect to any additional votes which are authorized by the terms of the Plan, if any; other votes under such contracts may be cast by the Owner in its sole discretion. During the annuity period, every Participant will have the right to instruct the Owner with respect to all votes attributable to the amount of assets established in Account GIS to meet the annuity obligations related to such Participant. Each Participant having the right to instruct an Owner with respect to any votes shall receive a statement of the number of votes, including fractional votes, attributable to him and stating his rights to instruct the Owner how such votes shall be cast. The Company will provide proxy materials to the Owner for distribution to Participants or will mail such materials directly to the Participants, if requested by the Owner.

         Each Owner will cast the votes for which instructions from Participants have been received in accordance with such instructions; and votes for which Participants were entitled to instruct the Owner but for which the Owner has received no instructions shall be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the contracts in all jurisdictions where the Company is licensed to do business, except Puerto Rico and the Bahamas.
The contracts will be sold by agents who are licensed by state insurance authorities to sell variable annuity contracts issued by the Company, and who are also registered representatives of broker-dealers which have Selling Agreements with Tower Square Securities, Inc. ("Tower Square"). Tower Square, whose principal business address is One Tower Square, Hartford, Connecticut, serves as the principal underwriter for the variable annuity contracts described herein. Tower Square is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Tower Square is an affiliate of the Company and an indirect wholly owned subsidiary of Travelers Group Inc., and serves as principal underwriter pursuant to a Distribution and Underwriting Agreement to which Account GIS, the Company and Tower Square are parties. No amounts have been or will be retained by Tower Square for acting as principal underwriter for the Contracts.

         Agents will be compensated for sales of the Contracts on a commission and service basis. The compensation paid to said agents will not exceed 7% of the payments made under the Contract. In addition, certain production, persistency and managerial bonuses may be paid.

         Commissions paid to broker-dealers obtaining applications for contracts accepted by the Company bear a reasonable relationship to, and in the aggregate are less than, the deduction for sales expense. Although commissions on payments made during the first year of the contract may exceed the deduction for sales expenses, the charge to the Owner is not increased.

                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                             YEAR 2000 REQUIREMENTS


         Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and results of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.

        The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.

                         LEGAL PROCEEDINGS AND OPINIONS

         There are no pending material legal proceedings affecting the Separate Account, the Principal Underwriter or the Company.

         Legal matters in connection with federal laws and regulations affecting the issue and sale of the Variable Annuity contracts described in this Prospectus and the organization of the Company, its authority to issue Variable Annuity contracts under Connecticut law and the validity of the forms of the Variable Annuity contracts under Connecticut law have been passed on by the General Counsel of the Company.

                                    APPENDIX

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

      This SAI contains more specific information and financial statements relating to the Separate Account and The Travelers Insurance Company. A list of the contents of the SAI is set forth below:


      Description of The Travelers and the Separate Account
         The Insurance Company
         The Separate Account
      Investment Objective and Policies
      The Travelers Growth and Income Stock Account for Variable Annuities Description of Certain Types of Investments and Investment Techniques
       Available to the Separate Account
         Writing Covered Call Options
         Buying Put And Call Options
         Futures Contracts
         Money Market Instruments
      Investment Management and Advisory Services
         Advisory and Subadvisory  Fees
         TAMIC
         TIMCO
      Valuation of Assets
      Management
      The Board of Managers
      Distribution and Management Services
      Securities Custodian
      Independent Accountants
      Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 1998 (Form No. L-11161S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager

Name:
       ----------------------------------------------------
Address:
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                      THIS PAGE INTENTIONALLY LEFT BLANK.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                        Group Variable Annuity Contracts

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                        Pension and Profit-Sharing Plans
                              Section 403(b) Plans





L-11161                                                        TIC Ed. 5-98
                                                               Printed in U.S.A.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                      PART A

                       INFORMATION REQUIRED IN A PROSPECTUS

                                      PART B

           INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                               UNIVERSAL ANNUITY

                STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 1998

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES

                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

           This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183- 5030, or by calling 1-800-842-9368. This Statement of Additional Information should be read in conjunction with the accompanying 1997 Annual Report for the Separate Accounts.

                               TABLE OF CONTENTS

                                                                                             PAGE
DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY AND THE SEPARATE ACCOUNTS  . . . . . . . . .     1
   The Insurance Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
   The Separate Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
   The Travelers Growth and Income Stock Account for Variable Annuities . . . . . . . . . .     2
   The Travelers Timed Growth and Income Stock Account for Variable Annuities . . . . . . .     2
   The Travelers Timed Aggressive Stock Account for Variable Annuities. . . . . . . . . . .     3
   The Travelers Quality Bond Account for Variable Annuities. . . . . . . . . . . . . . . .     4
   The Travelers Timed Bond Account for Variable Annuities. . . . . . . . . . . . . . . . .     6
   The Travelers Money Market Account for Variable Annuities. . . . . . . . . . . . . . . .     7
   The Travelers Timed Short-Term Bond Account for Variable Annuities . . . . . . . . . . .     8
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
AVAILABLE TO THE SEPARATE ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
   WRITING COVERED CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
   BUYING PUT AND CALL OPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
   FUTURES CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
   MONEY MARKET INSTRUMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
INVESTMENT MANAGEMENT AND ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . . . . . .    16
   Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
   TIMCO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
   TAMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
VALUATION OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
NET INVESTMENT FACTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
FEDERAL TAX CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
PERFORMANCE DATA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
   Yield Quotations of Account MM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
   Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and
    Fund U. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
THE BOARD OF MANAGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
DISTRIBUTION AND MANAGEMENT SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
SECURITIES CUSTODIAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                           AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

           The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is a wholly owned subsidiary of The Travelers Insurance Group, Inc., a holding company which is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

           The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

           Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorize the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.


It is conceivable that in the future it may be disadvantageous for both variable annuity and variable life insurance separate accounts, or for variable separate accounts of different insurance companies, to invest simultaneously in the same portfolios (calle "mixed" and "shared" funding). Currently neither the insurance companies nor the portfolios foresee any such disadvantages to the companies or to variable contract owners. Each portfolio's board of trustees, directors or managers intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.

                            INVESTMENT RESTRICTIONS

           The Separate Accounts described below each have different investment objectives and policies, as discussed in the Prospectus under "The Managed Separate Accounts." Each Managed Separate Account has certain fundamental investment restrictions which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts."

           The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

           1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

           2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

           3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

           4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

           5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

           6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

           7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

           8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

           9.   Senior securities will not be issued.

           10.  Short sales of securities will not be made.

           11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

           12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

           13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

           Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

           The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER




           Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 was 96%, 85% and 64%, respectively. The portfolio turnover rate for Account TGIS for the years ended December 31, 1995, 1996 and 1997 was 79%, 81% and 63%, respectively.


THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

           1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

           2. invest in more than 10% of any class of securities of any one issuer;

           3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

           4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

           5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

           6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

           7.   invest for the primary purpose of control or management;

           8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

           9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker- dealers; all such investments must be consistent with the Account's investment objective and policies;

           10. invest more than 25% of its total assets in the securities of issuers in any single industry;

           11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

           12. invest in interests in oil, gas or other mineral exploration or development programs; or

           13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

           Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

           Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 1995, 1996 and 1997 was 113%, 98% and 92%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act.
Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

           1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

           2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

           3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

           4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

           5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

           6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

           7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

           8. Not more than 10% of the voting securities of any one issuer will be acquired.

           9.   Senior securities will not be issued.

           10.  Short sales of securities will not be made.

           11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

           12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

           13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

           The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

           Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1995, 1996 and 1997 was 138%, 176% and 196%, respectively.

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TB, as defined in the 1940 Act. Account TB may not:

           1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer (exclusive of securities of the United States Government, its agencies or instrumentalities, for which there is no limit);

           2. invest in more than 10% of any class of securities of any one issuer;

           3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

           4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding according to the 1940 Act, a borrowing may not exceed one-third of the value of the net assets, including the amount borrowed; Account TB has no intention of attempting to increase its net income by borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets computed at cost;

           5. underwrite securities, except that Account TB may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Account TB may be deemed to be an underwriter, as defined in the 1933 Act;

           6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transactions and borrowing costs and for hedging purposes as discussed above;

           7.   invest for the primary purpose of control or management;

           8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

           9. make loans, except that Account TB may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to brokers-dealers; all such investments must be consistent with the investment objective and policies;

           10. invest more than 25% of its total assets in the securities of issuers in any single industry (exclusive of securities of the United States government, its agencies or instrumentalities, for which there is no limit); or

           11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company. When consistent with its investment objectives, Account TB may purchase securities of brokers, dealers, underwriters or investment advisers. Account TB is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of Travelers Asset Management International Corporation ("TAMIC") have a substantial interest.

PORTFOLIO TURNOVER

           Brokerage costs associated with debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TB's turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account TB for the years ended December 31, 1995, 1996 and 1997 was 117%, 153% and 129%, respectively.



THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

           1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

           2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;


           3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

           4. invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;


           5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

           6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

           7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

           8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin;
                (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

           9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

           10.  issue senior securities.

PORTFOLIO TURNOVER

           A portfolio turnover rate is not applicable to Account MM which invests only in money market instruments.

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT RESTRICTIONS

           In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

           1. purchase any security which has a maturity date more than three years from the date such security was purchased;

           2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

           3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

           4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

           5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

           6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

           7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

           8. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

           9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

           10.  issue senior securities.

PORTFOLIO TURNOVER

           Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.

           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                 TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

           Accounts GIS, TGIS, TAS and TB may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

           The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

           The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

           The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

           In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

           A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

           If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

           Accounts GIS, TGIS and TAS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

           The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

           The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

           Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

           Accounts GIS, TGIS and TAS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the Accounts may seek to protect the value of their equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Accounts can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. None of the Accounts will be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, the Accounts will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

           Accounts TGIS, TAS, QB and TB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

           By purchasing interest rate futures (assuming a "long" position) the Accounts will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when the Account intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

           By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), the Account will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of the Account's portfolio debt securities.

           Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

           Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

           When a futures contract is purchased, the Accounts will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

           Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

           A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

           All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

           The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the Securities and Exchange Commission. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

           As evidence of its hedging intent, Account GIS expects that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

           While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

           In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

           Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

           Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

           Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

           Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

           The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES

           Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

           Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

           The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

           Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

           Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

           Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,

Federal Land Banks, Maritime Administration, The Tennessee Valley
Authority, District of Columbia Armory Board and Federal National Mortgage Association.

           Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan
Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

           Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

           In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

           As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

FOREIGN BANK OBLIGATIONS

           Accounts MM and TSB may invest in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks. The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of such securities may be held outside the United States and Accounts MM and TSB may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

           Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a United States branch of a foreign bank than about a domestic bank.

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

           The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1994 by virtue of contract owner approval at a meeting held on April 22, 1994. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.


           Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, MM and TB according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC, Account MM and TAMIC, and Account TB and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993. The agreement between Account GIS and TAMIC was approved by a vote of the variable annuity contract owners at their meeting held on April 27, 1998.

           The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB, MM and TB and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

           1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

           2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

           3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

           4.   will automatically terminate upon assignment.

ADVISORY FEES

           The advisory fee for each Separate Account is described in the prospectus.

           The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

                             ACCOUNT GIS            ACCOUNT TSB            ACCOUNT TGIS           ACCOUNT TAS
                             -----------            -----------            ------------           -----------
             1995            $  1,700,124           $     444,144          $    479,029           $    215,616
             1996            $  2,079,020           $     267,590          $    596,659           $    259,403
             1997            $  2,723,508           $     248,469          $    631,320           $    281,157

           The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

                             ACCOUNT QB               ACCOUNT MM                ACCOUNT TB
             1995            $    547,715             $    254,985              $    62,947
             1996            $    576,329             $    253,092              $    26,799
             1997            $    529,458             $    290,557              $    10,088


                                     TIMCO

           Investment decisions for Accounts TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.


BROKERAGE

           Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

           Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

           The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


           The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $866,658, $890,690 and
$818,411, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $600,869,008 were directed to certain brokers because of research services, of which $677,205 paid in commissions with respect to these transactions. Commissions in the amount of $71,521 and $22,730 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 8.7% and 2.8% of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 9.8% and 2.5% respectively.

           The total brokerage commissions paid by Account TGIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $260,684, $307,174 and
$235,144, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $147,832,519 were directed to certain brokers because of research services, of which $169,825 was paid in commissions with respect to these transactions. Commissions in the amount of $18,386 and $6,263 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 7.8% and 2.7% of Account TGIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account TGIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 8.8% and 2.4% respectively.

           The total brokerage commissions paid by Account TAS for the fiscal years ended December 31, 1995, 1996 and 1997 were $247,733, $263,570 and
$168,647, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $89,497,195 were directed to certain brokers because of research services, of which $133,340 was paid in commissions with respect to these transactions. Commissions in the amount of $4,244 and $3,320 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 2.5% and 2.0% of Account TAS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of the Account TAS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 2.4% and 1.3%, respectively.


           No formulas were used in placing portfolio transactions with brokers which provided research services, and no specific amount of transactions was allocated for research services.

                                     TAMIC

           Investment advice and management for TAMIC's clients (Accounts GIS, QB, MM and TB) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS, QB, MM or TB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts QB, MM or TB are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

           Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Accounts QB and TB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Accounts QB and TB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Accounts QB and TB may indirectly benefit from information made available as a result of transactions for such clients.

           Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS, QB and TB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Accounts QB and TB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

           TAMIC may follow a policy of considering the sale of units of Account QB and TB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

           The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


           The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209 and $0, respectively. For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

           The total brokerage commissions paid by Account TB for the fiscal years ended December 31, 1995, 1996 and 1997 were $65,596, $75,437 and $0, respectively. For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services.


PORTFOLIO TRANSACTIONS

           Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

                              VALUATION OF ASSETS

           The value of the assets of each funding option is determined on each business day as of the close of the New York Stock Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

           When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

           Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                             NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the immediately preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

           (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

           (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

           (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB, TAS and TB, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

            The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit Value as of any business day is equal to
(a) the value of the Annuity Unit on the preceding business day, multiplied by
(b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

           The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

           Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which a participant under a qualified plan, a Section 403(b) annuity, or an IRA attains age 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

           Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

           If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

           Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

           The federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. Failure to meet these requirements will cause the surviving joint owner, or the beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

           To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

           The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $30,000 for each participant.

SIMPLE Plan IRA Form

           Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

           Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

           Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.


QUALIFIED PENSION AND PROFIT-SHARING PLANS

           Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

           Distributions are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Certain lump-sum distributions may be eligible for special forward averaging tax treatment for certain classes of individuals.

FEDERAL INCOME TAX WITHHOLDING

           The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

      There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law.

           A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

      To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
   YEAR)

      The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 1998, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,200 or less per year, will generally be exempt from periodic withholding.


           Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

           Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

                                PERFORMANCE DATA

YIELD QUOTATIONS OF ACCOUNT MM

           Yield quotations of Account MM are calculated using the base period return for a seven-day period. The base period return is calculated using a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the period; base period return per accumulation unit is equal to accrued interest on portfolio securities plus or minus amortized purchase discount or premium less all accrued expenses for investment advisory fees and mortality and expense guarantees, and less a pro rata portion of the contract administrative charge (calculated in the manner described under "Average Annual Total Return" below), divided by the accumulation unit value at the beginning of the period. Realized capital gains or losses and unrealized appreciation or depreciation of the portfolio are not included in the base period return, but are included in accumulation unit values.


           Current yield is equal to the base period return multiplied by 365, and the result divided by 7. The current yield for Account MM for the seven-day period ended December 31, 1997 was 3.90%.

           Effective yield, which includes the effects of compounding, is equal to the sum of 1 plus the base period return, raised to a power equal to 365 divided by 7, minus 1. The effective yield for Account MM for the seven-day period ended December 31, 1997 was 3.97%.

           These quotations do not reflect a deduction for any applicable surrender charge. If the surrender charge was included, yield and effective yield would be reduced.

                            PERFORMANCE INFORMATION

           From time to time, the Company may advertise several types of historical performance for Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and the Funding Options of Fund U.

           STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Account or Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge ($30) is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets for contracts sold (or anticipated to be sold) under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge at that time. For Accounts TGIS, TSB, TAS and TB, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market timing fee.


           NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the $30 annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

           TOTAL RETURN QUOTATIONS FOR TIMED ACCOUNTS. Because Accounts TGIS, TSB, TAS and TB are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB, TAS and TB may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts TGIS, TSB, TAS and TB alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

           For funding options that were in existence before they became available under Fund U, the standardized average total return quotations may be accompanied by returns showing the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

           GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund ABD II and the Funding Options.


           Average annual total returns of each managed Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 1997 are set forth in the following tables.

           Average annual total returns for each of the Funding Options (excluding Money Market Portfolio) computed according to the standardized and nonstandardized methods for the period ending December 31, 1997 are set forth in the following tables.

                                                                          STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS
                                                                         (taking into account all charges and fees)


---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVE                                     SUBACCOUNT        1 YEAR             5 YEAR             10 YEAR
                                                            INCEPTION
                                                            DATE (4)
=================================================================================================================================
Account GIS                                                   5/83            26.34%             17.33%              15.01%
---------------------------------------------------------------------------------------------------------------------------------
Account QB                                                    5/83             1.43%              4.83%               6.89%
---------------------------------------------------------------------------------------------------------------------------------
Account MM                                                    5/83            -1.05%              2.25%               4.22%
---------------------------------------------------------------------------------------------------------------------------------
Account TGIS                                                 12/87            24.62%             15.00%              13.14%
---------------------------------------------------------------------------------------------------------------------------------
Account TSB(1)                                               11/87            -2.34%              0.77%               3.12%
---------------------------------------------------------------------------------------------------------------------------------
Account TAS                                                  11/87            24.01%             15.03%              12.54%
---------------------------------------------------------------------------------------------------------------------------------
Account TB                                                   11/87            -1.81%              1.21%               2.11%
---------------------------------------------------------------------------------------------------------------------------------
FUND U
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                  5/16/83            19.41%             17.03%              14.71%
---------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                                   1/24/92            26.14%             17.44%              14.90% *
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust                                      5/16/83             9.96%              9.64%               8.63%
---------------------------------------------------------------------------------------------------------------------------------
Managed Assets Trust                                       5/16/83            14.64%             11.10%              11.38%
---------------------------------------------------------------------------------------------------------------------------------
American Odyssey Funds (CHART fee included)
---------------------------------------------------------------------------------------------------------------------------------
     Core Equity Fund                                       5/1/93            23.53%             15.50% *              ---
---------------------------------------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund                            5/1/93            -0.77%              7.37% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     Global High Yield Bond Fund                            5/1/93            -1.64%              1.20% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     Intermediate-Term Bond Fund                            5/1/93            -0.28%              2.07% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     International Equity Fund                              5/1/93            -2.72%              8.12% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     Long-Term Bond Fund                                    5/1/93             4.15%              4.27% *              ---
---------------------------------------------------------------------------------------------------------------------------------
American Odyssey Funds (no CHART fee included)
---------------------------------------------------------------------------------------------------------------------------------
     Core Equity Fund                                       5/1/93            24.91%             16.87% *              ---
---------------------------------------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund                            5/1/93             0.44%              8.69% *              ---
---------------------------------------------------------------------------------------------------------------------------------
     Global High Yield Bond Fund                            5/1/93            -0.35%              2.48% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     Intermediate-Term Bond Fund                            5/1/93             1.02%              3.35% *              ---
---------------------------------------------------------------------------------------------------------------------------------
     International Equity Fund                              5/1/93            -1.39%              9.47% *               ---
---------------------------------------------------------------------------------------------------------------------------------
     Long-Term Bond Fund                                    5/1/93             5.50%              5.57% *              ---
---------------------------------------------------------------------------------------------------------------------------------
Delaware Group Premium Fund Inc.:
---------------------------------------------------------------------------------------------------------------------------------
     REIT Series                                            5/1/98              ---                 ---                ---
---------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund :
---------------------------------------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                         5/1/98              ---                 ---                ---
---------------------------------------------------------------------------------------------------------------------------------
     Small Cap Portfolio                                    5/1/98              ---                 ---                ---
---------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Fund:
---------------------------------------------------------------------------------------------------------------------------------
     Equity Income Portfolio                                  7/93            21.35%             18.18% *              ---
---------------------------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                      1/24/92            16.78%             15.73%              13.91% *
---------------------------------------------------------------------------------------------------------------------------------
     High Income Portfolio                                 1/24/92            11.05%             11.64%              13.01% *
---------------------------------------------------------------------------------------------------------------------------------

                                                                               NONSTANDARDIZED TOTAL RETURNS
                                                                     (taking into account all charges and fees except
                                                               deferred sales charges and contract administrative charge)

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVE                                    FUND        1 YEAR             3 YEAR           5 YEAR         10 YEAR
                                                       INCEPTION
                                                        DATE (5)
====================================================================================================================================
Account GIS                                               5/83          31.52%             29.31%           18.11%         15.30%
------------------------------------------------------------------------------------------------------------------------------------
Account QB                                                5/83           6.58%              8.05%            5.88%          7.17%
------------------------------------------------------------------------------------------------------------------------------------
Account MM                                                5/83           4.10%              4.16%            3.38%          4.50%
------------------------------------------------------------------------------------------------------------------------------------
Account TGIS                                              1/88          29.69%             27.63%           15.80%         13.44%
------------------------------------------------------------------------------------------------------------------------------------
Account TSB(1)                                           11/87           2.81%              2.68%            1.95%          3.39%
------------------------------------------------------------------------------------------------------------------------------------
Account TAS                                              11/87          29.19%             25.71%           15.85%         12.84%
------------------------------------------------------------------------------------------------------------------------------------
Account TB                                               11/87           3.34%              1.56%            2.37%          2.38%
------------------------------------------------------------------------------------------------------------------------------------
FUND U
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                              5/16/83          24.58%             28.55%           17.81%         15.01%
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund                               1/24/92          31.32%             29.00%           18.22%         14.41% *
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Trust                                  5/16/83          15.12%             14.60%           10.56%          8.92%
------------------------------------------------------------------------------------------------------------------------------------
Managed Assets Trust                                   5/16/83          19.81%             19.11%           11.99%         11.67%
------------------------------------------------------------------------------------------------------------------------------------
American Odyssey Funds (CHART fee included)
------------------------------------------------------------------------------------------------------------------------------------
     Core Equity Fund                                   5/1/93          28.71%             27.83%           16.38% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund                        5/1/93           4.38%              8.32%            8.41% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Global High Yield Bond Fund                        5/1/93           3.51%              4.25%            2.43% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Intermediate-Term Bond Fund                        5/1/93           4.87%              6.04%            3.27% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     International Equity Fund                          5/1/93           2.43%             12.21%            9.14% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Long-Term Bond Fund                                5/1/93           9.31%              8.85%            5.40% *         ---
------------------------------------------------------------------------------------------------------------------------------------
American Odyssey Funds (no CHART fee included)
------------------------------------------------------------------------------------------------------------------------------------
     Core Equity Fund                                   5/1/93          30.09%             29.37%           17.72% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Emerging Opportunities Fund                        5/1/93           5.59%              9.67%            9.70% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Global High Yield Bond Fund                        5/1/93           4.80%              5.55%            3.67% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Intermediate-Term Bond Fund                        5/1/93           6.17%              7.37%            4.51% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     International Equity Fund                          5/1/93           3.76%             13.65%           10.46% *         ---
------------------------------------------------------------------------------------------------------------------------------------
     Long-Term Bond Fund                                5/1/93          10.66%             10.21%            6.66% *         ---
------------------------------------------------------------------------------------------------------------------------------------
Delaware Group Premium Fund Inc.:
------------------------------------------------------------------------------------------------------------------------------------
     REIT Series                                                         ---                ---               ---            ---
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Variable Investment Fund :
------------------------------------------------------------------------------------------------------------------------------------
     Capital Appreciation Portfolio                                      ---                ---               ---            ---
------------------------------------------------------------------------------------------------------------------------------------
     Small Cap Portfolio                                                 ---                ---               ---            ---
------------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Fund:
------------------------------------------------------------------------------------------------------------------------------------
     Equity Income Portfolio                             10/86          26.52%             23.96%           18.66%         15.27%
------------------------------------------------------------------------------------------------------------------------------------
     Growth Portfolio                                    10/86          21.95%             22.69%           16.54%         15.74% *
------------------------------------------------------------------------------------------------------------------------------------
     High Income Portfolio                                9/85          16.21%             15.95%           12.52%         11.41% *
------------------------------------------------------------------------------------------------------------------------------------

Fidelity's Variable Insurance Products Fund II:
-------------------------------------------------------------------------------------------------------------------------------
     Asset Manager Portfolio                                1/24/92            13.99%             10.64%              10.98% *
-------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Fund Inc.:
-------------------------------------------------------------------------------------------------------------------------------
     Salomon Brothers Variable Investors Fund                5/1/98              ---                ---                ---
-------------------------------------------------------------------------------------------------------------------------------
Templeton Variable Products Series Fund
-------------------------------------------------------------------------------------------------------------------------------
     Templeton Asset Allocation Fund                        1/24/92             8.93%             13.26%              12.48% *
-------------------------------------------------------------------------------------------------------------------------------
     Templeton Bond Fund                                    1/24/92            -3.91%              4.05%               4.39% *
-------------------------------------------------------------------------------------------------------------------------------
     Templeton Stock Fund                                   1/24/92             5.33%             15.31%              13.47% *
-------------------------------------------------------------------------------------------------------------------------------
Travelers Series Fund, Inc.:
-------------------------------------------------------------------------------------------------------------------------------
     Alliance Growth Portfolio                              2/13/95            22.29%             27.87% *             ---
-------------------------------------------------------------------------------------------------------------------------------
     MFS Total Return Portfolio                             2/13/95            14.52%             17.01% *             ---
-------------------------------------------------------------------------------------------------------------------------------
     Putnam Diversified Income Portfolio                    2/13/95             1.20%              7.34% *             ---
-------------------------------------------------------------------------------------------------------------------------------
     Smith Barney High Income Portfolio                     2/13/95             7.28%             11.12% *             ---
-------------------------------------------------------------------------------------------------------------------------------
     Smith Barney International Equity Portfolio            2/13/95            -3.80%              9.02% *             ---
-------------------------------------------------------------------------------------------------------------------------------
     Smith Barney Large Cap Value Portfolio                 2/13/95            19.89%             22.26% *             ---
-------------------------------------------------------------------------------------------------------------------------------
Travelers Series Trust :
-------------------------------------------------------------------------------------------------------------------------------
     Convertible Bond Portfolio                              5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     Disciplined Mid Cap Stock Portfolio                     5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     Disciplined Small Cap Stock Portfolio                   5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     MFS Mid Cap Growth Portfolio                            5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     MFS Research Portfolio                                  5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     Social Awareness Stock Portfolio                        5/1/92            20.53%             14.07%               ---
-------------------------------------------------------------------------------------------------------------------------------
     Strategic Stock Portfolio                               5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------
     U.S. Government Securities Portfolio                   1/24/92             6.08%              5.63%               ---
-------------------------------------------------------------------------------------------------------------------------------
     Utilities Portfolio                                       2/94            18.56%             13.21%               ---
-------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust
-------------------------------------------------------------------------------------------------------------------------------
     Warburg Pincus Emerging Markets Portfolio               5/1/98             ---                 ---                ---
-------------------------------------------------------------------------------------------------------------------------------

Fidelity's Variable Insurance Products Fund II:
-----------------------------------------------------------------------------------------------------------------------------------
     Asset Manager Portfolio                                 9/89          19.15%          15.92%          11.55%         11.33% *
-----------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Variable Series Fund Inc.:
-----------------------------------------------------------------------------------------------------------------------------------
     Salomon Brothers Variable Investors Fund              1/2/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Variable Products Series Fund
-----------------------------------------------------------------------------------------------------------------------------------
     Templeton Asset Allocation Fund                         8/88          14.09%          17.47%          14.11%         11.26% *
-----------------------------------------------------------------------------------------------------------------------------------
     Templeton Bond Fund                                     8/88           1.23%           7.49%           5.13%          6.07% *
-----------------------------------------------------------------------------------------------------------------------------------
     Templeton Stock Fund                                    8/88          10.49%          18.22%          16.13%         11.91% *
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Series Fund, Inc.:
-----------------------------------------------------------------------------------------------------------------------------------
     Alliance Growth Portfolio                            6/20/94          27.47%          29.43%          26.10% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
     MFS Total Return Portfolio                           6/20/94          19.69%          18.86%          15.08% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
     Putnam Diversified Income Portfolio                  6/20/94           6.36%           9.64%           8.37% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
     Smith Barney High Income Portfolio                   6/20/94          12.44%          13.54%          10.99% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
     Smith Barney International Equity Portfolio          6/20/94           1.35%           8.96%           6.15% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
     Smith Barney Large Cap Value Portfolio               6/20/94          25.07%          24.81%          20.05% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
Travelers Series Trust :
-----------------------------------------------------------------------------------------------------------------------------------
     Convertible Bond Portfolio                            5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     Disciplined Mid Cap Stock Portfolio                   5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     Disciplined Small Cap Stock Portfolio                 5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     MFS Mid Cap Growth Portfolio                          5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     MFS Research Portfolio                                5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     Social Awareness Stock Portfolio                      5/1/92          25.70%          25.19%          14.91%         14.69% *
-----------------------------------------------------------------------------------------------------------------------------------
     Strategic Stock Portfolio                             5/1/98           ---             ---             ---            ---
-----------------------------------------------------------------------------------------------------------------------------------
     U.S. Government Securities Portfolio                 1/24/92          11.24%          11.06%           6.66%          6.73% *
-----------------------------------------------------------------------------------------------------------------------------------
     Utilities Portfolio                                     2/94          23.74%          18.80%          14.31% *        ---
-----------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Trust
-----------------------------------------------------------------------------------------------------------------------------------
     Warburg Pincus Emerging Markets Portfolio                              ---             ---             ---            ---
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(1) Formerly The Travelers Timed Money Market Account for Variable Annuities (Account TMM).

(2)   Formerly Aggressive Stock Trust.

(3) Formerly American Odyssey Short-Term Bond Fund, the name, investment objective, and subadviser of this fund were changed pursuant to a shareholder vote effective May 1, 1998.

*     Figures represent period "Since Inception," as defined below.

(4) Subaccount Inception Date reflects the actual date that the underlying fund became available under the Separate Account, as determined by the effective date of the Separate Account's 1940 Act Registration Statement.

(5) Fund Inception Date reflects the date that the underlying fund commenced operations. For those funds that were in existence prior to the date that they became available under the Separate Account, the performance figures represent actual returns of the fund adjusted to reflect the charges that would have been assessed under the Separate Account during the period(s) shown. As illustrated herein, periods greater than 1 year reflect Hypothetical Adjusted Returns.

                             THE BOARD OF MANAGERS


           The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

Name                                              Present Position and Principal Occupation During Last Five Years
----                                              ----------------------------------------------------------------
*Heath B. McLendon                                Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
 Chairman and Member                              Chairman (1993-present), Smith Barney Strategy Advisors, Inc.; President
 388 Greenwich Street                             and Director (1994-present), Mutual Management Corp.; Director and New York,
 Age 64                                           New York President (1996-present), Travelers Investment Adviser, Inc.; Chairman and Director of forty-two investment companies associated with Smith
                                                  Barney; Chairman, Board of Trustees, Drew University; Advisory Director, First
                                                  Empire State Corporation; Chairman, Board of Managers, seven Variable Annuity
                                                  Separate Accounts of The Travelers Insurance Company+; Chairman, Board of
                                                  Trustees, five Mutual Funds sponsored by The Travelers Insurance Company++; prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.

  Knight Edwards                                  Of Counsel (1988-present), Edwards & Angell, Attorneys; Member, Advisory  Board
  Member                                          (1973-1994), thirty-one mutual funds sponsored by Keystone Group, Inc.; Member,
  2700 Hospital Trust Tower                       Board of Managers, seven Variable Annuity Separate Accounts of The Travelers
  Providence, Rhode Island                        Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
  Age 74                                          Insurance Company++.

  Robert E. McGill, III                           Retired manufacturing executive. Director (1983-1995), Executive Vice
  Member                                          President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                              Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts                     specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 66                                          (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                                  (insurance); Director (1995-present), CN Bioscience, Inc. (life/biotechnology products); Director (1995-present), Chemfab Corporation (specialty materials manufacturer); Member, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                                  Travelers Insurance Company++.

  Lewis Mandell                                   Dean, College of Business Administration (1995-present), Marquette
  Member                                          University; Professor of Finance (1980-1995) and Associate Dean (1993-1995),
  606 N. 13th Street                              School of Business Administration, and Director, Center for Research and
  Milwaukee, WI 53233                             Development in Financial Services (1980-1995), University of Connecticut; Director
  Age 55                                          (1992-present), GZA Geoenvironmental Tech, Inc. (engineering services); Member,
                                                  Board of Managers, seven Variable Annuity Separate Accounts of The Travelers
                                                  Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
                                                  Insurance Company++.

  Frances M. Hawk, CFA, CFP                       Private Investor, (1997-present), Portfolio Manager (1992-1997), HLM
  Member                                          Management Company, Inc. (investment management); Assistant Treasurer,
  222 Berkeley Street                             Pensions and Benefits. Management (1989-1992), United Technologies
  Boston, Massachusetts                           Corporation (broad-based designer and manufacturer of high technology
  Age 50                                          products); Member, Board of Managers, seven Variable Annuity Separate
                                                  Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance Company++.

  Ernest J. Wright                                Vice President and Secretary (1996-present), Assistant Secretary (1994-1996),
  Secretary to the Board                          Counsel (1987-present), The Travelers Insurance Company; Secretary, Board of
  One Tower Square                                Managers, seven Variable Annuity Separate Accounts  of The Travelers Insurance
  Hartford, Connecticut                           Company+; Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 57                                          Travelers Insurance Company++.

  Kathleen A. McGah                               Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board                Company; Assistant Secretary, Board of Managers, seven Variable Annuity
  One Tower Square                                Separate Accounts of The Travelers Insurance Company+; Assistant Secretary, Board
  Hartford, Connecticut                           of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company++.
  Age 47                                          Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

         * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

           The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

           Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

           Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Distribution and Management Agreements between the Company and Accounts TGIS, TSB, TAS and TB, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.


           The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:

         SEPARATE ACCOUNT                     1997                         1996                         1995
         ----------------                     ----                         ----                         ----
            GIS                          $   7,623,733                $   5,889,123                $   4,557,639
            QB                           $   2,144,373                $   2,322,938                $   2,119,384
            MM                           $   1,296,431                $   1,141,046                $   1,122,833
            U                            $  60,630,629                $  43,929,076                $  27,747,007
            TGIS                         $   2,750,311                $   2,727,368                $   1,986,950
            TSB                          $   1,092,109                $   1,217,057                $   1,860,151
            TAS                          $   1,191,956                $   1,196,757                $     906,250
            TB                           $      32,789                $      77,050                $     179,197


                              SECURITIES CUSTODIAN

           Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB, TAS and TB.

                            INDEPENDENT ACCOUNTANTS


           Financial statements as of and for the year ended December 31, 1997 of Accounts GIS, QB, MM, TGIS, TSB, TAS, TB and Fund U, included in the Annual Reports for each incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

           The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                          TRAVELERS INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------
    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
          THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------


                        GROUP VARIABLE ANNUITY CONTRACTS
                   ISSUED BY THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS
                   UNDER PENSION AND PROFIT-SHARING PROGRAMS

                                 May 1, 1998


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368.


                               TABLE OF CONTENTS

                                                                                              PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . .            2
     The Insurance Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2
     The Separate Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . .            2
     THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
       FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3
     THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES . . . . . . . . . . . . .            4

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
     TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . .            6

     WRITING COVERED CALL OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . .            6
     BUYING PUT AND CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            7
     MONEY MARKET INSTRUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           10

INVESTMENT MANAGEMENT AND ADVISORY SERVICES. . . . . . . . . . . . . . . . . . . . . . .           12
     Advisory and Subadvisory Fees . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
TAMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           13
TIMCO. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           14

VALUATION OF ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           15
THE BOARD OF MANAGERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           16
DISTRIBUTION AND MANAGEMENT SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . .           18
SECURITIES CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           18
INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           19
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY . . . . . . . . . . . . . . . . .         FS-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this Statement of Additional Information meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment Company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:     The primary objective of Account GIS is long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:      The primary objective of Account QB is current income,
                 moderate capital volatility and total return. Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.

                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques."

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
         1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER


Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 was 96%, 85% and 64%, respectively.


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that his action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired.

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for any short- term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.


PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1995, 1996 and 1997 was 138%, 176% and 196%, respectively. The marked increase in the portfolio turnover rate for 1995 was due to a restructuring of corporate bond positions in order to seek increased returns.


     DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract.
In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long- term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed;
(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments.
United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.


                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account GIS and QB, according to the terms of written Investment Advisory Agreements. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

1. provides that for investment management and advisory services, the Company will pay to TAMIC, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as investment adviser (see "Advisory and Subadvisory Fees" below:);

2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

4.       will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%.. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020; and $2,723,508 respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.

TIMCO became the subadvisor to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1995, 1996 and 1997 the advisory fees were $547,715, $576,329 and $529,458, respectively.


                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Accounts GIS and QB, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS and QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS and QB are concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209 and $0, respectively.
For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.


                                     TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge.
The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1995, 1996 and 1997 were $866,658, $890,690 and $818,411, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $600,869,008 were directed to certain brokers because of research services, of which $677,205 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 1997 commissions in the amounts of $71,521 and $22,730 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 8.7% and 2.8% of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey were 9.8% and 2.5%, respectively.



                              VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.


Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.


                             THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


Name                                  Present Position and Principal Occupation During Last Five Years
----                                  ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith  Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President and Director (1994-present), Mutual Funds Management Corp.;
  New York, New York                  President and Director (1996-present), Travelers Investment Adviser,
  Age 64                              Inc.; Chairman and Director of forty-two investment companies associated  with Smith Barney; Chairman, Board of Trustees, Drew
                                      University; Advisory Director, First Empire State Corporation;
                                      Chairman, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                      Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                      July 1993, Senior Executive Vice President of Shearson Lehman  Brothers
                                      Inc.

  Knight Edwards                      Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
  Member                              Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
  2700 Hospital Trust Tower           sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
  Providence, Rhode Island            Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Age 74                              Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                      Company.++

Robert E. McGill, III               Retired manufacturing executive. Director (1983-1995), Executive Vice
Member                              President (1989-1994) and Senior Vice President, Finance and
295 Hancock Street                  Administration  (1983-1989), The Dexter Corporation (manufacturer of
Williamstown, Massachusetts         specialty chemicals and materials); Vice Chairman (1990-1992), Director
Age 66                              (1983-1995), Life  Technologies, Inc. (life   science/biotechnology
                                    products);  Director, (1994-present), The Connecticut Surety Corporation
                                    (insurance); Director (1995-present), CN Bioscience (life
                                    science/biotechnology products); Director (1995-present), Chemfab
                                    Corporation (specialty materials manufacturer); Member, Board of
                                    Managers, seven Variable Annuity Separate Accounts of The Travelers
                                    Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++

Lewis Mandell                       Dean, College of Business Administration  (1995-present), Marquette
Member                              University;  Professor of Finance (1980-1995) and Associate Dean
606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
Milwaukee, WI 53233                 for Research and  Development in Financial Services (1980-1995),
Age 55                              University of Connecticut; Director (1992-present), GZA
                                    Geoenvironmental  Tech, Inc. (engineering services); Member, Board of
                                    Managers, seven Variable Annuity Separate Accounts of The Travelers
                                    Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                    Travelers Insurance Company.++

Frances M. Hawk, CFA, CFP           Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM
Member                              Management Company, Inc. (investment management); Assistant Treasurer,
222 Berkeley Street                 Pensions and Benefits. Management (1989-1992), United Technologies
Boston, Massachusetts               Corporation (broad-based designer and manufacturer of high technology
Age 50                              products); Member, Board of Managers, seven Variable Annuity Separate
                                    Accounts of The Travelers Insurance Company+; Trustee, five Mutual
                                    Funds sponsored by The Travelers Insurance Company.++

Ernest J. Wright                    Vice President and Secretary (1996 - present), Assistant Secretary
Secretary to the Board              (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
One Tower Square                    Secretary, Board of Managers, seven Variable Annuity Separate Accounts
Hartford, Connecticut               of The Travelers Insurance Company+; Secretary, Board of Trustees, five
Age 57                              Mutual Funds sponsored by The Travelers Insurance Company.++

Kathleen A. McGah                   Assistant Secretary and Counsel  (1995-present), The Travelers Insurance
Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
Age 47                              Travelers Insurance Company.++  Prior to January  1995, Counsel,  ITT
                                    Hartford Life Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio Trust, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

  * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.


                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:


                 SEPARATE ACCOUNT               1997               1996               1995
                      GIS                  $7,623,733         $5,889,123         $ 4,557,639
                      QB                   $2,144,373         $2,322,938         $ 2,119,384


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Account GIS and Account QB. The services provided to Account GIS and Account QB include primarily the examination of the Accounts' financial statements. Financial statements as of and for the year ended December 31, 1997 of Accounts GIS and QB, included in the Annual Report incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


                   THE 1997 FINANCIALS WILL BE INCLUDED HERE.

                                  THETRAVELERS

    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES AND
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs





L-11162S                                                       TIC Ed. 5-98
                                                               Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

------------------------------------------------------------------------------
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
------------------------------------------------------------------------------

                INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

                                  MAY 1, 1998

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368.



                                                          TABLE OF CONTENTS

                                                                                           PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS  . . . . . . . . . . . . . .       2
         The Insurance Company  . . . . . . . . . . . . . . . . . . . . . . . . . .       2
         The Separate Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . .       2
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . .       2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
 FOR VARIABLE ANNUITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       3
THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES   . . . . . . . . . . . .       4
DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNTS . . . . . . . . . . . . . . . . . . .       6
         WRITING COVERED CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . .       6
         BUYING PUT AND CALL OPTIONS  . . . . . . . . . . . . . . . . . . . . . . .       7
         FUTURES CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8
         MONEY MARKET INSTRUMENTS   . . . . . . . . . . . . . . . . . . . . . . . .      10
INVESTMENT MANAGEMENT AND ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . .      12
         Advisory and Subadvisory Fees  . . . . . . . . . . . . . . . . . . . . . .      13
TAMIC           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13
TIMCO           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      14
VALUATION OF ASSETS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
THE BOARD OF MANAGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16
DISTRIBUTION AND MANAGEMENT SERVICES  . . . . . . . . . . . . . . . . . . . . . . .      18
SECURITIES CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      19
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this SAI meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:              The primary objective of Account GIS is long-term
                          accumulation of principal through capital appreciation and retention of net investment income.
                          The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:               The primary objective of Account QB is current
                          income, moderate capital volatility and total return.
                          Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.


                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques".

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

         9.    Senior securities will not be issued.

         10.   Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 was 96% , 85% and 64%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.    Senior securities will not be issued.

         10.   Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1995, 1996 and 1997 was 138% ,176% and 196%, respectively. The marked increase in the portfolio turnover rate for 1995 and 1996 was due to a restructuring of corporate bond positions in order to seek increased return.


     DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract.
In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed;
(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on
demand.   In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks,

Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation ("TAMIC") furnishes investment management and advisory services to Account QB and GIS, according to the terms of written Investment Advisory Agreements. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TAMIC, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as investment adviser (see "Advisory and Subadvisory Fees" below);

         2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days' written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

         4.    will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020; and $2,723,508 respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.

TIMCO became the subadvisor to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1995, 1996 and 1997 the advisory fees were $547,715, $576,329 and $529,458, respectively.

                                     TAMIC

TAMIC, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Account QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account QB is concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The total brokerage commissions paid by Account QB for the fiscal years ended December 31, 1995, 1996 and 1997 were $549,540, $745,209 and $0, respectively.
For the fiscal year ended December 31, 1997, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

                                     TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge.
The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1995, 1996 and 1997 were $866,658, $890,690 and $818,411, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $600,869,008 were directed to certain brokers because of research services, of which $677,205 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services.
For the year ended December 31, 1997, commissions in the amounts of $71,521 and $22,730 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 8.7% and 2.8% of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey were 9.8% and 2.5%, respectively.

                              VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                             THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 *Heath B. McLendon                   Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                 Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street                President and Director (1994-present), Mutual Management Corp.;
  New York, New York                  Director and President (1996-present), Travelers Investment Adviser,
  Age 64                              Inc.; Chairman and Director of forty-two investment companies associated with Smith Barney; Chairman, Board of Trustees, Drew
                                      University; Advisory Director, First Empire State Corporation;
                                      Chairman, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                      Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                      July 1993, Senior Executive Vice President of Shearson Lehman Brothers
                                      Inc.

  Knight Edwards                      Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
  Member                              Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
  2700 Hospital Trust Tower           sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
  Providence, Rhode Island            Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Age 74                              Trustee, five Mutual Funds sponsored by The Travelers

                                      Insurance Company.++

  Robert E. McGill, III               Retired manufacturing executive.  Director (1983-1995), Executive Vice
  Member                              President (1989-1994) and Senior Vice President, Finance and
  295 Hancock Street                  Administration (1983-1989), The Dexter Corporation (manufacturer of
  Williamstown, Massachusetts         specialty chemicals and materials); Vice Chairman (1990-1992), Director
  Age 66                              (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), CN Bioscience, Inc. (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Lewis Mandell                       Dean, College of Business Administration (1995-present), Marquette
  Member                              University; Professor of Finance (1980-1995) and Associate Dean
  606 N. 13th Street                  (1993-1995), School of Business Administration, and Director, Center
  Milwaukee, WI 53233                 for Research and Development in Financial Services (1980-1995),
  Age 55                              University of Connecticut; Director (1992-present), GZA
                                      Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

  Frances M. Hawk, CFA, CFP           Private Investor, (1997-present); Portfolio Manager (1992-1997), HLM
  Member                              Management Company, Inc. (investment management); Assistant Treasurer,
  222 Berkeley Street                 Pensions and Benefits. Management (1989-1992), United Technologies
  Boston, Massachusetts               Corporation (broad- based designer and manufacturer of high technology
  Age 50                              products); Member, Board of Managers, seven Variable Annuity Separate
                                      Accounts  of The Travelers Insurance Company+; Trustee, five Mutual
                                      Funds sponsored by The Travelers Insurance Company.++

  Ernest J. Wright                    Vice President and Secretary (1996-present), Assistant Secretary
  Secretary to the Board              (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
  One Tower Square                    Secretary, Board of Managers, seven Variable Annuity Separate Accounts
  Hartford, Connecticut               of The Travelers Insurance Company+; Secretary, Board of Trustees, five
  Age 57                              Mutual Funds sponsored by The Travelers Insurance Company.++

  Kathleen A. McGah                   Assistant Secretary and Counsel (1995-present), The Travelers Insurance
  Assistant Secretary to the Board    Company; Assistant Secretary, Board of Managers, seven Variable Annuity
  One Tower Square                    Separate Accounts of The Travelers Insurance Company+; Assistant
  Hartford, Connecticut               Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 47                              Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.


+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

  * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between each Separate Account, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts, and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

 The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:


         SEPARATE ACCOUNT             1997                      1996                 1995
         ----------------             ----                      ----                 ----
               GIS                    $7,623,733            $5,889,123           $ 4,557,639

               QB                     $2,144,373            $2,322,938           $ 2,119,384


                              SECURITIES CUSTODIAN

 Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                            INDEPENDENT ACCOUNTANTS


Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Account GIS and Account QB. The services provided to Account GIS and Account QB include primarily the examination of the Accounts' financial statements. Financial statements as of and for the year ended December 31, 1997 of Accounts GIS and QB, included in the Annual Report incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


                   THE 1997 FINANCIALS WILL BE INCLUDED HERE.

                          THETRAVELERS (LOGO UMBRELLA)

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                      AND

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                     Individual Variable Annuity Contracts

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                             Individual Purchasers
















                                                              TIC Ed.5-98
L-11895S                                                      Printed in U.S.A.

                      STATEMENT OF ADDITIONAL INFORMATION

-------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

-------------------------------------------------------------------------------

                   GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS

                                  MAY 1, 1998


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 1998. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368.


                               TABLE OF CONTENTS

                                                                                   PAGE
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT   . . . . . . . . . . . . .    2
    The Insurance Company   . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
    The Separate Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . .    2
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT  . . . . . . . . . . . . . . . . . .    4
    WRITING COVERED CALL OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . .    4
    BUYING PUT AND CALL OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . .    5
    FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
    MONEY MARKET INSTRUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .    7
INVESTMENT MANAGEMENT AND ADVISORY SERVICES . . . . . . . . . . . . . . . . . . .   10
    Advisory and Subadvisory Fees   . . . . . . . . . . . . . . . . . . . . . . .   10
TAMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
TIMCO . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
    Brokerage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
VALUATION OF ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
THE BOARD OF MANAGERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
DISTRIBUTION AND MANAGEMENT SERVICES  . . . . . . . . . . . . . . . . . . . . . .   15
SECURITIES CUSTODIAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
FINANCIAL STATEMENTS - THE TRAVELERS INSURANCE COMPANY  . . . . . . . . . . . . .  F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS), which serves as the funding vehicle for the Variable Annuity contract described in the Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

Account GIS was established on September 22, 1967 and is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks) which are compatible with its stated investment policies.


                       INVESTMENT OBJECTIVE AND POLICIES

The investment objective and fundamental investment restrictions of Account GIS are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act. Additionally, in accomplishing its investment objectives, Account GIS uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques".

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of Account GIS will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
         1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long- term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1995, 1996 and 1997 were 96%, 85% and 64%, respectively.


           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                  TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange (the "Exchange"), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, Account GIS will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract.
In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. Account GIS will incur brokerage fees in connection with its futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, Account GIS realizes a gain; if it is more, Account GIS realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Account GIS realizes a gain; if less, a loss. While futures positions taken by Account GIS will usually be liquidated in this manner, Account GIS may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that Account GIS will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the Exchange and the Chicago Mercantile Exchange.

The investment adviser does not believe Account GIS to be a "commodity pool" as defined under the Commodity Exchange Act. Account GIS will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts which it has entered into. Account GIS will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities which it holds or which it expects to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of its hedging intent, Account GIS expects that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while Account GIS may benefit from the use of such futures, unanticipated changes in stock price movements may result in a poorer overall performance for Account GIS than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and Account GIS may be exposed to risk of loss. The investment adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment adviser may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by Account GIS is intended primarily to limit transaction and borrowing costs. At no time will Account GIS use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. However, the investment adviser believes that over time the value of Account GIS's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

Account GIS will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter- American Development Bank. Additionally, Account GIS does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account GIS must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed;
(3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, Account GIS will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                  INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Corporation (TAMIC) furnishes investment management and advisory services to Account GIS according to the terms of a written Investment Advisory Agreement. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998.

The agreement will continue in effect as described below in (3), as required by the 1940 Act. The agreement:

1. provides that for investment management and advisory services, the Company will pay TAMIC, on an annual basis, an advisory fee based on the current value of the assets of Account GIS (see "Advisory and Subadvisory Fees" below);

2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers of the Account or by vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of Account GIS. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to the agreement or interested persons of any party to the agreement, cast in person, at a meeting called for the purpose of voting on such approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement; and

4.       will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement, effective May 1, 1998, TAMIC is paid an amount equivalent on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment adviser, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,700,124; $2,079,020; and $2,723,508 respectively. Had the new advisory fee been in effect during 1997, the amount paid by GIS would have been $3,807,000.

TIMCO became the subadvisor to Account GIS effective May 1, 1998; therefore, there are no subadvisory fees for 1997 and earlier.

                                     TAMIC

TAMIC, an indirect wholly owned subadvisory of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates.

TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS and QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS and QB are concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

                                     TIMCO

TIMCO, an indirect wholly owned subsidiary of Travelers Group Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge.
The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


The total brokerage commissions paid by Account GIS for the fiscal years ended December 31, 1995, 1996 and 1997 were $866,658, $890,690 and $ 818,411, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $600,869,008 were directed to certain brokers because of research services, of which $677,205 was paid in commissions with respect to these transactions. No formula was used in placing such transactions, and no specific amount of transactions was allocated for research services. Commissions in the amount of $71,521 and $22,730 were paid to Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 8.7% and 2.8% of Account GIS's aggregate brokerage commissions paid to such brokers during 1997. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Smith Barney and Robinson Humphrey was 9.8% and 2.5%, respectively.


                              VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the Exchange. If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                             THE BOARD OF MANAGERS

The investments and administration of Account GIS are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Account. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.


 Name                                 Present Position and Principal Occupation During Last Five Years
 ----                                 ----------------------------------------------------------------
 * Heath B. McLendon                  Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
   Chairman and Member                Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
   388 Greenwich Street               President and Director (1994-present), Mutual Management Corp.;
   New York, New York                 President and Director (1996-present), Travelers Investment Adviser,
   Age 64                             Inc.; Chairman and Director of forty-two investment companies associated with Smith Barney; Chairman, Board of Trustees, Drew
                                      University; Advisory Director, First Empire State Corporation;
                                      Chairman, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                      Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                      July 1993, Senior Executive Vice President of Shearson Lehman Brothers
                                      Inc.



   Knight Edwards                     Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
   Member                             Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
   2700 Hospital Trust Tower          sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
   Providence, Rhode Island           Variable Annuity Separate Accounts of The Travelers Insurance Company+;
   Age 74                             Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                      Company.++


   Robert E. McGill, III              Retired manufacturing executive.  Director (1983-1995), Executive Vice
   Member                             President (1989-1994) and Senior Vice President, Finance and
   295 Hancock Street                 Administration (1983-1989), The Dexter Corporation (manufacturer of
   Williamstown, Massachusetts        specialty chemicals and materials); Vice Chairman (1990-1992), Director
   Age 66                             (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                      (insurance); Director (1995-present), CN Bioscience, Inc. (life science/biotechnology products); Director (1995-present), Chemfab
                                      Corporation (specialty materials manufacturer); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++


   Lewis Mandell                      Dean, College of Business Administration (1995-present), Marquette
   Member                             University; Professor of Finance (1980-1995) and Associate Dean
   606 N. 13th Street                 (1993-1995), School of Business Administration, and Director, Center
   Milwaukee, WI 53233                for Research and Development in Financial Services (1980-1995),
   Age 55                             University of Connecticut; Director (1992-present), GZA
                                      Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                      Managers, seven Variable Annuity Separate Accounts of The Travelers
                                      Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                      Travelers Insurance Company.++

   Frances M. Hawk, CFA, CFP          Private Investor, (1997 to present); Portfolio Manager (1992-1997), HLM
   Member                             Management Company, Inc. (investment management); Assistant Treasurer,
   222 Berkeley Street                Pensions and Benefits. Management (1989-1992), United Technologies
   Boston, Massachusetts              Corporation (broad- based designer and manufacturer of high technology
   Age 50                             products); Member, Board of Managers, seven Variable Annuity Separate
                                      Accounts  of The Travelers Insurance Company+; Trustee, five Mutual
                                      Funds sponsored by The Travelers Insurance Company.++


   Ernest J. Wright                   Vice President and Secretary (1996-present); Assistant Secretary
   Secretary to the Board             (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
   One Tower Square                   Secretary, Board of Managers, seven Variable Annuity Separate Accounts
   Hartford, Connecticut              of The Travelers Insurance Company+; Secretary, Board of Trustees, five
   Age 57                             Mutual Funds sponsored by The Travelers Insurance Company.++



   Kathleen A. McGah                  Assistant Secretary and Counsel (1995-present), The Travelers Insurance
   Assistant Secretary to the Board   Company; Assistant Secretary, Board of Managers, seven Variable Annuity
   One Tower Square                   Separate Accounts of The Travelers Insurance Company+; Assistant
   Hartford, Connecticut              Secretary, Board of Trustees, five Mutual Funds sponsored by The
   Age 47                             Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                      Hartford Life Insurance Company.

   + These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

   ++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

   * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                      DISTRIBUTION AND MANAGEMENT SERVICES

Under the terms of a Distribution and Management Agreement between Account GIS, the Company and Tower Square Securities, Inc., the Company provides all sales and administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.


The Company received $4,557,639, $5,889,123 and $7,623,733 from Account GIS during the fiscal years ended December 31, 1995, 1996 and 1997, respectively, for services provided under the Distribution and Management Agreement.


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Account GIS.


                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Account GIS. The services provided to Account GIS include primarily the examination of the Account's financial statements. Financial statements as of and for the year ended December 31, 1997 of Account GIS, included in the Annual Report incorporated by reference in this SAI, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, have been included herein in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

                   THE 1997 FINANCIALS WILL BE INCLUDED HERE.

                          TheTRAVELERS (logo umbrella)

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                      Pension and Profit-Sharing Programs
                              Section 403(b) Plans





L-11161S                                                   TIC  Ed. 5-98
                                                           Printed in U.S.A.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                   1997      1996      1995
                                                                 ------    ------    ------
REVENUES
Premiums                                                         $1,583    $1,387    $1,504
Net investment income                                             2,037     1,950     1,884
Realized investment gains                                           199        65       106
Other revenues                                                      354       284       204
-------------------------------------------------------------------------------------------
   Total Revenues                                                $4,173    $3,686    $3,698
-------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                             1,341     1,187     1,206
Interest credited to contractholders                                829       863       997
Amortization of deferred acquisition costs and value of
  insurance in force                                                293       281       290
General and administrative expenses                                 427       380       368
-------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                    2,890     2,711     2,861
-------------------------------------------------------------------------------------------

Income from continuing operations before federal income taxes     1,283       975       837
-------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                                  434       284       233
   Deferred                                                          10        58        57
-------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                       444       342       290
-------------------------------------------------------------------------------------------

Income from continuing operations                                   839       633       547
-------------------------------------------------------------------------------------------
Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $0 and $18)           --        --        72
   Gain on disposition (net of taxes of $0, $14 and $68)             --        26       131
-------------------------------------------------------------------------------------------
   Income from Discontinued Operations                               --        26       203
-------------------------------------------------------------------------------------------

Net income                                                          839       659       750
Retained earnings beginning of year                               2,471     2,312     1,562
Dividends to parent                                                 500       500        --
-------------------------------------------------------------------------------------------
   Retained Earnings End of Year                                 $2,810    $2,471    $2,312
===========================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)


December 31,                                                      1997       1996
----------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,
$20,682; $19,284)                                               $21,511    $19,637
Equity securities, at fair value (cost, $480; $330)                 512        338
Mortgage loans                                                    2,869      2,920
Real estate held for sale                                           134        297
Trading securities, at market value                                 800         --
Policy loans                                                      1,872      1,910
Short-term securities                                             1,102        902
Other invested assets                                             1,702      1,253
----------------------------------------------------------------------------------
   Total Investments                                            $30,502    $27,257
----------------------------------------------------------------------------------

Cash                                                                 58         74
Investment income accrued                                           338        355
Premium balances receivable                                         106        105
Reinsurance recoverables                                          4,339      3,858
Deferred acquisition costs and value of insurance in force        2,312      2,133
Separate and variable accounts                                   11,319      8,127
Other assets                                                      1,052      1,064
----------------------------------------------------------------------------------
   Total Assets                                                 $50,026    $42,973
----------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                             14,913     14,189
Future policy benefits                                           12,569     11,762
Policy and contract claims                                          378        536
Trading securities sold not yet purchased, at market value          462         --
Separate and variable accounts                                   11,309      8,115
Commercial paper                                                     --         50
Deferred federal income taxes                                       409         57
Other liabilities                                                 2,661      1,936
----------------------------------------------------------------------------------
   Total Liabilities                                            $42,701    $36,645
----------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                            100        100
Additional paid-in capital                                        3,187      3,170
Retained earnings                                                 2,810      2,471
Unrealized investment gains, net of taxes                         1,228        587
----------------------------------------------------------------------------------
   Total Shareholder's Equity                                   $ 7,325    $ 6,328
----------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                   $50,026    $42,973
==================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                                                $  1,519    $  1,387     $  1,346
   Net investment income received                                                       2,059       1,910        1,855
   Other revenues received                                                                180         131           90
   Benefits and claims paid                                                            (1,230)     (1,060)        (846)
   Interest credited to contractholders                                                  (853)       (820)        (960)
   Operating expenses paid                                                               (445)       (343)        (615)
   Income taxes paid                                                                     (368)       (328)         (63)
   Trading account investments, (purchases) sales, net                                    (54)         --           --
   Other                                                                                   18         (70)        (137)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           826         807          670
      Net cash used in discontinued operations                                             --        (350)        (596)
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                                                $    826    $    457     $     74
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                                                  2,259       1,928        1,974
      Mortgage loans                                                                      663         917          680
   Proceeds from sales of investments
      Fixed maturities                                                                  7,592       9,101        6,773
      Equity securities                                                                   341         479          379
      Mortgage loans                                                                      207         178          704
      Real estate held for sale                                                           169         210          253
   Purchases of investments
      Fixed maturities                                                                (11,143)    (11,556)     (10,748)
      Equity securities                                                                  (483)       (594)        (305)
      Mortgage loans                                                                     (771)       (470)        (144)
   Policy loans, net                                                                       38         (23)        (325)
   Short-term securities, (purchases) sales, net                                           (2)        498          291
   Other investments, (purchases) sales, net                                             (260)       (137)        (267)
   Securities transactions in course of settlement                                        311         (52)         258
   Net cash provided by investing activities of discontinued operations                    --         348        1,425
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by (used in) Investing Activities                               $ (1,079)   $    827     $    948
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                                                    (50)        (23)          (1)
   Contractholder fund deposits                                                         3,544       2,493        2,705
   Contractholder fund withdrawals                                                     (2,757)     (3,262)      (3,755)
   Dividends to parent company                                                           (500)       (500)          --
   Other                                                                                   --           9           --
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by (used in) Financing Activities                            $    237    $ (1,283)    $ (1,051)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      $    (16)   $      1     $    (29)
----------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                 $     58    $     74     $     73
======================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Salomon Smith Barney, an affiliate of the Company, and a nationwide network of independent agents. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

   - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of approximately 80,000 full and part-time independent agents.

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date was accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1997 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Accounting Changes

   EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

   In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 are not expected to have a material impact on the results of operations, financial condition or liquidity.

   ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

   Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR STOCK-BASED COMPENSATION

   In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and has included in the notes to consolidated financial statements the pro-forma disclosures required by FAS 123. See Note 9. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

   Accounting Policies

   INVESTMENTS

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities are carried at market value. Realized and unrealized gains and losses on trading securities are included in investment income.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1997 and 1996. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for long-term care business, a 10- to 20-year period is used, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.45%.

   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   Future Application of Accounting Standards

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

   In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS 131.

2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

   On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction . Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash, an after-tax gain of $111 million was recognized. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

   All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's Managed Care and Employee Benefit Operations (MCEBO) segment prior to 1995. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations were insignificant for the year ended December 31, 1996 and $1.2 billion for the year ended December 31, 1995.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect wholly owned subsidiary of the Company, to TIGI as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

3. COMMERCIAL PAPER AND LINES OF CREDIT

   The Company issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1997 and $50 million was outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1997 or 1996.

   Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility that expires in 2001. At December 31, 1997, $50 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1997, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1997 and 1996. If the Company had borrowings on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

\                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. During 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below ($ in millions):

       ---------------------------------------------------------------------
       WRITTEN PREMIUMS                         1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,148    $1,982    $2,166
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (280)     (284)     (374)
          Non-affiliated companies               (273)     (309)     (302)
       ---------------------------------------------------------------------
       Total Net Written Premiums              $1,596    $1,394    $1,490
       =====================================================================

       ---------------------------------------------------------------------
       EARNED PREMIUMS                          1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,170    $1,897    $2,067
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (321)     (219)     (283)
          Non-affiliated companies               (291)     (315)     (298)
       ---------------------------------------------------------------------
       Total Net Earned Premiums               $1,559    $1,368    $1,486
       =====================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 1997 and 1996 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

       ----------------------------------------------------------
       REINSURANCE RECOVERABLES                1997      1996
       ----------------------------------------------------------
       Life and Accident and Health
       Business:
          Non-affiliated companies             $1,362    $1,497
       Property-Casualty Business:
          Affiliated companies                  2,977     2,361
       ----------------------------------------------------------
       Total Reinsurance Recoverables          $4,339    $3,858
       ==========================================================

   Total reinsurance recoverables at December 31, 1997 and 1996 include $697 million and $720 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 2.

5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   The increase of $17 million in additional paid-in capital during 1997 is due to tax benefits related to exercising Travelers Group stock options by the Company's employees.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $754 million, $656 million, and $235 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Company's statutory capital and surplus was $4.12 billion and $3.44 billion at December 31, 1997 and 1996, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $551 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

   These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $625 million and $169 million, respectively, and a deferred gain of $.7 million and a deferred loss of $4.1 million and a deferred gain of $1.2 million, and a deferred loss of $.1 million, respectively. Total losses of $5.8 million and gains of $2.0 million from financial futures were deferred at December 31, 1997 and 1996, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

   The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $0 and $1 million at December 31, 1997 and 1996, respectively.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1997 and 1996, investments in fixed maturities had a carrying value and a fair value of $21.5 billion and $19.6 billion, respectively. See Notes 1 and 13.

   At December 31, 1997 and 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

   The carrying values of $143 million and $174 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $2.0 billion and $850 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1997, contractholder funds with defined maturities had a carrying value of $2.3 billion and a fair value of $2.3 billion, compared with a carrying value of $1.4 billion and a fair value of $1.5 billion at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $260 million and $260 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $217 million and $217 million, respectively, at December 31, 1996. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $208 million and $204 million, respectively, at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The carrying values of cash, short-term securities, trading securities, investment income accrued, trading securities sold not purchased, and commercial paper approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1997, 1996 and 1995.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of TIGI and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $725 million and $196 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the consolidated balance sheet.

   The Company sells structured settlement annuities to The Travelers Indemnity Company in connection with the settlement of certain policyholder obligations. Such deposits were $88 million, $40 million, and $38 million for 1997, 1996 and 1995, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney. Premiums and deposits related to these products were $1.0 billion, $820 million, and $583 million in 1997, 1996 and 1995, respectively.

   At December 31, 1996, the Company had an investment of $22 million in bonds of its affiliate, CCC. This was included in fixed maturities in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company had an investment of $1.15 billion and $648 million in common stock of Travelers Group at December 31, 1997 and 1996, respectively. This investment is carried at fair value.

   The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program all employees meeting certain requirements have been granted Travelers Group stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Travelers Group plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Travelers Group stock options, net income would have been the pro forma amounts indicated below:

      -----------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,             1997        1996         1995
      ($ IN MILLIONS)
      -----------------------------------------------------------------------
      Net income, as reported              $839         $659        $750
      -----------------------------------------------------------------------
      FAS 123 pro forma adjustments,         (9)          (3)         (1)
      after tax
      -----------------------------------------------------------------------
      Net income, pro forma                $830         $656        $749

   The Company has an interest rate cap agreement with Travelers Group. See Note 6.

10. LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $15 million, $24 million, and $22 million in 1997, 1996 and 1995, respectively.

       --------------------------------------------------
       YEAR ENDING DECEMBER 31,       MINIMUM OPERATING
       ($ in millions)                 RENTAL PAYMENTS
       --------------------------------------------------
       1998                                 $  49
       1999                                    44
       2000                                    43
       2001                                    45
       2002                                    43
       Thereafter                             337
       --------------------------------------------------
       Total Rental Payments                 $561
       ==================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Future sublease rental income of approximately $73 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $218 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

11. FEDERAL INCOME TAXES

       EFFECTIVE TAX RATE
       ---------------------------------------------------------------------
       For The Year Ended December 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       Income Before Federal Income Taxes     $1,283     $ 975      $ 837
       Statutory Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------
       Expected Federal Income Taxes            449        341        293
       Tax Effect of:
          Non-taxable investment income          (4)        (3)        (4)
          Other, net                             (1)         4          1
       =====================================================================
       Federal Income Taxes                   $ 444      $ 342      $ 290
       =====================================================================
       Effective Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------

       COMPOSITION OF FEDERAL INCOME TAXES
       Current:
          United States                       $ 410       $ 263     $ 220
          Foreign                                24          21        13
       ---------------------------------------------------------------------
          Total                                 434         284       233
       ---------------------------------------------------------------------
       Deferred:
          United States                          10          57        52
          Foreign                                --           1         5
       ---------------------------------------------------------------------
          Total                                  10          58        57
       ---------------------------------------------------------------------
       Federal Income Taxes                   $ 444       $ 342     $ 290
       =====================================================================

   Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1997, 1996 and 1995 were $17 million, $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)                                                  1997        1996
                                                                -------     -------
Deferred Tax Assets:
   Benefit, reinsurance and other reserves                       $  550      $  510
   Contractholder funds                                              11          32
   Operating lease reserves                                          68          71
   Other employee benefits                                          102         104
   Other                                                            139         121
-----------------------------------------------------------------------------------
      Total                                                         870         838
-----------------------------------------------------------------------------------
Deferred Tax Liabilities:
   Deferred acquisition costs and value of                          608         571
   insurance in force
   Investments, net                                                 484         131
   Other                                                             87          93
-----------------------------------------------------------------------------------
      Total                                                       1,179         795
-----------------------------------------------------------------------------------
Net Deferred Tax (Liability) Asset Before Valuation Allowance      (309)         43
Valuation Allowance for Deferred Tax Assets                        (100)       (100)
-----------------------------------------------------------------------------------
Net Deferred Tax Liability After Valuation Allowance             $ (409)     $  (57)
-----------------------------------------------------------------------------------

   Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1997, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)





12. NET INVESTMENT INCOME

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       GROSS INVESTMENT INCOME
          Fixed maturities                     $1,460   $1,387     $1,248
          Mortgage loans                          291      334        419
          Policy loans                            137      156        166
          Real estate held for sale                88       94        111
          Other, including trading                150       77         97
          securities
       ---------------------------------------------------------------------
                                                2,126    2,048      2,041
       ---------------------------------------------------------------------
       Investment expenses                         89       98        157
       ---------------------------------------------------------------------
       Net investment income                   $2,037   $1,950     $1,884
       ---------------------------------------------------------------------


13. INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       REALIZED INVESTMENT GAINS
          Fixed maturities                       $71      $(63)      $(43)
          Equity securities                       (9)       47         36
          Mortgage loans                          59        49         47
          Real estate held for sale               67        33         18
          Other                                   11        (1)        48
       ---------------------------------------------------------------------
             Total Realized Investment Gains    $199       $65       $106
       ---------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       -------------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,              1997      1996      1995
       ($ in millions)
       -------------------------------------------------------------------------
       UNREALIZED INVESTMENT GAINS
          Fixed maturities                         $  446    $ (323)    $1,974
          Equity securities                            25       (35)        46
          Other                                       520       220        200
       -------------------------------------------------------------------------
             Total Realized Investment Gains          991      (138)     2,220
       -------------------------------------------------------------------------

          Related taxes                               350       (43)       778
       -------------------------------------------------------------------------
          Change in unrealized investment gains
          (losses)                                    641       (95)     1,442
          Balance beginning of year                   587       682       (760)
       -------------------------------------------------------------------------
             Balance End of Year                   $1,228    $  587     $  682
       -------------------------------------------------------------------------

   Included in Other are gains of $506 million, $203 million and $214 million for 1997, 1996 and 1995, respectively, related to appreciation of Travelers Group stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $7.6 billion, $10.2 billion and $6.8 billion in 1997, 1996 and 1995, respectively. Gross gains of $170 million, $107 million and $80 million and gross losses of $99 million, $175 million and $124 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $5.1 billion and $4.6 billion at December 31, 1997 and 1996, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------
DECEMBER 31, 1997                                         GROSS       GROSS
($ in millions)                              AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                COST      GAINS       LOSSES     VALUE
---------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                     $ 3,842    $   124    $     2    $ 3,964
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                      1,580        149          1      1,728
   Obligations of states, municipalities
   and political subdivisions                       78          8         --         86
   Debt securities issued by
   foreign governments                             622         31          4        649
   All other corporate bonds                    14,548        547         24     15,071
   Redeemable preferred stock                       12          1         --         13
---------------------------------------------------------------------------------------
      Total Available For Sale                 $20,682        860         31    $21,511
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
DECEMBER 31, 1996                                           GROSS      GROSS
($ in millions)                               AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                 COST       GAINS      LOSSES     VALUE
----------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                      $ 3,821    $    71    $    23    $ 3,869
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                       1,329         56          4      1,381
   Obligations of states, municipalities and
   political subdivisions                            89          1          1         89
   Debt securities issued by foreign
   governments                                      618         26          3        641
   All other corporate bonds                     13,421        273         43     13,651
   Redeemable preferred stock                         6         --         --          6
----------------------------------------------------------------------------------------
      Total Available For Sale                  $19,284    $   427    $    74    $19,637
----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       ----------------------------------------------------------
       ($ in millions)                       AMORTIZED   FAIR
                                               COST      VALUE
       ----------------------------------------------------------
       MATURITY:
          Due in one year or less            $ 1,184     $ 1,191
          Due after 1 year through 5 years     5,200       5,335
          Due after 5 years through 10 years   5,332       5,515
          Due after 10 years                   5,124       5,506
       ---------------------------------------------------------
                                              16,840      17,547
       ---------------------------------------------------------
          Mortgage-backed securities           3,842       3,964
       ---------------------------------------------------------
             Total Maturity                  $20,682     $21,511
       ---------------------------------------------------------

   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 1997 and 1996, the Company held CMOs classified as available for sale with a fair value of $2.1 billion and $2.0 billion, respectively. Approximately 72% and 88%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996. In addition, the Company held $1.9 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1997 and 1996, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Equity Securities
   The cost and fair values of investments in equity securities were as follows:

   -----------------------------------------------------------------------------
   EQUITY SECURITIES:
                                                   GROSS      GROSS
   ($ in millions)                              UNREALIZED  UNREALIZED     FAIR
                                         COST      GAINS      LOSSES       VALUE
   -----------------------------------------------------------------------------
   DECEMBER 31, 1997
      Common stocks                      $179       $ 34       $ 11        $202
      Non-redeemable preferred stocks     301         13          4         310
   -----------------------------------------------------------------------------
         Total Equity Securities         $480       $ 47       $ 15        $512
   -----------------------------------------------------------------------------

   DECEMBER 31, 1996
      Common stocks                      $212       $ 39       $ 30        $221
      Non-redeemable preferred stocks     118          2          3         117
   -----------------------------------------------------------------------------
         Total Equity Securities         $330       $ 41       $ 33        $338
   -----------------------------------------------------------------------------

   Proceeds from sales of equity securities were $341 million, $487 million and $379 million in 1997, 1996 and 1995, respectively. Gross gains of $53 million, $64 million and $27 million and gross losses of $62 million, $11 million and $2 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Mortgage Loans and Real Estate Held For Sale

   Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

   At December 31, 1997 and 1996, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

       ----------------------------------------------------------
                                               1997      1996
       ----------------------------------------------------------
       Current Mortgage Loans                $2,866     $2,869
       Underperforming Mortgage Loans             3         51
       ----------------------------------------------------------
          Total                               2,869      2,920
       ----------------------------------------------------------

       Real Estate Held For Sale                134        297
       ----------------------------------------------------------
          Total                              $3,003     $3,217
       ----------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

       ------------------------------------------------
       YEAR ENDING DECEMBER 31,
       ($ in millions)
       ------------------------------------------------
       Past Maturity                          $   54
       1998                                      243
       1999                                      252
       2000                                      321
       2001                                      393
       2002                                      121
       Thereafter                              1,485
       ------------------------------------------------
          Total                               $2,869
       ================================================

   Joint Venture

   In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. The Company and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts.

   Trading Securities

   Trading securities are held in a special purpose subsidiary, Tribeca Investments LLC.

       -----------------------------------------------------
       TRADING SECURITIES OWNED                      1997
       Merger arbitrage                              $352
       Convertible bond arbitrage                     370
       Other                                           78
       -----------------------------------------------------
          Total                                      $800
       -----------------------------------------------------

       TRADING SECURITIES SOLD NOT YET PURCHASED

       Merger arbitrage                              $213
       Convertible bond arbitrage                     249
       -----------------------------------------------------
          Total                                      $462
       -----------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Concentrations

   At December 31, 1997 and 1996, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

   The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

   Included in fixed maturities are below investment grade assets totaling $1.4 billion and $1.1 billion at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

   The Company had concentrations of investments, primarily fixed maturities, in the following industries:

       -------------------------------------------------
       ($ in millions)                1997      1996
       -------------------------------------------------
       Banking                        $2,215   $1,959
       Finance                         1,556    1,823
       Electric Utilities              1,377    1,093
       Asset-Backed Credit Cards         778      688
       -------------------------------------------------

   Below investment grade assets included in the preceding table were not significant.

   At December 31, 1997 and 1996, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       -------------------------------------------------
       ($ in millions)                 1997      1996
       -------------------------------------------------
       California                       $794     $643
       New York                          310      297
       -------------------------------------------------

   Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $284 million and $258 million at December 31, 1997 and 1996, respectively.

   Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

       -------------------------------------------------
       ($ in millions)                 1997     1996
       -------------------------------------------------
       Office                         $1,382   $1,208
       Agricultural                      771      693
       Apartment                         204      291
       Hotel                             201      217
       -------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   Non-Income Producing Investments

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   Restructured Investments

   The Company had mortgage loans and debt securities that were restructured at below market terms totaling approximately $7 million and $18 million at December 31, 1997 and 1996, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $.9 million in 1997 and $5 million in 1996. Interest on these assets, included in net investment income, aggregated $.2 million and $2 million in 1997 and 1996, respectively.

14. DEPOSIT FUNDS AND RESERVES

   At December 31, 1997, the Company had $24.0 billion of life and annuity deposit funds and reserves. Of that total, $13.0 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.0 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.2 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.8%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.8 billion of liabilities are surrenderable without charge. More than 16.8% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

   The following table reconciles net income to net cash provided by operating activities:

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                       1997       1996      1995
($ in millions)
--------------------------------------------------------------------------------
Net Income From Continuing Operations                 $ 839     $ 633     $ 547
   Adjustments to reconcile net income to
   net cash provided by operating activities:
      Realized gains                                   (199)      (65)     (106)
      Deferred federal income taxes                      10        58        57
      Amortization of deferred policy
      acquisition costs and value of
      insurance in force                                293       281       290
      Additions to deferred policy
      acquisition costs                                (471)     (350)     (454)
      Investment income accrued                          14         2        (9)
      Premium balances receivable                         3        (6)       (8)
      Insurance reserves and accrued expenses           131        (1)      291
      Other                                             206       255        62
--------------------------------------------------------------------------------
      Net cash provided by operating activities         826       807       670
      Net cash used in discontinued operations           --      (350)     (596)
      Net cash provided by operations                 $ 826     $ 457     $  74
--------------------------------------------------------------------------------


16. NON-CASH INVESTING AND FINANCING ACTIVITIES

   Significant noncash investing and financing activities include: a) the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997; b) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 2); c) the 1995 return of capital of Transport to TIGI (see Note 2); d) the acquisition of real estate through foreclosures of mortgage loans amounting to $10 million, $117 million and $97 million in 1997, 1996 and 1995, respectively;
   e) the acceptance of purchase money mortgages for sales of real estate aggregating $4 million, $23 million and $27 million in 1997, 1996 and 1995, respectively.

                                  THETRAVELERS

                                 THE TRAVELERS

                               VARIABLE ANNUITIES

                INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS

                                   Issued By

                        THE TRAVELERS INSURANCE COMPANY

                          PENSION AND PROFIT-SHARING,

                      SECTION 403(b) AND SECTION 408, AND

                         DEFERRED COMPENSATION PROGRAMS




L-11165S                                                       TIC  Ed. 5-98
                                                               Printed in U.S.A.

                                     PART C

                               OTHER INFORMATION

Item 28.  Financial Statements and Exhibits

(a) The financial statements of the Registrant, as well as of The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities, The Travelers Timed Bond Account for Variable Annuities and The Travelers Fund U for Variable Annuities, and the Reports of Independent Accountants thereto, are in the Annual Reports for the respective Accounts and are incorporated into the Statement of Additional Information by reference. For each of the Accounts, these financial statements include as applicable:

                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended
                   December 31, 1997 and 1996
                 Statement of Investments as of December 31, 1997
                 Notes to Financial Statements

         The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Auditors are contained in the Statements of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

                 Consolidated Statements of Income and Retained Earnings for
                    the years ended December 31, 1997, 1996 and 1995
                 Consolidated Balance Sheets as of December 31, 1997 and 1996 Consolidated Statements of Cash Flows for the years ended
                    December 31, 1997, 1996 and 1995
                 Notes to Consolidated Financial Statements

(b)  Exhibits

1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post- Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post- Effective Amendment No. 67 to the Registration Statement on Form N-4 filed April 19, 1996.)

3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

4. Form of Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

4(a) Form of Investment Sub-Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 4(b) to Post- Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

5(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.). (Incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

6. Example of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post- Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

8(a). Charter of The Travelers Insurance Company, as amended on October 19, 1995. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2 , File No. 33- 58677 , filed via EDGAR on April 18, 1995.)

8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1995. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33- 58677, filed via EDGAR on April 18, 1995.)

12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 69 to the Registration Statement on Form N-3 filed April 29, 1997.)

13(a).   Consent of Coopers & Lybrand L.L.P., Independent Accountants.

13(b).   Consent of KPMG Peat Marwick LLP, Independent Certified Public
         Accountants.

16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

18(a). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

18(b). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.. (Incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

18(c). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 18(c) to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3, filed April 27, 1995.)

27.      Financial Data Schedule.

Item 29.  Directors and Officers of The Travelers Insurance Company

Name and Principal                                          Positions and Offices                      Positions and Offices
Business Address                                            with Insurance Company                     with Registrant
-------------------------------------------------------     ----------------------                     ---------------
Michael A. Carpenter*                                        Director, Chairman of the Board                  ----
                                                             President and Chief Executive Officer
Jay S. Benet*                                                Director and Senior Vice President               ----
George C. Kokulis*                                           Director and Senior Vice President               ----
Robert I. Lipp*  Director                                                                                     ----
Ian R. Stuart*                                               Director, Senior Vice President,
                                                             Chief Financial Officer, Chief
                                                             Accounting Officer and Controller
Katherine M. Sullivan*                                       Director and Senior Vice President               ----
                                                             and General Counsel
Marc P. Weill**                                              Director and Senior Vice President               ----
Stuart Baritz**                                              Senior Vice President                            ----
Jay S. Fishman*                                              Senior Vice President                            ----
Elizabeth C. Georgakopoulos*                                 Senior Vice President                            ----
Barry Jacobson*                                              Senior Vice President                            ----
Russell H. Johnson*                                          Senior Vice President                            ----
Warren H. May*                                               Senior Vice President                            ----
Christine M. Modie*                                          Senior Vice President                            ----
David A. Tyson*                                              Senior Vice President                            ----
F. Denney Voss*                                              Senior Vice President                            ----
Paula Burton*                                                Vice President                                   ----
Virginia M. Meany*                                           Vice President                                   ---
Segal Ehrlich*                                               Vice President and Actuary                       ----
Donald R. Munson, Jr.*                                       Second Vice President                            ----
Ernest J. Wright*                                            Vice President and Secretary                     Secretary to the
                                                                                                              Board of Managers
Kathleen A. McGah*                                           Assistant Secretary and Counsel                  Assistant Secretary to
                                                                                                              the Board of Managers
David A. Golino                                              Second Vice President                            Principal Accounting
                                                                                                              Officer


Principal Business Address:
*   The Travelers Insurance Company                                   **  Travelers Group Inc.
    One Tower Square                                                      388 Greenwich Street
    Hartford, CT  06183                                                   New York, N.Y. 10013

Item 30. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Incorporated herein by reference to Item 26 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-73466 filed April 10, 1998.

Item 31.  Number of Contract Owners

As of March 1, 1998, 40,119 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 32.  Indemnification

Pursuant to the provisions of Article VI of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, and the officers and employees of the Registrant in accordance with the standards established by Section 33-770 of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Section 33-770 of the Connecticut General Statutes regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33.  Business and Other Connections of Investment Adviser and Sub-Adviser


Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Fund's Investment Adviser, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------
Marc P. Weill                      Director and Chairman                  Senior Vice President **
David A. Tyson                     Director, President and                Senior Vice President *
                                   Chief Investment Officer
Joseph E. Rueli, Jr.               Director, Senior Vice President        Vice President*
                                   and Chief Financial Officer
F. Denney Voss                     Director and Senior                    Senior Vice President*
                                   Vice President
John R. Britt                      Director and Secretary                 Assistant Secretary *
Harvey Eisen                       Senior Vice President                  Senior Vice President**
Joseph M. Mullally                 Senior Vice President                  Vice President*
David Amaral                       Vice President                         Assistant Director*
John R. Calcagni                   Vice President                         Second Vice President*
Gene Collins                       Vice President                         Vice President*
John Green                         Vice President                         Second Vice President*
Thomas Hajdukiewicz                Vice President                         Vice President*
Edward Hinchliffe III              Vice President and Cashier             Second Vice President & Cashier
Richard John                       Vice President                         Vice President*
Kathyrn D. Karlic                  Vice President                         Vice President*
David R. Miller                    Vice President                         Vice President*
Emil J. Molinaro                   Vice President                         Vice President*
Andrew Sanford                     Vice President                         Investment Officer*
Charles Silverstein                Vice President                         Second Vice President*
Robert Simmons                     Vice President                         Assistant Investment Officer*
Jordan M. Stitzer                  Vice President                         Vice President*
Joel Strauch                       Vice President                         Vice President**
William H. White                   Treasurer                              Vice President and Treasurer *
Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer *
George M. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer *
Marla A. Berman                    Assistant Secretary                    Assistant Secretary**
Andrew Feldman                     Assistant Secretary                    Senior Counsel**
Millie Kim                         Assistant Secretary                    Senior Counsel**
Patricia A. Uzzel                  Compliance Officer                     Assistant Director*
Frank J. Fazzina                   Controller                             Director *

* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.

** Positions are held with Travelers Group Inc. , 388 Greenwich Street, New York, N.Y. 10013.

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Registrant's Sub-Adviser, are set forth in the following table:


Name                                       Position with TIMCO                    Other Business
----                                       -------------------                    --------------
Thomas W. Jones                            Director and Chairman                  Vice Chairman
                                                                                  Travelers Group Inc.*
                                                                                  Chief Executive Officer
                                                                                  Asset Management Division
                                                                                  Smith Barney Inc.

Sandip A. Bhagat                           Director, President and                   -----
                                              Chief Executive Officer**

Virgil H. Cumming                          Director                               Managing Director
                                                                                  Smith Barney Inc.*
                                                                                  Chief Investment Officer
                                                                                  Asset Management Division
                                                                                  Smith Barney Inc.

Heath B. McLendon                          Director                               Managing Director
                                                                                  Smith Barney Inc.*

Jacob E. Hurwitz                           Senior Vice President**                   -----

Emil J. Molinaro, Jr.                      Vice President                         Vice President
                                                                                  Travelers Group Inc.*

Daniel B. Willey                           Vice President**                          -----

Gloria G. Williams                         Vice President**                          -----

John W. Lau                                Assistant Vice President**                -----

Feng Zhang                                 Assistant Vice President**                -----

Michael F. Rosenbaum                       Corporate Secretary                    General Counsel to
                                                                                  Asset Management
                                                                                  Smith Barney Inc.*

Michael Day                                Treasurer                              Managing Director
                                                                                  Smith Barney Inc.*




Address:     *  388 Greenwich Street, New York, New York, 10013
            **  One Tower Square, Hartford, Connecticut 06183

Item 34.  Principal Underwriter

(a)      Tower Square Securities, Inc.
         One Tower Square
         Hartford, Connecticut 06183

Tower Square Securities, Inc. also serves as principal underwriter for the following :

         The Travelers Quality Bond Account for Variable Annuities
         The Travelers Money Market Account for Variable Annuities
         The Travelers Timed Growth and Income Stock Account for
             Variable Annuities
         The Travelers Timed Short-Term Bond Account for Variable Annuities The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Timed Bond Account for Variable Annuities
         The Travelers Fund U for Variable Annuities
         The Travelers Fund VA for Variable Annuities
         The Travelers Fund BD for Variable Annuities
         The Travelers Fund BD II for Variable Annuities
         The Travelers Fund BD III for Variable Annuities
         The Travelers Fund BD IV for Variable Annuities
         The Travelers Fund ABD for Variable Annuities
         The Travelers Fund ABD II for Variable Annuities
         The Travelers Fund UL for Variable Life Insurance
         The Travelers Fund UL II for Variable Life Insurance
         The Travelers Variable Life Insurance Separate Account One
         The Travelers Variable Life Insurance Separate Account Three
         The Travelers Variable Life Insurance Separate Account Two
         The Travelers Variable Life Insurance Separate Account Four
         The Travelers Separate Account QP for Variable Annuities
         The Travelers Separate Account PF for Variable Annuities
         The Travelers Separate Account PF II for Variable Annuities

(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                  With Underwriter                           With Registrant
         ------------------                  ----------------------------               ---------------------
         Russell H. Johnson                 Chairman of the Board                             -----
                                            Chief Executive Officer, President                -----
                                            and Chief Operating Officer
         William F. Scully, III             Member, Board of Directors,                       -----
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer
         Cynthia P. Macdonald               Vice President, Chief Compliance                  -----
                                            Officer, and Assistant Secretary
         Joanne K. Russo                    Member, Board of Directors                        -----
                                            Senior Vice President
         William D. Wilcox                  General Counsel and Secretary                     -----
         Kathleen A. McGah                  Assistant Secretary                        Assistant Secretary
         Jay S. Benet                       Member, Board of Directors                        -----
         George C. Kokulis                  Member, Board of Directors                        -----
         Warren H. May                      Member, Board of Directors                        -----
         Donald R. Munson, Jr.              Senior Vice President                             -----
         Stuart L. Baritz                   Vice President                                    -----
         Michael P. Kiley                   Vice President                                    -----
         Tracey Kiff-Judson                 Vice President                                    -----

(b)      Name and Principal                 Positions and Offices                      Positions and Offices
         Business Address *                  With Underwriter                           With Registrant
         ------------------                  ----------------------------               ---------------------
         Marlene M. Ibsen                   Second Vice President                             -----
         Robin A. Jones                     Second Vice President                             -----
         Susan M. Curcio                    Director and Operations Manager                   -----
         Dennis D. D'Angelo                 Director                                          -----
         John J. Williams, Jr.              Director and Assistant Compliance                 -----
                                               Officer
         Thomas P. Tooley                   Director                                          -----
         Nancy S. Waldrop                   Assistant Treasurer                               -----

         * Principal business address: One Tower Square, Hartford, Connecticut 06183

(c)      Not applicable

Item 35.  Location of Accounts and Records

(1)      The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

(2)      Chase Manhattan Bank, N. A.
         Chase MetroTech Center
         Brooklyn, New York   11245

Item 36.  Management Services

         Inapplicable.

Item 37.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post- effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 17th day of April, 1998.


                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                                  (Registrant)



                                 By:         *HEATH B. McLENDON
                                     --------------------------------------
                                       Heath B. McLendon
                                       Chairman of the Board of Managers


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 17, 1998.


  *HEATH B. McLENDON                                        Chairman, Board of Managers
  ------------------------------------
   (Heath B. McLendon)

  *KNIGHT EDWARDS                                           Member, Board of Managers
  ------------------------------------
   (Knight Edwards)

  *ROBERT E. McGILL, III                                    Member, Board of Managers
  ------------------------------------
   (Robert E. McGill, III)

  *LEWIS MANDELL                                            Member, Board of Managers
  ------------------------------------
   (Lewis C. Mandell)

  *FRANCES M. HAWK                                          Member, Board of Managers
  ------------------------------------
   (Frances M. Hawk)




* By:  /s/Ernest J. Wright, Attorney-in-Fact
         Secretary, Board of Managers

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post- effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 17th day of April, 1998.

                        THE TRAVELERS INSURANCE COMPANY
                              (Insurance Company)


                       By: *IAN R. STUART
                           -------------------------------------
                               Ian R. Stuart
                              Senior Vice President, Chief Financial Officer Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 17, 1998.


*MICHAEL A. CARPENTER                                       Director, Chairman of the Board, President
-------------------------------------------                 and Chief Executive Officer
  (Michael A. Carpenter)


*JAY S. BENET                                               Director
-------------------------------------------
  (Jay S. Benet)


*GEORGE C. KOKULIS                                          Director
-------------------------------------------
  (George C. Kokulis


*ROBERT I. LIPP                                             Director
-------------------------------------------
  (Robert I. Lipp)


*IAN R. STUART                                              Director, Senior Vice President, Chief
-------------------------------------------                 Financial Officer, Chief Accounting Officer and Controller
  (Ian R. Stuart)


*KATHERINE M. SULLIVAN                                      Director, Senior Vice President and
-------------------------------------------                 General Counsel
  (Katherine M. Sullivan)


*MARC P. WEILL                                              Director
-------------------------------------------
  (Marc P. Weill)



*  By: /s/Ernest J. Wright, Attorney-in-Fact

                                        EXHIBIT INDEX

Exhibit
   No            Description                                                                      Method of Filing
-------          -----------                                                                      ----------------
1.       Resolution of The Travelers Insurance Company's Board of
         Directors authorizing the establishment of the Registrant.
         (Incorporated herein by reference to Exhibit 1 to Post-Effective
         Amendment No. 67 to the Registration Statement on Form N-3
         filed April 19, 1996.)

2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

3.       Custody Agreement between the Registrant and Chase Manhattan
         Bank, N. A. (Incorporated herein by reference to Exhibit No. 3 to Post-Effective Amendment No. 66 to the Registration Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

4(a). Form of Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation.
         (Incorporated herein by reference to Exhibit 4(a) to Post-Effective
         Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

4(b).    Form of Investment Sub-Advisory Agreement between the
         Registrant and The Travelers Investment Management Company.
         (Incorporated herein by reference to Exhibit 4(b) to Post-Effective
         Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

5(a).    Distribution and Management Agreement among the Registrant,
         The Travelers Insurance Company and Tower Square Securities,
         Inc.  (Incorporated herein by reference to Exhibit No. 5 to Post-
         Effective Amendment No. 66 to the Registration Statement, on
         Form N-3, File No. 2-27330, filed April 27, 1995.)

5(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

6. Example of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 29 to
         Registration Statement on Form N-4, File No. 2-79529, filed
         April 19, 1996.)

7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to Registration
         Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

Exhibit
   No           Description                                                                       Method of Filing
-------         -----------                                                                       ----------------
8(a).    Charter of The Travelers Insurance Company, as amended
         on October 19, 1994.  (Incorporated herein by reference to
         Exhibit 3(a)(i) to the Registration Statement filed on Form S-2,
         File No. 33-58677, filed via EDGAR on April 18, 1995.)

8(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2,
         File No. 33-58677, filed via EDGAR on April 18, 1995.)

12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 69 to the Registration Statement on Form N-3 filed April 29, 1997.)

13(a).   Consent of Coopers & Lybrand L.L.P., Independent Accountants                             Electronically

13(b).   Consent of KPMG Peat Marwick LLP, Independent Certified                                  Electronically
         Public Accountants.

16.      Schedule for Computation of Total Return Calculations
         Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

18(a).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
         McGah as signatory for Heath B. McLendon, Knight Edwards,
         Robert E. McGill III, Lewis Mandell and Frances M. Hawk.
         (Incorporated herein by reference to Exhibit 18(a) to Post-Effective
         Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

18(b).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
         McGah as signatory for Michael A. Carpenter, Jay S. Benet,
         George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.
         (Incorporated herein by reference to Exhibit 18(b) to Post-Effective
         Amendment No. 68 to the Registration Statement on
         Form N-3 filed April 29, 1997.)

18(c).   Powers of Attorney authorizing Jay S. Fishman or Ernest J.
         Wright as signatory for Robert I. Lipp, Charles O. Prince, III,
         Marc P. Weill, Irwin R. Ettinger, and Donald T. DeCarlo.
         (Incorporated herein by reference to Exhibit No. 18(c) to Post-
         Effective Amendment No. 66 to the Registration Statement, on Form N-3, File No. 2-27330, filed April 27, 1995.)

27       Financial Data Schedule.                                                                 Electronically